As filed with the Securities and Exchange Commission on February 27, 2006

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM N - CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                    Investment Company Act File No. 811-4815

                               Ultra Series Funds
                             5910 Mineral Point Road
                                Madison, WI 53705
                                 (608) 238-5851
             (Registrant's Exact Name, Address and Telephone Number)

                             Kevin S. Thompson, Esq.
                     Vice President, Deputy General Counsel
                                CUNA Mutual Group
                             5910 Mineral Point Road
                                Madison, WI 53705
                     (Name and Address of Agent for Service)

                                    Copy to:

                              Stephen E. Roth, Esq.
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                           Washington, D.C. 20004-2415

                                   ----------

Date of Fiscal Year End: December 31, 2005

Date of Reporting Period: December 31, 2005

ITEM 1. REPORTS TO STOCKHOLDERS

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 on December 31, 2005 appears beginning on the following page.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
ULTRA SERIES FUND

FUND PERFORMANCE REVIEWS
   Bond Fund ............................................................     4
   High Income Fund .....................................................     6
   Balanced Fund ........................................................     8
   Growth and Income Stock Fund .........................................    10
   Capital Appreciation Stock Fund ......................................    12
   Mid-Cap Stock Fund ...................................................    14
   Multi-Cap Growth Stock Fund ..........................................    16
   Global Securities Fund ...............................................    18
   International Stock Fund .............................................    20

PORTFOLIOS OF INVESTMENTS
   Money Market Fund ....................................................    22
   Bond Fund ............................................................    23
   High Income Fund .....................................................    27
   Balanced Fund ........................................................    34
   Growth and Income Stock Fund .........................................    39
   Capital Appreciation Stock Fund ......................................    41
   Mid-Cap Stock Fund ...................................................    43
   Multi-Cap Growth Stock Fund ..........................................    45
   Global Securities Fund ...............................................    47
   International Stock Fund .............................................    50

FINANCIAL STATEMENTS
   Statements of Assets and Liabilities .................................    54
   Statements of Operations .............................................    56
   Statements of Changes in Net Assets ..................................    58
   Financial Highlights .................................................    62

NOTES TO FINANCIAL STATEMENTS ...........................................    67

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM .................    74

OTHER INFORMATION .......................................................    75

TRUSTEES AND OFFICERS ...................................................    79

ANNUAL REPORT DECEMBER 31, 2005

2                             LETTER TO SHAREHOLDERS


Dear Investor:

The year 2005 was one of strong contradictions in the economy and investment markets.

     - Energy prices hit record levels and other materials prices advanced sharply, but general inflation rates remained subdued.

     - The Federal Reserve repeatedly raised short-term interest rates, yet intermediate-term and longer-term rates actually fell initially and ended the year essentially unchanged.

     - The U.S. trade deficit ballooned by record amounts to record levels, pumping huge volumes of dollars into the hands of those whose exports we were buying, yet the dollar remained strong in international currency markets.

     - In spite of the higher energy prices and interest rates, which raise the operating costs of our businesses, and the strong dollar, which effectively raises the prices of our goods and services to foreign buyers, our economy grew steadily at above-trend rates throughout the year and overall corporate profit margins remained near all-time highs.

Investors were seemingly awestruck as this series of contradictions unfolded, the result being unusually calm markets and little net change in stock or bond prices for the year. The Dow Jones Industrials ended the year with a total return of 1.72% and the Lehman Intermediate Government/Credit Bond Index returned 1.58%. Modest as these numbers may be, I suspect that most investors feel fortunate to have closed the year with positive returns.

Ultra Series Fund investors enjoyed positive returns from all of the Ultra Series Funds in 2005. In addition, these fund returns exceeded the average returns of similar funds (according to Morningstar, Inc.) for eight of the ten funds. In the "average fund family," of course, 50% of the funds would realize above-average returns, so it is very gratifying that we could provide above-average returns from nearly 78% of our funds in 2005. The attached annual report provides additional discussions of the performance of each of the funds, along with each fund's full financial statements.

Although the future of investment markets is no more predictable than any other aspect of our lives, we believe investors should be prepared for continued modest returns, but with gradually increasing volatility as the economic pressures identified above intensify. If so, diversification can be extremely important. We encourage each of our investors to work closely with their financial management professional to be sure their investment allocation is appropriate for their needs and is carefully maintained until some change in their situation dictates a change.

On behalf of the entire staff at MEMBERS Capital Advisors, I thank you for your confidence in us and commit to continue to warrant that trust.

Sincerely,


/s/ Lawrence R. Halverson
-------------------------------------
Lawrence R. Halverson, CFA
Vice President

                        (Not part of the Annual Report.)

               SUMMARY OF ECONOMIC AND FINANCIAL MARKET CONDITIONS             3


U.S. ECONOMY

The U.S. economy expanded at a healthy pace in the twelve months ended December 31, 2005, growing almost exactly at what is believed to be its long-term potential growth rate of 3.5%. Consumer spending saw a "soft spot" in April caused by a surge in gasoline prices, but recovered in May and June as renewed discounting by automakers stimulated demand. A much more pronounced "soft spot" developed after Hurricane Katrina as soaring gasoline prices ate into household budgets. Automobile sales in particular plunged in the wake of the Gulf hurricanes. Manufacturing was strong early in the period, driven by robust corporate capital spending and export growth, but softened in April and May as companies worked through an overhang in inventories and capital spending moderated. Manufacturing also slowed after the disruptions and higher energy prices brought by the Gulf hurricanes, but activity rebounded in November and December. The housing market and housing construction made large contributions to economic growth during the period, although a gradual slowing of activity became apparent in the second half of 2005.

Inflationary pressures picked up during the period, with higher energy and commodity prices and the after-effects of the aggressive monetary stimulus that the U.S. Federal Reserve (the "Fed") applied in 2002-2003 leading to a rise in both wholesale and consumer prices. Improving productivity helped to keep unit labor costs low, but despite the highly competitive business environment some companies were able to pass on increases in energy and raw-material prices on to consumers. Including more volatile food and energy prices, consumer inflation was above its historical average of 3.1% during the period. The labor market continued to stabilize, with a modest but relatively consistent pace of job creation and a gradually falling unemployment rate.

U.S. STOCKS

U.S. stocks rose in 2005 but generally provided returns somewhat below their long-term historical averages. The broadly representative Russell 1000(R) Index rose 6.27%. Early in the period, equity markets continued a rally that had begun after the uncertainties surrounding the Presidential election were removed. However, concerns about inflation, oil prices, and the chance of more aggressive Fed tightening capped the rally in March, and signs of softness first in consumer spending and then manufacturing weighed on the minds of market participants. Shrinking liquidity and money supply exerted downward pressure on stock prices throughout the period, and took particular effect in March and April, when most major stock indexes retouched levels last seen before the 2004 election. Equities began to rise again in late May and into June as conditions improved in the technology sector and economic uncertainties diminished. The Gulf hurricanes hurt investor sentiment, but did not erode the strength of the rally, which resumed in early October. The Russell 1000(R) Index closed the year at its highest level since mid-2001. Value out-performed growth, and mid-caps out-performed both larger and smaller stocks.

U.S. BONDS

U.S. bonds posted positive returns overall, with the Merrill Lynch U.S. Domestic Master Index returning 2.55%. The Fed increased short-term interest rates eight times during the period in 25 basis-point increments, taking the benchmark Federal Funds rate from 2.25% to 4.25%. The 10-Year U.S. Treasury Note opened the year yielding 4.28%, and closed the year yielding 4.39%. The failure of longer-term bond yields to rise as the Fed raised short-term interest rates has puzzled many observers, with Fed chair Alan Greenspan labeling the phenomenon a "conundrum." U.S. Treasury bonds at shorter and longer durations out-performed intermediate-duration bonds in terms of price as the yield curve "flattened." Early on in the period, lower-quality investment grade corporate bonds and high-yield corporate bonds out-performed less risky bonds, continuing a long run of superior relative performance. However, the bond market suffered a series of blows in the spring that hit lower-quality bonds harder: the unexpected downgrade of Ford and GM bonds to "junk" status, the fears that one or more hedge funds would implode and destabilize the financial system, and the U.S. Treasury's surprising announcement that it would resume issuing the 30-year bond. Investment-grade and high-yield corporate bond spreads are still higher than they were before the Ford/GM downgrade, but they have come in considerably from the highs they reached during the crisis. However, concerns about rising inflation, shrinking profit margins and slower corporate earnings growth have held back returns of both investment-grade and high-yield corporate bonds.

INTERNATIONAL ECONOMIES AND FINANCIAL MARKETS

Economic growth slowed to a crawl in the euro-zone but remained strong in Asia, with China continuing to post 9%+ real GDP growth and consumer spending picking up in Japan and the developing economies of southeast Asia. Weakness in the euro-zone derived from a number of sources, including falling business and consumer confidence, a stronger euro hitting exports, and generalized weakness in the industrial sector due to higher energy and commodity prices. Emerging economies focused on the export of natural resources, such as Brazil, performed well during the period, although hints of cracks in commodity markets midway through the year caused some unease. Overall, global growth slowed gradually during the period as higher energy and commodity prices acted as "natural stabilizers" for a global economy that had been growing at an impressive but unsustainable pace since the summer of 2003.

Emerging markets stocks continued to out-perform all other major classifications of stocks during the period. The extended rally in emerging markets stocks may suggest that market participants are lowering the risk premium that they require to buy these stocks. Japanese stocks out-performed U.S. stocks in local currency-denominated terms, but the advantage versus U.S. stocks dwindled in U.S. dollar-denominated terms as the dollar strengthened against the yen and euro due to the relative strength of the U.S. economy. In U.S. dollars, the MSCI Emerging Markets Free Index rose 34.54% during the period, while the MSCI EAFE Index of developed markets stocks rose 14.02%.

                        (Not part of the Annual Report.)

4                            FUND PERFORMANCE REVIEW


                                   BOND FUND

INVESTMENT OBJECTIVE

The Bond Fund seeks to generate a high level of current income, consistent with the prudent limitation of investment risk.

PORTFOLIO MANAGEMENT

The fund is managed by MEMBERS Capital Advisors.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the fund invests at least 80% of its assets in bonds. To keep current income relatively stable and to limit share price volatility, the Bond Fund emphasizes investment grade securities or other securities which, although not rated by a national rating service, are considered by the fund's investment advisor to have an investment quality equivalent to the four highest categories. The Bond Fund maintains an intermediate (typically 3-6 year) average portfolio duration. As a general rule, a portfolio consisting of debt, mortgage-related and asset-backed securities experiences a decrease in principal value when interest rates increase. The extent of the decrease in principal value may be affected by the fund's duration of its portfolio of debt, mortgage-related and asset-backed securities. "Effective duration" takes into consideration the likelihood that a security will be called or prepaid prior to maturity given current interest rates. Duration measures the relative price sensitivity of a security to changes in interest rates. Typically, securities with longer durations are more price-sensitive than those with shorter durations. Commonly, a portfolio of debt, mortgage-related and asset-backed securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if the fund holds securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%.

The fund may invest in the following instruments:

- CORPORATE DEBT SECURITIES: securities issued by domestic and foreign corporations; and

- U.S. GOVERNMENT DEBT SECURITIES: securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

To the extent permitted by law and available in the market, the fund will also invest in: 1) asset-backed and mortgage-backed securities, including those representing mortgage, commercial or consumer loans originated by credit unions or other financial institutions; and 2) foreign government debt securities (securities issued or guaranteed by a foreign government or its agencies or instrumentalities).

2005 RETURNS

Ultra Series Bond Fund                     2.51%
Merrill Lynch U.S. Domestic Master Index   2.55%

Performance was helped significantly by our strategic decision to overweight bonds of longer and shorter maturities. This so-called "barbell" strategy generally contributes to performance when the yield curve flattens, as it did during the reporting period, with the spread between 2-Year U.S. Treasury Notes and 10-Year U.S. Treasury Notes narrowing some 115 basis points and actually inverting by one basis point at year-end. Performance was also helped by an underweight in lower-quality investment-grade BBB-rated bonds and an overweight in asset-backed securities ("ABS") and commercial mortgage-backed securities ("CMBS"). Performance was helped modestly by an underweight in mortgage-backed and U.S. Agency securities.

At the tactical level, performance was helped by security selection in CMBS and ABS. In the corporate segment of the portfolio, performance was helped by our decision to underweight Ford and General Motors bonds prior to their credit downgrades last spring.

We have reduced the "barbelling" of the portfolio, believing that the potential excess returns of the strategy have diminished. We think that short-term interest rates will continue to rise gradually in the near-term, however, and have not abandoned the strategy altogether. We maintain a generally cautious stance towards seeking excess return via reaching for yield as spreads are fairly tight and most sectors of the fixed income market appear to be fully or richly valued. We are also concerned about "event risk" in a rising-rate environment and given the potential for heavy buyout and merger and acquisition activity in 2006.

MEMBERS Capital Advisors -- Advisor

                                                 ANNUAL REPORT DECEMBER 31, 2005

                             FUND PERFORMANCE REVIEW                           5


                                    BOND FUND

        BOND FUND COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT(1)

                               (PERFORMANCE GRAPH)

                                                 12/31/1995   12/31/1996   12/31/1997   12/31/1998   12/31/1999
                                                 ----------   ----------   ----------   ----------   ----------
Bond Fund                                          $10,000      $10,283      $11,049      $11,734      $11,820
   Merrill Lynch U.S. Domestic Master Index        $10,000      $10,359      $11,359      $12,367      $12,248

                                                 12/31/2000   12/31/2001   12/31/2002   12/31/2003   12/31/2004   12/31/2005
                                                 ----------   ----------   ----------   ----------   ----------   ----------
Bond Fund                                          $12,778      $13,842      $15,025      $15,482      $16,004      $16,406
   Merrill Lynch U.S. Domestic Master Index        $13,685      $14,824      $16,367      $17,041      $17,781      $18,235


(1) This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index. Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges, or expenses imposed by the variable annuity and life insurance contracts that use the fund, as described in the Prospectus. All dividends and capital gains are reinvested. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the indices do not reflect expenses or sales charges.

                 ASSET ALLOCATION AS A PERCENTAGE OF NET ASSETS

Graphic: Pie chart showing Bond Fund Asset Allocation as a Percentage of Net
Assets:

Corporate Notes and Bands                               28%
Private Label Mortgage Backed                            1%
Commercial Mortgage Backed                               6%
U.S. Government and Agency Obligations                  30%
Cash and Other Net Assets                                4%
Mortgage Backed                                         26%
Asset Backed                                             5%


              AVERAGE ANNUAL TOTAL RETURN THROUGH DECEMBER 31, 2005

                                            One   Three    Five    Ten
                                           Year   Years   Years   Years
                                           ----   -----   -----   -----
Bond Fund                                  2.51%  2.97%   5.12%   5.08%
Merrill Lynch U.S. Domestic Master Index   2.55   3.67    5.91    6.19

ANNUAL REPORT DECEMBER 31, 2005

6                            FUND PERFORMANCE REVIEW


                                HIGH INCOME FUND

INVESTMENT OBJECTIVE

The High Income Fund seeks high current income. The fund also seeks capital appreciation, but only when consistent with its primary goal.

PORTFOLIO MANAGEMENT

MEMBERS Capital Advisors uses one or more subadvisors under a "manager of managers" approach to make investment decisions for this fund. Shenkman Capital Management, Inc. is the only subadvisor used by MEMBERS Capital Advisors to manage the assets of the fund.

PRINCIPAL INVESTMENT STRATEGIES

The High Income Fund invests primarily in lower-rated, higher-yielding income bearing securities, such as "junk" bonds. Because the performance of these securities has historically been strongly influenced by economic conditions, the fund may rotate securities selection by business sector according to the economic outlook. Under normal market conditions, the fund invests at least 80% of its assets in bonds rated lower than investment grade (BBB/Baa) and their unrated equivalents or other high-yielding securities. Types of bonds and other securities in which the fund may invest include, but are not limited to, domestic and foreign corporate bonds, debentures, notes, convertible securities, preferred stocks, municipal obligations and government obligations. The fund may invest in mortgage-backed securities.

The fund may also invest up to 50% of its assets in high-yielding foreign securities, including emerging market securities.

2005 RETURNS

Ultra Series High Income Fund                   2.51%
Merrill Lynch U.S. High Yield Master II Index   2.74%
Lehman Brothers High Yield Bond Index           2.74%

During the reporting period, less exposure to lower rated, discounted credits and risky industries, such as the automotive sector, benefited relative returns. In addition, the two-year run of marginal and distressed credits (i.e., CCC and below) came to a halt in 2005, with the sub-sector experiencing negative returns. The portfolio's significant overweighting in single B credits and increased weightings in the gaming and telecom sectors contributed positively to performance. The avoidance or de-emphasis of several key industries also contributed to the portfolio's relative performance. We believe that both the airline and automotive sectors have severe fundamental flaws; hence, the portfolio's significant underweight in these sectors. Earlier in the year, the portfolio had an overweighing in the paper/forestry industry, but concluded the year with a significant underweighting, which also benefited performance as this sector performed poorly in 2005.

As of year-end, the portfolio was well-diversified with investments in 227 issuers in 30 industries. Currently the portfolio's top industry weightings include telecom, utilities, gaming, healthcare, and oil & gas. The portfolio's strategic underweightings are in the automotive, airline, homebuilding, and the forestry/paper sectors. The portfolio continues to be concentrated in the single B rating sector. We continue to be cautious regarding interest rate risk, as evidenced by the portfolio's lower duration and underweight of BB rated credits relative to the market. Allocations are being reduced in sectors susceptible to high commodity prices or a maturing economic growth cycle, such as chemicals and building/construction. As a result, the portfolio exhibits high credit standards with an average quality rating of B and an average bond price of $102.

At the start of 2006, investors seemed encouraged by the release of the minutes of the Fed's most recent Federal Open Market Committee meeting, which indicated that future rate hikes may be limited. Moreover, investors appear to be comfortable with Greenspan's successor, Ben Bernanke, who may have a different style but is likely to pursue the same policy objectives. A robust U.S. economy, strong corporate profitability, and low defaults (i.e., 1.8% default rate) bolstered high-yield bond valuations and are firmly in place for the first half of 2006. While default rates may tick up from the current low level of 1.8%, we expect them to remain well below historical averages. The greatest concern for fixed income investors remains higher interest rates. However, we believe the Federal Reserve may be near the end of its credit tightening cycle. Based on this scenario, the high-yield market appears well-positioned to outperform the investment grade market for a fourth consecutive year.

MEMBERS Capital Advisors -- Advisor

Shenkman Capital Management, Inc. -- Subadvisor

                                                 ANNUAL REPORT DECEMBER 31, 2005

                             FUND PERFORMANCE REVIEW                           7


                                HIGH INCOME FUND

     HIGH INCOME FUND COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT(1)

                                                 12/31/1995   12/31/1996   12/31/1997   12/31/1998   12/31/1999
                                                 ----------   ----------   ----------   ----------   ----------
High Income Fund                                                                                       $10,000
   Merrill Lynch US High Yield Master II Index                                          10/31-12/31    $10,000
   Lehman Brothers High Yield Bond Index                                                               $10,000


                                                 12/31/2000   12/31/2001   12/31/2002   12/31/2003   12/31/2004   12/31/2005
                                                 ----------   ----------   ----------   ----------   ----------   ----------
High Income Fund                                   $ 9,997      $10,342      $10,659      $12,628      $13,755      $14,100
   Merrill Lynch US High Yield Master II Index     $ 9,835      $10,276      $10,081      $12,919      $14,323      $14,716
   Lehman Brothers High Yield Bond Index           $ 9,789      $10,306      $10,161      $13,105      $14,564      $14,963

(1) This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index. Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges, or expenses imposed by the variable annuity and life insurance contracts that use the fund, as described in the Prospectus. All dividends and capital gains are reinvested. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and else-where in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the indices do not reflect expenses or sales charges.

                 SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS

Gaming                                 10%
Telecommunications                      9%
Cash and Other Net Assets               7%
Health Care                             7%
Support Services                        6%
Utilities                               6%
Oil and Gas                             6%
Media - Cable                           5%
Aerospace/Defense                       5%
Technology                              4%
Consumer Products                       4%
Media - Diversified and Services        3%
Chemicals                               3%
Printing and Publishing                 3%
Non Food and Drug Retailers             3%
Media - Broadcasting                    2%
Leisure and Entertainment               2%
Beverage/Food                           2%
Hotels                                  2%
Metals and Mining                       2%
Forestry/Paper                          2%
Packaging                               1%
General Industrial and Manufacturing    1%
Food and Drug Retailers                 1%
Building Materials                      1%
Environmental                           1%
Transportation                          1%
Apparel/Textiles                        1%
Auto Parts and Equipment                0%*
Restaurants                             0%*
Steel                                   0%*

*    Rounds to 0%.

              AVERAGE ANNUAL TOTAL RETURN THROUGH DECEMBER 31, 2005

                                                 One   Three    Five       Since
                                                Year   Years   Years   Inception(2)
                                                ----   -----   -----   ------------
High Income Fund                                2.51%   9.78%  7.12%       6.87%
Lehman Brothers High Yield Bond Index           2.74   13.77   8.85        8.11
Merrill Lynch U.S. High Yield Master II Index   2.74   13.42   8.39        7.76

(2)  Returns are from inception, October 31, 2000.

ANNUAL REPORT DECEMBER 31, 2005

8                            FUND PERFORMANCE REVIEW


                                  BALANCED FUND

INVESTMENT OBJECTIVE

The Balanced Fund seeks a high total return through the combination of income and capital appreciation.

PORTFOLIO MANAGEMENT

The fund is managed by MEMBERS Capital Advisors.

PRINCIPAL INVESTMENT STRATEGIES

The Balanced Fund invests in a broadly diversified array of securities including common stocks, bonds and money market instruments. Stock, bond and cash components will vary, however, reflecting the relative availability of attractively priced stocks and bonds. Generally, however, common stocks will constitute 50% to 70% of the fund's assets, bonds will constitute 25% to 50% of the fund's assets and money market instruments may constitute up to 25% of the fund's assets. The Balanced Fund will invest in the same types of equity securities in which the Capital Appreciation Stock and Growth and Income Stock Funds invest, the same types of bonds in which the Bond Fund invests, and the same types of money market instruments in which the Money Market Fund invests.

2005 RETURNS

Ultra Series Balanced Fund                 3.89%
Russell 1000(R) Index                      6.27%
Merrill Lynch U.S. Domestic Master Index   2.55%

Equity performance was helped by a strategic overweight in the energy sector. Performance was hurt by stock selection in the consumer staples sector as diversified food company Sara Lee and cosmetics company Estee Lauder both under-performed as their fundamentals deteriorated. Equity performance was also hurt by stock selection in the health care sector as the portfolio's holdings in the health care providers and services subsector under-performed. Equity performance was helped by stock selection in the financials sector. We were able to close positions in Chubb Corporation and Prudential Financial after realizing significant gains and commercial insurance provider ACE Ltd. rose on market participants' hopes that it will be able to increase premiums after the Gulf hurricanes. Bond performance was helped by management's decision to overweight shorter and longer maturities in the portfolio. This so-called "barbell" strategy generally contributes to performance when the yield curve flattens, as it did during the reporting period. Performance was also helped by an underweight in BBB-rated corporate bonds, by good security selection in short-term corporate bonds and commercial mortgage-backed securities, and by management's choice of sector weightings in the corporate bond segment of the portfolio.

MEMBERS Capital Advisors -- Advisor

                                                 ANNUAL REPORT DECEMBER 31, 2005

                            FUND PERFORMANCE REVIEW                            9


                                  BALANCED FUND

      BALANCED FUND COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT(1)

                                                 12/31/1995   12/31/1996   12/31/1997   12/31/1998   12/31/1999

Balanced Fund                                      $10,000      $11,078      $12,947       $14,681     $16,809
   Merrill Lynch U.S. Domestic Master Index        $10,000      $10,359      $11,359       $12,367     $12,248
   Russell 1000(R) Index                           $10,000      $12,245      $16,267       $20,663     $24,984

                                                 12/31/2000   12/31/2001   12/31/2002   12/31/2003   12/31/2004   12/31/2005
                                                 ----------   ----------   ----------   ----------   ----------   ----------
Balanced Fund                                      $17,457      $16,922      $15,038      $17,566      $19,031      $19,773
   Merrill Lynch U.S. Domestic Master Index        $13,685      $14,824      $16,367      $17,041      $17,781      $18,235
   Russell 1000(R) Index                           $23,038      $20,170      $15,803      $20,526      $22,867      $24,300

(1) This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index. Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges, or expenses imposed by the variable annuity and life insurance contracts that use the fund, as described in the Prospectus. All dividends and capital gains are reinvested. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the indices do not reflect expenses or sales charges.

                 ASSET ALLOCATION AS A PERCENTAGE OF NET ASSETS

Graphic: Pie chart showing Balanced Fund Asset Allocation as a Percentage of Net
Assets:

Common Stock                               67%
Cash and Other Net Assets                   1%
U.S. Government and Agency Obligations     10%
Private Label Mortgage Backed*
Asset Backed                                2%
Commercial Mortgage Backed                  2%
Corporate Notes and Bonds                  10%
Morgage Backed                              8%

-------------
* Rounds to 0%


              AVERAGE ANNUAL TOTAL RETURN THROUGH DECEMBER 31, 2005

                                              One   Three    Five   Ten
                                             Year   Years   Years   Years
                                             ----   -----   -----   -----
Balanced Fund                                3.89%   9.55%  2.52%   7.05%
Russell 1000(R) Index                        6.27   15.42   1.07    9.29
Merrill Lynch U.S. Domestic Master Index     2.55    3.67   5.91    6.19

ANNUAL REPORT DECEMBER 31, 2005

10                           FUND PERFORMANCE REVIEW


                          GROWTH AND INCOME STOCK FUND

INVESTMENT OBJECTIVE

The Growth and Income Stock Fund seeks long-term capital growth with income as a secondary consideration.

PORTFOLIO MANAGEMENT

The fund is managed by MEMBERS Capital Advisors.

PRINCIPAL INVESTMENT STRATEGIES

The Growth and Income Stock Fund will focus on stocks of larger companies with financial and market strengths and a long-term record of financial performance, and will, under normal market conditions, maintain at least 80% of its assets in such stocks. Primarily through ownership of a diversified portfolio of common stocks and securities convertible into common stocks, the fund will seek a rate of return in excess of returns typically available from less variable investment alternatives.

The fund generally follows what is known as a "value" approach, which generally means that the managers seek to invest in stocks at prices below their perceived intrinsic value as estimated based on fundamental analysis of the issuing company and its prospects. By investing in value stocks, the fund attempts to limit the downside risk over time but may also produce smaller gains than other stock funds if their intrinsic values are not realized by the market or if growth-oriented stocks are favored by investors.

2005 RETURNS

Ultra Series Growth and Income Stock Fund   5.58%
Russell 1000(R) Value Index                 7.05%

Performance was hurt by a modest underweight in the utilities sector while performance was helped by a slight overweight in the health care sector. Much of the fund's under-performance versus the Russell 1000(R) Value Index can be attributed to under-performing holdings in the consumer staples sector. The Altria Group performed well, but the portfolio was significantly underweight in the stock versus the index. Two stocks the fund was overweighted versus the index--Kimberly-Clark and General Mills--lagged the sector, and Sara Lee fell sharply after missing earnings estimates. We have reduced our position in Sara Lee on concerns about its ability to execute its restructuring plans. Stock selection in the materials sector also detracted from performance as our conservative posture hurt performance as higher beta materials stocks led the market. DuPont, Alcan and Alcoa were hit hard by rising energy prices, which surged unexpectedly after the destruction wrought by the Gulf hurricanes. We have eliminated our position in Alcan because we think that upward pressure on natural gas prices may continue to affect the company's fundamentals. Performance was helped by stock selection in the energy sector, by far the best-performing sector during the reporting period, as oil services concern Transocean and exploration & production company Devon Energy each rose more than 60%.

We continue to favor mega-cap and high-quality stocks, which have under-performed smaller and lower-quality stocks for five years. We believe that these stocks should see improved relative performance as a gradually slowing economy and increased competition exert downward pressure on profit margins. We have recently added to positions in General Electric, Textron and Pfizer and initiated positions in health care insurance company WellPoint and electric utility Exelon. We think the market will eventually reward the competitive and financial strengths of these companies.

MEMBERS Capital Advisors -- Advisor

                                                 ANNUAL REPORT DECEMBER 31, 2005

                           FUND PERFORMANCE REVIEW                            11


                          GROWTH AND INCOME STOCK FUND

              GROWTH AND INCOME STOCK FUND COMPARISON OF CHANGE IN
                         VALUE OF $10,000 INVESTMENT(1)


                                                 12/31/1995   12/31/1996   12/31/1997   12/31/1998  12/31/1999
                                                 ----------   ----------   ----------   ----------  ----------
Growth and Income Stock Fund                       $10,000      $12,329      $16,036       $18,913    $22,308
   Russell 1000(R) Value Index                     $10,000      $12,164      $16,444       $19,014    $20,411

                                                 12/31/2000   12/31/2001   12/31/2002   12/31/2003   12/31/2004   12/31/2005
                                                 ----------   ----------   ----------   ----------   ----------   ----------
Growth and Income Stock Fund                       $22,490      $20,082      $15,755      $19,833      $22,298      $23,543
   Russell 1000(R) Value Index                     $21,843      $20,622      $17,421      $22,652      $26,389      $28,250

(1) This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index. Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges, or expenses imposed by the variable annuity and life insurance contracts that use the fund, as described in the Prospectus. All dividends and capital gains are reinvested. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the indices do not reflect expenses or sales charges.

                 SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS

Graphic: Pie chart showing Growth and Income Stock Fund Sector Allocation as a Percentage of Net Assets:

Utilities                                         6%
Telecommunication Services                        4%
Materials                                         4%
Information Technology                            7%
Industrials                                       8%
Health Care                                       9%
Cash and Other Net Assets                         3%
Consumer Discretionary                            8%
Consumer Staples                                  6%
Energy                                           13%
Financials                                       32%


              AVERAGE ANNUAL TOTAL RETURN THROUGH DECEMBER 31, 2005

                                One   Three    Five    Ten
                               Year   Years   Years   Years
                               ----   -----   -----   -----
Growth and Income Stock Fund   5.58%  14.33%   0.92%   8.94%
Russell 1000(R) Value Index    7.05   17.49    5.28   10.94

ANNUAL REPORT DECEMBER 31, 2005

12                            FUND PERFORMANCE REVIEW


                         CAPITAL APPRECIATION STOCK FUND

INVESTMENT OBJECTIVE

The Capital Appreciation Stock Fund seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT

The fund is managed by MEMBERS Capital Advisors.

PRINCIPAL INVESTMENT STRATEGIES

The Capital Appreciation Stock Fund invests primarily in common stocks and will, under normal market conditions, maintain at least 80% of its assets in such securities. The fund seeks stocks that have both low market prices relative to their perceived intrinsic value and growth capabilities as estimated based on fundamental analysis of the issuing companies and their prospects. This is referred to as a "core" or "blend" approach. Relative to the Growth and Income Stock Fund, the Capital Appreciation Stock Fund will seek more earnings growth capability in the stocks it purchases, and will include some smaller, less developed companies and some companies undergoing more significant changes in their operations or experiencing significant changes in their markets. The fund will diversify its holdings among various industries and among companies within those industries. The combination of these factors introduces greater investment risk than the Growth and Income Stock Fund, but can also provide higher long-term returns than are typically available from less risky investments.

2005 RETURNS

Ultra Series Capital Appreciation Stock Fund   2.42%
Russell 1000(R) Index                          6.27%

Performance was helped significantly by a strategic overweight in the energy sector. An underweight in the health care sector detracted from performance. Performance was hurt by stock selection in the health care sector, where pharmaceutical concern Abbott Laboratories under-performed after its gross and operating margins fell in the second quarter of 2005. Medical device provider Boston Scientific also disappointed after its Taxus coronary stent lost market share amid growing safety concerns. We have sold our position in both of these stocks to pursue more attractive investment opportunities. Stock selection in the information technology sector also hurt performance as the fund's holdings in the semiconductor and semiconductor equipment subsector, particularly Novellus Systems and Altera, under-performed.

The portfolio retains a modest overweight in the energy sector as we believe the supply/demand balance for oil will keep money flowing through this area of the economy. We are particularly focused on oil-services and equipment stocks in the belief that political pressure and growing demand will lead major oil companies to boost production capacity over the next several years. We continue to focus on higher-quality stocks--stocks of companies that have demonstrated consistent earnings and cash flow growth and are in a strong financial position. Higher-quality stocks have lagged in the current bull market, and we believe that in many cases they provide very attractive relative value. We also have added some higher-potential, more volatile stocks to the portfolio due to our generally positive outlook for the stock market over the next twelve months and to move the portfolio towards its new large-cap growth benchmark. Fast growing companies like new positions Yahoo!, eBay, and Amgen tend to out-perform in rising markets.

MEMBERS Capital Advisors -- Advisor

                                                 ANNUAL REPORT DECEMBER 31, 2005

                           FUND PERFORMANCE REVIEW                            13


                         CAPITAL APPRECIATION STOCK FUND

                 CAPITAL APPRECIATION STOCK FUND COMPARISON OF
                    CHANGE IN VALUE OF $10,000 INVESTMENT(1)

                                                 12/31/1995   12/31/1996   12/31/1997   12/31/1998   12/31/1999
                                                 ----------   ----------   ----------   ----------   ----------
Capital Appreciation Stock Fund                    $10,000      $12,144      $15,846       $19,319     $24,186
   Russell 1000(R) Index                           $10,000      $12,245      $16,267       $20,663     $24,984

                                                 12/31/2000   12/31/2001   12/31/2002   12/31/2003   12/31/2004   12/31/2005
                                                 ----------   ----------   ----------   ----------   ----------   ----------
Capital Appreciation Stock Fund                    $25,221      $22,923      $15,724      $20,304      $22,118      $22,653
   Russell 1000(R) Index                           $23,038      $20,170      $15,803      $20,526      $22,867      $24,300

(1) This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index. Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges, or expenses imposed by the variable annuity and life insurance contracts that use the fund, as described in the Prospectus. All dividends and capital gains are reinvested. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the indices do not reflect expenses or sales charges.

                 SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS


Graphic: Pie chart showing Capital Appreciation Stock Fund Sector Allocation as a Percentage of Net Assets:

  Information Technology           25%
  Industrials                      14%
  Health Care                      17%
  Consumer Discretionary           11%
  Materials                         4%
  Consumer Staples                 11%
  Telecommunication Services        1%
  Energy                            4%
  Utilities                         1%
  Financials                        7%
  Cash and Other Net Assets         5%

              AVERAGE ANNUAL TOTAL RETURN THROUGH DECEMBER 31, 2005

                                   One   Three    Five    Ten
                                  Year   Years   Years   Years
                                  ----   -----   -----   -----
Capital Appreciation Stock Fund   2.42%  12.94%  -2.12%   8.52%
Russell 1000(R) Index             6.27   15.42    1.07    9.29

ANNUAL REPORT DECEMBER 31, 2005

14                           FUND PERFORMANCE REVIEW


                               MID-CAP STOCK FUND

INVESTMENT OBJECTIVE

The Mid-Cap Stock Fund seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT

MEMBERS Capital Advisors uses one or more sub-advisors under a "manager of managers" approach to make investment decisions for some or all of the assets of this fund. Wellington Management Company, LLP is the only subadvisor currently used by MEMBERS Capital Advisors to manage the assets within the small-cap portion of the fund.

PRINCIPAL INVESTMENT STRATEGIES

The Mid-Cap Stock Fund invests primarily in common stocks of midsize and smaller companies (market capitalization at the time of purchase of less than $12 billion, but more than $1 billion), and will under normal market conditions, maintain at least 80% of its assets in such securities. However, the fund will not automatically sell a stock just because its market capitalization has grown beyond $12 billion, or fallen below $1 billion, and such positions may be increased through additional purchases.

The fund seeks midsize and smaller stocks that have a low market price relative to their value as estimated based on fundamental analysis of the issuing company and its prospects. This is sometimes referred to as a "value" approach. Relative to both the Growth and Income Stock and Capital Appreciation Stock Funds, the Mid-Cap Stock Fund includes smaller, less developed issuers. These midsize and smaller companies often have difficulty competing with larger companies, but the successful ones tend to grow faster than larger companies (within the ranges noted above) by often using profits to expand rather than to pay dividends.

The fund diversifies its holdings among various industries and among companies within those industries but is often less diversified than the Growth and Income Stock Fund. The combination of these factors introduces greater investment risk than the Growth and Income Stock Fund, but can also provide higher long-term returns than are typically available from less risky investments.

2005 RETURNS

Ultra Series Mid-Cap Stock Fund   10.32%
Russell Midcap(R) Value Index     12.65%

Relative performance was helped by a strategic overweight in the energy sector, which was by far the best performing sector in the mid-cap space during the period. Performance was hurt by stock selection in the consumer staples sector, where the portfolio's positions in McCormick, Estee Lauder, and Sara Lee under-performed the sector after posting disappointing earnings. Performance was also hurt by stock selection in the health care sector, where the fund's holdings in the health care providers & services subsector significantly lagged the subsector's strong performance during the period. Performance was helped by stock selection in the information technology sector, where the portfolio's holdings in the semiconductors & semiconductor equipment subsector, including Intersil and LSI Logic out-performed the subsector. Electronic device maker Arrow Electronics and telecommunications equipment provider Tellabs were also strong performers on improving fundamentals.

Among the small-cap shares in the portfolio, favorable stock selection produced positive benchmark-relative returns during the twelve-month period. Key individual contributors to relative performance were Vintage Petroleum (Energy), Herbalife (Household & Personal Products), O'Reilly Automotive (Retailing), Gildan Activewear (Consumer Durables & Apparel), and Plains Exploration & Production (Energy). Detractors from relative performance during the period included NBTY (Household & Personal Products), IPC Holdings (Insurance), and Wolverine Tube (Capital Goods).

MEMBERS Capital Advisors -- Advisor

Wellington Management Company, LLP -- Subadvisor

                                                 ANNUAL REPORT DECEMBER 31, 2005

                             FUND PERFORMANCE REVIEW                          15


                               MID-CAP STOCK FUND

   MID-CAP STOCK FUND COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT(1)

                                   12/31/1995  12/31/1996  12/31/1997  12/31/1998  12/31/1999  12/31/2000  12/31/2001  12/31/2002
Mid-Cap Stock Fund                                           5/1/1999    $10,000     $11,368     $14,079     $15,651     $12,926
    Russell MidCap(R) Value Index                                        $10,000     $ 9,418     $11,224     $11,486     $10,378


                                   12/31/2003  12/31/2004  12/31/2005
Mid-Cap Stock Fund                   $16,960     $19,651     $21,678
    Russell MidCap(R) Value Index    $14,328     $17,725     $19,968

(1) This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index. Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges, or expenses imposed by the variable annuity and life insurance contracts that use the fund, as described in the Prospectus. All dividends and capital gains are reinvested. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the indices do not reflect expenses or sales charges.

                 SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS

Graphic: Pie chart showing Mid-Cap Stock Fund Sector Allocation as a Percentage of Net Assets:

  Cash and Other Net Assets                     3%
  Utilities                                     8%
  Telecommunication Services                    1%
  Materials                                     8%
  Information Technology                        9%
  Industrials                                  13%
  Health Care                                   7%
  Consumer Discretionary                       12%
  Consumer Staples                              5%
  Energy                                       10%
  Financials                                   24%


              AVERAGE ANNUAL TOTAL RETURN THROUGH DECEMBER 31, 2005

                                 One    Three    Five       Since
                                 Year   Years   Years   Inception(2)
                                -----   -----   -----   ------------
Mid-Cap Stock Fund              10.32%  18.81%   9.02%     12.30%
Russell Midcap(R) Value Index   12.65   24.38   12.21      10.91

(2)  Returns are from inception, May 1, 1999.

ANNUAL REPORT DECEMBER 31, 2005

16                           FUND PERFORMANCE REVIEW


                           MULTI-CAP GROWTH STOCK FUND

INVESTMENT OBJECTIVE

The Multi-Cap Growth Stock Fund seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT

MEMBERS Capital Advisors uses one or more sub-advisors under a "manager of managers" approach to make investment decisions for this fund. Wellington Management Company, LLP is the only subadvisor currently used by MEMBERS Capital Advisors to manage the assets of the fund.

PRINCIPAL INVESTMENT STRATEGIES

The Multi-Cap Growth Stock Fund invests generally in common stocks, securities convertible into common stocks and related equity securities. Under normal market conditions, the fund will maintain at least 80% of its assets in these securities. The fund is managed by a team of portfolio managers of the subadvisor, each with expertise in a specific range of the market capitalization spectrum. Each of the portfolio managers has a distinct sub-portfolio that is focused on the manager's area of market capitalization expertise. Typically, between 60% and 90% of the fund will be invested in large capitalization companies (generally over $12 billion of market capitalization). The subadvisor may invest up to 25% of the fund in mid capitalization companies (generally between $2 billion and $12 billion of market capitalization) and up to 20% in small capitalization companies (generally under $2 billion of market capitalization). The fund seeks securities of growth companies across a broad range of market capitalization, which are companies that may be:

- major enterprises that have demonstrated and are expected to sustain above-average growth or whose rates of earnings growth are anticipated to accelerate because of factors such as expectations relative to management, new or unique products, superior market position, changes in demand for the company's products, or changes in the economy or segments of the economy affecting the company; or

- early in their life cycle, but have the potential to become much larger enterprises.

2005 RETURNS

Ultra Series Multi-Cap Growth Stock Fund   8.75%
Russell 3000(R) Growth Index               5.17%

Favorable stock selection produced positive benchmark-relative returns during the twelve-month period. Stock selection was strongest within the information technology, health care and energy sectors. The fund's overweight allocation to the top performing energy sector also contributed positively to performance. Positive relative results were somewhat offset by weak stock selection in the consumer discretionary sector.

Key individual contributors to relative performance were Google, AstraZeneca and Petro-Canada. Internet search and advertising company Google benefited from both a strong secular trend toward increased online advertising and greater investor appreciation of its exceptional growth dynamics. AstraZeneca advanced due to strong earnings results as operating margins improved and sales increased. Petro-Canada gained on the continued rise in oil prices.

Positive results were partially offset by eBay, Electronic Arts, and XM Satellite Radio. Internet auctioneer eBay declined in response to concerns about slowing growth and increasing competition. The video game manufacturer Electronic Arts lowered guidance as software sales fell shy of expectations during this video game console transition period. XM Satellite Radio reacted negatively to declining conversion rates from OEM installations and rising expenses associated with increased advertising and promotion.

As always, we continue to utilize security specific research to build the fund one stock at a time. We seek to identify individual companies that possess an explicit sustainable growth advantage or barrier to entry that will enable them to maintain an above average growth rate for an extended period of time. At the conclusion of the twelve-month period, these bottom-up, stock-specific decisions resulted in greater-than-benchmark weights in the financials, health care, and information technology sectors and underweight positions in the consumer staples and consumer discretionary sectors.

MEMBERS Capital Advisors -- Advisor

Wellington Management Company, LLP -- Subadvisor

                                                 ANNUAL REPORT DECEMBER 31, 2005

                           FUND PERFORMANCE REVIEW                            17


                           MULTI-CAP GROWTH STOCK FUND

      MULTI-CAP GROWTH STOCK FUND COMPARISON OF CHANGE IN VALUE OF $10,000
                                  INVESTMENT(1)

                                                 12/31/1995   12/31/1996   12/31/1997   12/31/1998   12/31/1999
                                                 ----------   ----------   ----------   ----------   ----------
Multi-Cap Growth Stock Fund                                                             10/31/2000     $10,000
   Russell 3000(R) Growth Index                                                                        $10,000

                                                 12/31/2000   12/31/2001   12/31/2002   12/31/2003   12/31/2004   12/31/2005
                                                 ----------   ----------   ----------   ----------   ----------   ----------
Multi-Cap Growth Stock Fund                        $ 9,047      $ 6,252      $ 4,676      $ 6,238      $ 7,076      $ 7,695
   Russell 3000(R) Growth Index                    $ 8,285      $ 6,659      $ 4,792      $ 6,277      $ 6,712      $ 7,059

(1) This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index. Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges, or expenses imposed by the variable annuity and life insurance contracts that use the fund, as described in the Prospectus. All dividends and capital gains are reinvested. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the indices do not reflect expenses or sales charges.

                 SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS

Graphic: Pie chart showing Multi-Cap Growth Stock Fund Sector Allocation as a Percentage of Net Assets:

  Cash and Other Net Assets     3%
  Information Technology       31%
  Industrials                  11%
  Consumer Discretionary        8%
  Consumer Staples              1%
  Energy                        4%
  Financials                   16%
  Telecommunication Services    1%
  Health Care                  25%

              AVERAGE ANNUAL TOTAL RETURN THROUGH DECEMBER 31, 2005

                                One   Three    Five       Since
                               Year   Years   Years   Inception(2)
                               ----   -----   -----   ------------
Multi-Cap Growth Stock Fund    8.75%  18.06%  -3.18%     -4.94%
Russell 3000(R) Growth Index   5.17   13.78   -3.15%     -6.52

(2)  Returns are from inception, October 31, 2000.

ANNUAL REPORT DECEMBER 31, 2005

18                           FUND PERFORMANCE REVIEW


                             GLOBAL SECURITIES FUND

INVESTMENT OBJECTIVE

The Global Securities Fund seeks capital appreciation.

PORTFOLIO MANAGEMENT

MEMBERS Capital Advisors uses one or more sub-advisors under a "manager of managers" approach to make investment decisions for this fund. Oppenheimer Funds, Inc. is the only subadvisor currently used by MEMBERS Capital Advisors to manage the assets of the fund.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests mainly in foreign equity securities and equity securities of companies in the U.S. The fund can invest without limit in foreign securities and can invest in any country, including countries with developed or emerging markets. However, the fund currently emphasizes investments in developed markets such as the U.S., Western European countries and Japan. The fund normally will invest in at least three countries (one of which may be the U.S.). The fund does not limit its investments to companies in a particular capitalization range, but currently focuses its investments in mid-cap and large-cap companies.

In selecting securities for the fund, the advisor looks primarily for foreign and U.S. companies with high growth potential. The advisor uses fundamental analysis of a company's financial statements, management structure, operations and product development, and considers factors affecting the industry of which the issuer is part.

The advisor considers overall and relative economic conditions in U.S. and foreign markets, and seeks broad portfolio diversification in different countries to help moderate the special risks of foreign investing.

2005 RETURNS

Ultra Series Global Securities Fund   13.97%
MSCI World Index                      10.02%

Stock selection generally contributed to the fund's relative performance. Hyundai Heavy Industries, the world's largest shipbuilder, was one of the fund's best performing stocks. We bought the stock on the belief that the average tanker age was high and the move toward double-hulled tankers would create a demand for new ship construction. The stock was very reasonably priced due to some concerns over their ownership of non-core businesses. Those issues have now been resolved and the stock more than doubled during the reporting period. Another winner for the fund was AMD, whose new dual core processor chip achieved significant traction in the server market versus Intel's competing offering. The market's skepticism towards AMD's competitive position waned during the period, helping the stock to rise. Two of the fund's energy stocks, Husky Energy, Inc. and Transocean, Inc., an oil reserves company and driller, respectively, also helped performance due to the rising cost of oil and natural gas.

Negative contributors to the fund's performance included JDS Uniphase Corp., an optical components company. We had bought this stock in previous years in the belief that there was a significant opportunity for a turnaround and that the risk was reflected in its stock price. However, the turnaround never materialized and we have since sold the stock. Another negative contributor was Vodafone. As one of our largest holdings, Vodafone has yet to deliver performance in line with our expectations. A slow market in Europe coupled with greater than expected capital expenditure in Japan and a realized tax change all detracted from results. A lengthening of the sales cycle in video conferencing technology led to earnings disappointments at Tandberg, one of our poorest performers. We still believe Tandberg's technology has merit and will be adopted more widely in the coming year. Our position in International Game Technology, the world's largest manufacturer of casino gaming machines, also disappointed. The company's earnings growth did not meet investors' expectations and consequently its stock price fell. However, we believe the long-term prospects remain strong. The company is a leader in its industry and its stock is reasonably priced. Therefore, we added modestly to our position in the stock on its weakness.

Our investment decision-making does not focus on predicting stock-market levels or short-term economic trends. Rather, it tries to look past them for secular longer term growth opportunities that are available at reasonable prices. We look to buy stocks with an investment horizon of three to five years where we may have the opportunity to double our money. We continue to see such opportunities in global equity markets.

MEMBERS Capital Advisors -- Advisor

Oppenheimer Funds, Inc. -- Subadvisor

                                                 ANNUAL REPORT DECEMBER 31, 2005

                             FUND PERFORMANCE REVIEW                          19


                             GLOBAL SECURITIES FUND

  GLOBAL SECURITIES FUND COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT(1)



                                                 12/31/1995   12/31/1996   12/31/1997   12/31/1998   6/30/1999   12/31/1999
                                                 ----------   ----------   ----------   ----------   ---------   ----------
Global Securities Fund                                                                  10/31/2000                 $10,000
   Morgan Stanley Capital International
   World Index (MSCI World Index)                                                                                  $10,000

                                                 12/31/2000   12/31/2001   12/31/2002   12/31/2003   12/31/2004   12/31/2005
                                                 ----------   ----------   ----------   ----------   ----------   ----------
Global Securities Fund                             $ 9,989      $ 8,959      $ 7,008      $ 9,899      $11,723      $13,360
   Morgan Stanley Capital International
   World Index (MSCI World Index)                  $ 9,548      $ 7,970      $ 6,413      $ 8,577      $ 9,885      $10,876

(1) This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index. Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges, or expenses imposed by the variable annuity and life insurance contracts that use the fund, as described in the Prospectus. All dividends and capital gains are reinvested. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the indices do not reflect expenses or sales charges.

              GEOGRAPHICAL ALLOCATION AS A PERCENTAGE OF NET ASSETS

Graphic: Pie chart showing Global Securities Fund Geographical Allocation as a Percentage of Net Assets:

  United Kingdom                     12%
  Pacific Basin                       5%
  Other Countries                     3%
  Latin America                       5%
  Japan                              11%
  Europe(excluding United Kingdom)   22%
  Canada                              2%
  United States                      36%
  Cash and Other Net Assets           4%

  AVERAGE ANNUAL TOTAL RETURN THROUGH DECEMBER 31, 2005

                          One     Three    Five       Since
                          Year    Years   Years   Inception(2)
                         -----   ------   -----   ------------
Global Securities Fund   13.97%  23.99%   5.99%       5.76%
MSCI World Index         10.02   19.26    2.64        1.64

(2)  Returns are from inception, October 31, 2000.

ANNUAL REPORT DECEMBER 31, 2005

20                           FUND PERFORMANCE REVIEW


                            INTERNATIONAL STOCK FUND

INVESTMENT OBJECTIVE

The International Stock Fund seeks long-term growth of capital.

PORTFOLIO MANAGEMENT

MEMBERS Capital Advisors uses one or more subadvisors under a "manager of managers" approach to make investment decisions for this fund. Lazard Asset Management LLC is the only subadvisor currently used by MEMBERS Capital Advisors to manage the assets of the fund.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the International Stock Fund invests at least 80% of its assets in foreign equity securities. Foreign equity securities are securities that are issued by companies organized or whose principal operations are outside the U.S., are issued by a foreign government, are principally traded outside of the U.S., or are quoted or denominated in a foreign currency.

Equity securities include common stocks, securities convertible into common stocks, preferred stocks, and other securities representing equity interests such as American depository receipts ("ADRs" -- receipts typically issued by a U.S. financial institution which evidence ownership of underlying securities of foreign corporate issuers), European depository receipts ("EDRs") and Global depository receipts ("GDRs"). EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. financial institution similar to that for ADRs and are designed for use in non-U.S. securities markets. The fund may also invest in debt securities, foreign money market instruments, and other income bearing securities as well as forward foreign currency exchange contracts and other derivative securities and contracts. The fund always holds securities of issuers located in at least three countries other than the U.S.

2005 RETURNS

Ultra Series International Stock Fund   16.53%
MSCI EAFE Index                         14.02%

Fund performance versus the MSCI EAFE Index continued to benefit from its exposure to developed market small-cap and emerging markets stocks. Given the extended period of out-performance by these stocks and what we believe is their markedly decreased relative value versus large-cap developed market stocks, we are considering whether to reduce this exposure in 2006.

LARGE-CAP DEVELOPED MARKETS STOCKS

Stock selection in technology benefited the portfolio, as one of its holdings (Hoya Corp.) continued to post solid earnings results throughout the year, in addition to doubling its dividend payout and announcing a share buy-back. The demand for the company's glass templates, which are used to make liquid crystal displays, remains robust. The shares of a Japanese manufacturer of motors for IT products (Nidec) also rose after the company announced solid second quarter results. We believe that the company should continue to benefit from the strength of its HDD (hard disk drive) motors business, as demand for digital music players continues to be strong. Stock selection in consumer discretionary also helped performance, as the shares of a large Japanese automobile company (Toyota) were purchased in a timely fashion prior to Japan's recent strong rally. The shares of a large U.K. clothing retailer (Marks and Spencer) also rose sharply, due to the company reporting better-than-expected earnings. The CEO's restructuring efforts have begun to bear fruit, and the company is benefiting from a rebound in U.K. consumer confidence. Shares of a luxury goods holding (Richemont) also rose, as the company benefits from robust demand by affluent consumers. Stock selection in telecom services detracted from performance, as this group has been weak due to an increasingly competitive landscape in European wireless services and continued declines in wire-line telephony. However, we believe that the portfolio's holdings in this sector are undervalued, particularly in relation to their robust free-cash generation, and that investors' outlook for the group is overly pessimistic. An underweight position in materials also hurt returns, as this was one of the top-performing sectors.

SMALL-CAP DEVELOPED MARKETS STOCKS

Performance was hurt by the portfolio's underperformance in the energy sector. Returns were also impacted by an underweight position in Japan, the best performing market in 2005. A top performer for the year was Leopalace21, the Japanese developer and manager of real estate properties, particularly apartments. Since the beginning of August, real estate and real estate-related shares have attracted the interest of investors. Recent land-price surveys in Japan have begun to indicate that land prices have been rising, not only in Tokyo, but regionally as well. In some locations, it is the first indication of a recovery for the past 10 years. Leopalace21, both directly and indirectly, has been a beneficiary of this land appreciation. Nokian Tyres, the Finish manufacturer and marketer of winter tires, hurt performance, as the company issued a profit warning stating that third-quarter results would be below analysts' forecasts. We believe that a number of factors contributing to the shortfall were short-term, including a late snow fall in Scandinavia, start-up losses in a number of new stores in the retail chain, and start-up losses in Nokian Tyres' new Russian manufacturing plant. We will continue to monitor this situation closely to understand whether long-term financial productivity has been impacted.

EMERGING MARKETS STOCKS

For 2005 as a whole, the emerging markets asset class recorded a rise of 34 percent, and all of the countries within the MSCI Emerging Markets Index ended the year higher, except for Venezuela. The largest rises were in Latin American and Eastern European equities. Asian emerging markets also performed respectably, and every sector experienced an increase of at least 25 percent. The portfolios experienced good stock selection in all sectors, except energy, where lack of exposure to Gazprom (Russia) hurt returns as the stock rose sharply due to the ending of its two-tier share structure.

The international economy demonstrated tremendous resiliency in 2005, as growth remained robust even as energy prices soared and central banks around the world continued to tighten monetary policy. Our outlook on international stocks remains positive, as earnings growth and cash generation remain robust, and valuations appear relatively attractive compared to historical norms. However, increases in interest rates outside the United States may raise the level of uncertainty about the earnings potential of smaller, more volatile companies. Thus, we would expect a market rotation away from such companies and toward larger, more consistently profitable companies, as the economic recovery matures and corporate earnings growth slows from its current robust rate.

MEMBERS Capital Advisors -- Advisor

Lazard Asset Management LLC -- Subadvisor

                                                 ANNUAL REPORT DECEMBER 31, 2005

                             FUND PERFORMANCE REVIEW                          21


                            INTERNATIONAL STOCK FUND

 INTERNATIONAL STOCK FUND COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT(1)

                                                 12/31/1995   12/31/1996   12/31/1997   12/31/1998   6/30/1999   12/31/1999
                                                 ----------   ----------   ----------   ----------   ---------   ----------
International Stock Fund                                                                10/31/2000                 $10,000
  Morgan Stanley Capital International
  Europe, Australia & Far East Index
  (MSCI EAFE Index)                                                                                                $10,000

                                                 12/31/2000   12/31/2001   12/31/2002   12/31/2003   12/31/2004   12/31/2005
                                                 ----------   ----------   ----------   ----------   ----------   ----------
International Stock Fund                           $ 9,745      $ 7,946      $ 7,312      $ 9,769      $11,771      $13,717
   Morgan Stanley Capital International
   Europe, Australia & Far East Index
   (MSCI EAFE Index)                               $ 9,972      $ 7,865      $ 6,634      $ 9,232      $11,143      $12,704


(1) This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index. Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges, or expenses imposed by the variable annuity and life insurance contracts that use the fund, as described in the Prospectus. All dividends and capital gains are reinvested. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the indices do not reflect expenses or sales charges.

              GEOGRAPHICAL ALLOCATION AS A PERCENTAGE OF NET ASSETS

     Graphic: Pie chart showing International Fund Geographical Allocation as a Percentage of Net Assets:

 Pacific Basin                          8%
 Latin America                          4%
 Japan                                 22%
 Other Countries                        3%
 United Kingdom                        17%
 Africa                                 2%
 Europe (excluding United Kingdom)     40%
 Cash and Other Net Assets              4%

              AVERAGE ANNUAL TOTAL RETURN THROUGH DECEMBER 31, 2005

                            One    Three    Five       Since
                            Year   Years   Years   Inception(2)
                           -----   -----   -----   ------------
International Stock Fund   16.53%  23.33%  7.08%       6.30%
MSCI EAFE Index            14.02   24.18   4.94        4.72

(2)  Returns are from inception, October 31, 2000.

ANNUAL REPORT DECEMBER 31, 2005

22                MONEY MARKET FUND -- PORTFOLIO OF INVESTMENTS


                                                                        Value
Par Value                                                              (Note 2)
---------                                                            -----------
COMMERCIAL PAPER (A) - 43.40%

            CONSUMER STAPLES - 4.22%
 $2,250,000 Coca Cola Co.
            4.160%, due 01/17/06                                     $ 2,245,840
  1,750,000 Coca Cola Co.
            4.180%, due 01/17/06                                       1,746,749
                                                                     -----------
                                                                       3,992,589
                                                                     -----------
            FINANCE - 27.70%
  4,250,000 American Express Credit Corp.
            4.280%, due 01/05/06                                       4,247,979
  3,500,000 American General Finance Corp.
            4.270%, due 01/06/06                                       3,497,924
  2,000,000 CIT Group, Inc.
            3.870%, due 02/14/06                                       1,990,540
  4,250,000 Citigroup Funding Inc.
            4.270%, due 01/03/06                                       4,248,992
  4,000,000 General Electric Capital Corp.
            4.290%, due 01/11/06                                       3,995,233
  4,000,000 Toyota Motor Credit Co.
            4.200%, due 01/03/06                                       3,999,067
  4,250,000 UBS Finance Delaware LLC
            4.290%, due 01/23/06                                       4,238,858
                                                                     -----------
                                                                      26,218,593
                                                                     -----------
            FOREIGN - 2.90%
  2,755,000 Government of Quebec
            4.250%, due 01/30/06                                       2,745,568
                                                                     -----------
            HEALTH CARE - 8.58%
  4,000,000 Medtronic, Inc.
            4.250%, due 01/18/06                                       3,991,972
  4,135,000 Pfizer Investment Capital
            4.170%, due 01/11/06                                       4,130,210
                                                                     -----------
                                                                       8,122,182
                                                                     -----------
            TOTAL COMMERCIAL PAPER
            (Cost $41,078,932)                                        41,078,932
                                                                     -----------

ASSET BACKED - 1.37%

  1,297,233 Nissan Auto Receivables Owner Trust, Series 2005-C,
            Class A1, 3.861%, due 09/15/06                             1,297,233
                                                                     -----------
            TOTAL ASSET BACKED
            (Cost $1,297,233)                                          1,297,233
                                                                     -----------
CORPORATE NOTES AND BONDS - 20.81%

            FINANCE - 16.84%
  2,025,000 Bank of America Corp.
            7.125%, due 09/15/06                                       2,065,544
  5,250,000 Goldman Sachs Group, Inc., Series B (G)
            4.331%, due 01/03/06                                       5,252,063
  2,500,000 HSBC Finance Corp.
            3.375%, due 02/21/06                                       2,498,980
  3,100,000 Merrill Lynch & Co., Inc. (G)
            4.773%, due 02/22/06                                       3,105,145
  3,000,000 Morgan Stanley
            6.100%, due 04/15/06                                       3,019,597
                                                                     -----------
                                                                      15,941,329
                                                                     -----------
            HEALTH CARE - 3.97%
 $3,750,000 Merck & Co., Inc. (C)
            4.726%, due 02/22/06                                     $ 3,753,863
                                                                     -----------
            TOTAL CORPORATE NOTES AND BONDS
            (Cost $19,695,192)                                        19,695,192
                                                                     -----------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 29.35%

            FEDERAL FARM CREDIT BANK (G) - 11.94%
  7,000,000 4.181%, due 01/01/06                                       6,999,422
  4,300,000 4.230%, due 01/16/06                                       4,300,000
                                                                     -----------
                                                                      11,299,422
                                                                     -----------

            FEDERAL HOME LOAN BANK (A) - 9.49%
  3,500,000 3.550%, due 01/06/06                                       3,498,274
  5,500,000 4.160%, due 01/31/06                                       5,480,934
                                                                     -----------
                                                                       8,979,208
                                                                     -----------

            FEDERAL HOME LOAN MORTGAGE CORP. (A) - 2.95%
  2,800,000 4.200%, due 01/30/06                                       2,790,527
                                                                     -----------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (A) - 4.97%
  3,750,000 4.210%, due 02/01/06                                       3,736,405
  1,000,000 4.470%, due 10/02/06                                         965,978
                                                                     -----------
                                                                       4,702,383
                                                                     -----------

            TOTAL U.S. GOVERNMENT
            AND AGENCY OBLIGATIONS
            (Cost $27,771,540)                                        27,771,540
                                                                     -----------

                                                                        Value
Shares                                                                 (Note 2)
------                                                               -----------
INVESTMENT COMPANIES - 5.96%

  4,380,271 J.P. Morgan Prime
            Money Market Fund                                          4,380,271
  1,257,921 SSgA Prime Money Market Fund                               1,257,921
                                                                     -----------
            TOTAL INVESTMENT COMPANIES
            (Cost $5,638,192)                                          5,638,192
                                                                     -----------
TOTAL INVESTMENTS - 100.89%
(Cost $95,481,089**)                                                  95,481,089
                                                                     -----------
NET OTHER ASSETS AND LIABILITIES - (0.89)%                              (844,181)
                                                                     -----------
TOTAL NET ASSETS - 100.00%                                           $94,636,908
                                                                     ===========

----------
**   Aggregate cost for Federal tax purposes was $95,481,089.

(A)  Rate noted represents annualized yield at time of purchase.

(C) Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been deemed to be liquid under guidelines established by the Board of Trustees.

(G)  Floating rate note. Date shown is next reset date.

                See accompanying Notes to Financial Statements.

                                                 ANNUAL REPORT DECEMBER 31, 2005

                      BOND FUND -- PORTFOLIO OF INVESTMENTS                   23


                                                                        Value
Par Value                                                              (Note 2)
---------                                                            -----------
ASSET BACKED - 5.04%

$  709,462 ABSC Long Beach Home Equity Loan Trust,
           Series 2000-LB1, Class AF5 (M)
           8.550%, due 09/21/30                                      $   707,692
 2,100,000 Ameriquest Mortgage Securities, Inc.,
           Series 2004-FR1, Class M2 (M)
           5.207%, due 05/25/34                                        2,075,040
 4,200,000 Citibank Credit Card Issuance Trust,
           Series 2004-A1, Class A1
           2.550%, due 01/20/09                                        4,102,026
 3,300,000 Countrywide Asset-Backed
           Certificates, Series 2003-S1, Class A4 (M)
           5.009%, due 12/25/32                                        3,293,403
 2,000,000 GMAC Mortgage Corp. Loan Trust,
           Series 2004-HE2, Class M1 (G)
           3.950%, due 10/25/33                                        1,941,346
 2,647,167 Green Tree Financial Corp.,
           Series 1996-1, Class M1
           7.000%, due 03/15/27                                        2,609,970
 2,543,387 Green Tree Financial Corp.,
           Series 1998-2, Class A6
           6.810%, due 12/01/27                                        2,588,357
 2,300,000 Green Tree Home Equity Loan Trust,
           Series 1999-A, Class B1
           8.970%, due 11/15/27                                        2,384,789
 3,500,000 New Century Home Equity Loan Trust,
           Series 2003-5, Class AI5
           5.500%, due 11/25/33                                        3,512,613
 2,475,000 Renaissance Home Equity Loan Trust,
           Series 2005-4, Class M9 (M)
           7.000%, due 02/25/36                                        2,271,973
 2,000,000 Residential Asset Mortgage Products, Inc.,
           Series 2003-RS9, Class AI5
           4.990%, due 03/25/31                                        1,992,362
 1,745,000 Soundview Home Equity Loan Trust,
           Series 2005-B, Class M6 (M)
           6.175%, due 05/25/35                                        1,735,483
 2,245,000 Wells Fargo Home Equity Trust,
           Series 2004-2, Class M8A (C)(G)
           7.379%, due 03/25/33                                        2,244,959
                                                                     -----------
           TOTAL ASSET BACKED
           (Cost $31,636,271)                                         31,460,013
                                                                     -----------

COMMERCIAL MORTGAGE BACKED - 5.87%

 4,243,406 Bear Stearns Commercial Mortgage Securities,
           Series 2001-TOP4, Class A1
           5.060%, due 11/15/16                                        4,244,385
 1,810,000 Bear Stearns Commercial Mortgage Securities
           Series 2005-T20, Class F (C)(G)
           5.303%, due 10/12/42                                        1,765,316
 2,800,000 Bear Stearns Commercial Mortgage Securities,
           Series 2004-T16, Class A2
           3.700%, due 02/13/46                                        2,722,034
 2,800,000 Bear Stearns Commercial Mortgage Securities,
           Series 2004-T16, Class A6 (G)
           4.750%, due 02/13/46                                        2,716,867
$3,000,000 Greenwich Capital Commercial Funding Corp.,
           Series 2004-GG1, Class A7 (G)
           5.317%, due 06/10/36                                      $ 3,028,168
 3,200,000 LB-UBS Commercial Mortgage Trust,
           Series 2004-C8, Class A6 (G)
           4.799%, due 12/15/29                                        3,124,775
 1,271,639 Morgan Stanley Capital I,
           Series 1999-CAM1, Class A3
           6.920%, due 03/15/32                                        1,290,732
 5,550,000 Morgan Stanley Capital I,
           Series 2004-HQ4, Class A7
           4.970%, due 04/14/40                                        5,468,457
 7,000,000 Morgan Stanley Capital I,
           Series 2004-T13, Class A3
           4.390%, due 09/13/45                                        6,720,461
 1,695,000 Multi Security Asset Trust,
           Series 2005-RR4A, Class J (C)(G)
           5.880%, due 11/28/35                                        1,479,616
 4,177,341 Wachovia Bank Commercial Mortgage Trust
           Series 2003-C6, Class A1
           3.364%, due 08/15/35                                        4,061,584
                                                                     -----------
           TOTAL COMMERCIAL MORTGAGE BACKED
           (Cost $37,518,395)                                         36,622,395
                                                                     -----------

PRIVATE LABEL MORTGAGE BACKED - 1.20%

 7,500,000 Bank of America Alternative Loan Trust,
           Series 2005-12, 6.000%, due 01/25/36                        7,509,375
                                                                     -----------
           TOTAL PRIVATE LABEL MORTGAGE BACKED
           (Cost $7,509,345)                                           7,509,375
                                                                     -----------

CORPORATE NOTES AND BONDS - 27.66%

           CABLE - 0.42%
 2,500,000 Comcast Cable Communications
           6.875%, due 06/15/09                                        2,625,828
                                                                     -----------
           CAPITAL GOODS - 0.55%
 3,500,000 Caterpillar Financial Services Corp.,
           Series F
           2.500%, due 10/03/06                                        3,439,114
                                                                     -----------

           CONSUMER DISCRETIONARY - 2.27%
 2,500,000 American Association of Retired Persons (C)
           7.500%, due 05/01/31                                        3,101,563
 2,300,000 Carnival Corp. (D)
           3.750%, due 11/15/07                                        2,248,305
 4,000,000 Cendant Corp.
           6.250%, due 01/15/08                                        4,072,136
 4,400,000 Erac USA Finance Co. (C)
           6.700%, due 06/01/34                                        4,733,577
                                                                     -----------
                                                                      14,155,581
                                                                     -----------

                 See accompanying Notes to Financial Statements.

ANNUAL REPORT DECEMBER 31, 2005

24             BOND FUND -- PORTFOLIO OF INVESTMENTS (CONTINUED)


                                                                        Value
Par Value                                                              (Note 2)
---------                                                            ------------
CORPORATE NOTES AND BONDS (CONTINUED)
           CONSUMER STAPLES - 0.62%
$1,250,000 Coca-Cola Enterprises, Inc. (O)
           4.375%, due 09/15/09                                      $ 1,230,995
 2,700,000 Safeway, Inc.
           4.125%, due 11/01/08                                        2,614,464
                                                                     -----------
                                                                       3,845,459
                                                                     -----------
           ENERGY - 2.70%
 2,460,000 Amerada Hess Corp.
           7.875%, due 10/01/29                                        2,978,772
 2,000,000 Burlington Resources Finance Co.
           5.700%, due 03/01/07                                        2,011,804
 3,500,000 ConocoPhillips
           6.650%, due 07/15/18                                        3,949,071
 2,310,000 Devon Financing Corp. ULC (O)
           7.875%, due 09/30/31                                        2,935,315
 2,000,000 Pemex Project Funding Master Trust
           7.375%, due 12/15/14                                        2,222,000
 2,275,000 Valero Energy Corp.
           7.500%, due 04/15/32                                        2,764,787
                                                                     -----------
                                                                      16,861,749
                                                                     -----------
           FINANCE - 4.96%
 2,700,000 AIG SunAmerica Global Financing XII (C)
           5.300%, due 05/30/07                                        2,714,064
 2,500,000 American General Finance Corp.,
           Series H, 4.625%, due 09/01/10                              2,446,540
 2,000,000 Bear Stearns Cos., Inc.
           7.800%, due 08/15/07                                        2,089,050
 2,500,000 CIT Group, Inc.
           7.375%, due 04/02/07                                        2,572,812
 1,250,000 GE Global Insurance Holding Corp.
           7.000%, due 02/15/26                                        1,405,190
 1,680,000 GE Global Insurance Holding Corp.
           7.750%, due 06/15/30                                        2,038,626
 2,750,000 Goldman Sachs Group, Inc. (O)
           5.700%, due 09/01/12                                        2,828,865
 4,250,000 HSBC Finance Corp.
           6.500%, due 11/15/08                                        4,423,294
 3,000,000 Merrill Lynch & Co., Inc.
           7.375%, due 05/15/06                                        3,026,268
 2,000,000 U.S. Bank N.A.
           6.300%, due 02/04/14                                        2,157,894
 2,750,000 Wachovia Corp. (O)
           4.950%, due 11/01/06                                        2,750,212
 2,500,000 Washington Mutual Finance Corp.
           6.250%, due 05/15/06                                        2,513,643
                                                                     -----------
                                                                      30,966,458
                                                                     -----------
           HEALTH CARE - 2.89%
 2,600,000 Eli Lilly & Co.
           6.570%, due 01/01/16                                        2,900,420
 1,740,000 Genentech, Inc.
           5.250%, due 07/15/35                                        1,676,812
$3,480,000 Merck & Co., Inc.
           6.400%, due 03/01/28                                      $ 3,772,459
 3,500,000 Quest Diagnostics, Inc. (C)
           5.450%, due 11/01/15                                        3,526,184
 3,600,000 WellPoint, Inc.
           5.000%, due 12/15/14                                        3,536,294
 2,370,000 Wyeth
           6.500%, due 02/01/34                                        2,608,979
                                                                     -----------
                                                                      18,021,148
                                                                     -----------
           INDUSTRIALS - 5.28%
   760,000 Boeing Co.
           8.625%, due 11/15/31                                        1,072,035
 1,380,000 Boeing Co.
           6.875%, due 10/15/43                                        1,632,722
 1,140,000 D.R. Horton, Inc. (O)
           5.250%, due 02/15/15                                        1,067,198
 4,000,000 DaimlerChrysler N.A. Holding Corp. (O)
           4.750%, due 01/15/08                                        3,963,508
 3,850,000 Dow Chemical Co. (O)
           5.750%, due 12/15/08                                        3,949,484
 2,000,000 Ford Motor Credit Co.
           5.800%, due 01/12/09                                        1,744,678
 3,200,000 General Electric Co. (O)
           5.000%, due 02/01/13                                        3,198,336
 1,125,000 General Motors Acceptance Corp.
           6.125%, due 08/28/07                                        1,042,849
 1,225,000 General Motors Acceptance Corp.
           7.250%, due 03/02/11                                        1,125,944
   800,000 International Paper Co.
           7.875%, due 08/01/06                                          810,910
 1,125,000 Pulte Homes, Inc. (O)
           5.200%, due 02/15/15                                        1,058,328
   958,000 Raytheon Co.
           4.500%, due 11/15/07                                          949,746
 2,465,000 Waste Management, Inc.
           7.125%, due 12/15/17                                        2,732,307
 2,250,000 Westvaco Corp.
           8.200%, due 01/15/30                                        2,635,191
 3,000,000 Weyerhaeuser Co.
           6.875%, due 12/15/33                                        3,116,394
 2,870,000 WM. Wrigley Jr. Co.
           4.300%, due 07/15/10                                        2,816,753
                                                                     -----------
                                                                      32,916,383
                                                                     -----------
           PIPELINE - 0.30%
 1,675,000 Kinder Morgan, Inc.
           7.250%, due 03/01/28                                        1,875,124
                                                                     -----------
           REITS - 0.58%
 2,735,000 EOP Operating L.P.
           4.750%, due 03/15/14                                        2,584,547
 1,060,000 Simon Property Group, L.P. (O)
           5.625%, due 08/15/14                                        1,067,210
                                                                     -----------
                                                                       3,651,757
                                                                     -----------

                See accompanying Notes to Financial Statements.

                                                 ANNUAL REPORT DECEMBER 31, 2005

                BOND FUND -- PORTFOLIO OF INVESTMENTS (CONTINUED)             25


                                                                        Value
Par Value                                                             (Note 2)
---------                                                           ------------
CORPORATE NOTES AND BONDS (CONTINUED)
           TELECOMMUNICATIONS - 1.67%
$3,000,000 Bellsouth Capital Funding
           7.875%, due 02/15/30                                     $  3,621,648
   775,000 Sprint Capital Corp.
           7.125%, due 01/30/06                                          776,240
 2,000,000 Telephone & Data Systems, Inc.
           7.000%, due 08/01/06                                        2,015,424
 2,500,000 Verizon Wireless Capital LLC
           5.375%, due 12/15/06                                        2,508,235
 1,500,000 Vodafone Group PLC (D)
           5.000%, due 12/16/13                                        1,473,360
                                                                    ------------
                                                                      10,394,907
                                                                    ------------
           TRANSPORTATION - 1.11%
 2,925,000 Burlington Northern Santa Fe Corp.
           8.125%, due 04/15/20                                        3,677,263
 1,268,000 Norfolk Southern Corp.
           5.590%, due 05/17/25                                        1,266,779
 1,400,000 Norfolk Southern Corp.
           7.050%, due 05/01/37                                        1,670,657
    12,451 Southwest Airlines Co.,
           Series A3, 8.700%, due 07/01/11                                13,354
   270,248 Union Pacific Railroad Co.,
           Series 1995-A, 6.540%, due 07/01/15                           284,933
                                                                    ------------
                                                                       6,912,986
                                                                    ------------
           UTILITIES - 4.31%
 3,000,000 Constellation Energy Group, Inc. (O)
           4.550%, due 06/15/15                                        2,814,027
 2,750,000 Consumers Energy Co.
           5.650%, due 04/15/20                                        2,698,022
 2,750,000 DTE Energy Co.
           6.450%, due 06/01/06                                        2,767,619
 2,000,000 Energy East Corp.
           8.050%, due 11/15/10                                        2,241,238
 2,925,000 Pacific Gas and Electric Co.
           6.050%, due 03/01/34                                        3,027,255
 2,400,000 Progress Energy, Inc.
           7.750%, due 03/01/31                                        2,878,922
 3,500,000 Southern Power Co., Series B
           6.250%, due 07/15/12                                        3,682,189
 3,400,000 Virginia Electric and Power Co.,
           Series A, 5.750%, due 03/31/06                              3,407,691
 3,000,000 Wisconsin Electric Power
           6.500%, due 06/01/28                                        3,385,191
                                                                    ------------
                                                                      26,902,154
                                                                    ------------
           TOTAL CORPORATE NOTES AND BONDS
           (Cost $171,113,572)                                       172,568,648
                                                                    ------------
MORTGAGE BACKED - 26.12%
           FEDERAL HOME LOAN MORTGAGE CORP. - 5.88%
 5,866,398 5.000%, due 05/01/18 Pool # E96322                          5,816,301
 7,674,557 3.000%, due 10/15/21 Series 2659,
           Class NJ                                                    7,567,866
   185,844 8.000%, due 06/01/30 Pool # C01005                            198,207
   958,540 7.000%, due 03/01/31 Pool # C48129                            998,643
   350,961 6.500%, due 03/01/32 Pool # C65648                            360,306
 5,306,799 5.000%, due 07/01/33 Pool # A11325                          5,156,152
 1,408,376 6.000%, due 10/01/34 Pool # A28439                          1,422,572
$1,365,681 6.000%, due 10/01/34 Pool # A28598                       $  1,379,447
 8,797,184 5.500%, due 11/01/34 Pool # A28282                          8,725,046
   732,373 5.000%, due 04/01/35 Pool # A32314                            709,028
 1,761,329 5.000%, due 04/01/35 Pool # A32315                          1,705,187
 2,184,482 5.000%, due 04/01/35 Pool # A32316                          2,114,852
   566,970 5.000%, due 04/01/35 Pool # A32509                            548,898
                                                                    ------------
                                                                     36,702,505
                                                                    ------------
           FEDERAL NATIONAL MORTGAGE ASSOCIATION - 19.40%
 4,796,177 4.000%, due 04/01/15 Pool # 255719                          4,640,213
   348,632 6.000%, due 05/01/16 Pool # 582558                            356,379
 1,456,412 5.500%, due 09/01/17 Pool # 657335                          1,466,478
 2,080,332 5.500%, due 02/01/18 Pool # 673194                          2,094,711
 5,832,751 5.000%, due 05/01/20 Pool # 813965                          5,770,671
 4,880,001 4.500%, due 09/01/20 Pool # 835465                          4,748,761
   845,328 6.000%, due 05/01/21 Pool # 253847                            860,693
 4,057,147 5.500%, due 12/01/22 Pool # 254587                          4,059,173
   244,811 7.000%, due 12/01/29 Pool # 762813                            256,134
   377,062 7.000%, due 11/01/31 Pool # 607515                            393,615
   663,858 6.000%, due 02/01/32 Pool # 611619                            671,683
   597,156 6.500%, due 03/01/32 Pool # 631377                            613,716
    34,192 7.000%, due 04/01/32 Pool # 641518                             35,681
   617,158 7.000%, due 05/01/32 Pool # 644591                            644,251
 5,731,043 6.500%, due 06/01/32 Pool # 545691                          5,889,968
    39,734 7.000%, due 08/01/32 Pool # 641302                             41,464
 6,244,157 5.500%, due 04/01/33 Pool # 690206                          6,198,366
 1,740,365 6.000%, due 08/01/33 Pool # 729407                          1,758,535
   878,386 6.000%, due 08/01/33 Pool # 729413                            887,557
 7,912,339 5.000%, due 10/01/33 Pool # 254903                          7,694,126
 8,551,969 5.500%, due 11/01/33 Pool # 555880                          8,489,253
   154,195 5.000%, due 05/01/34 Pool # 782214                            149,707
 2,043,265 5.000%, due 06/01/34 Pool # 778891                          1,983,792
 8,248,182 5.500%, due 06/01/34 Pool # 780384                          8,175,313
   276,961 7.000%, due 07/01/34 Pool # 792636                            288,957
 1,013,877 5.500%, due 08/01/34 Pool # 793647                          1,004,920
 4,918,512 5.500%, due 03/01/35 Pool # 810075                          4,871,377
 3,749,646 5.500%, due 03/01/35 Pool # 815976                          3,713,711
 4,366,703 5.500%, due 07/01/35 Pool # 825283 (H)                      4,324,856
 5,845,179 5.000%, due 08/01/35 Pool # 829670                          5,663,735
 2,449,177 5.500%, due 08/01/35 Pool # 826872 (H)                      2,425,705
 4,648,033 5.000%, due 09/01/35 Pool # 820347                          4,503,751
 5,369,178 5.000%, due 09/01/35 Pool # 835699                          5,202,510
 8,222,335 5.000%, due 10/01/35 Pool # 797669                          7,967,100
 1,141,738 5.500%, due 10/01/35 Pool # 836912                          1,130,797
 6,185,703 5.000%, due 11/01/35 Pool # 844809                          5,993,689
 6,275,000 5.000%, due 12/01/35 Pool # 850561                          6,080,214
                                                                    ------------
                                                                     121,051,562
                                                                    ------------
           GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 0.84%
   114,035 8.000%, due 10/20/15, Pool # 002995                           121,334
 4,200,000 5.008%, due 12/16/25
           Series 2004-43, Class C (G)                                 4,172,204
   427,129 6.500%, due 02/20/29, Pool # 002714                           443,895
   439,387 6.500%, due 04/20/31, Pool # 003068                           456,092
                                                                    ------------
                                                                       5,193,525
                                                                    ------------
           TOTAL MORTGAGE BACKED
           (Cost $163,760,062)                                       162,947,592
                                                                    ------------

                 See accompanying Notes to Financial Statements.

ANNUAL REPORT DECEMBER 31, 2005

26               BOND FUND -- PORTFOLIO OF INVESTMENTS (CONTINUED)


                                                                        Value
Par Value                                                             (Note 2)
---------                                                           ------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 30.37%
            FEDERAL FARM CREDIT BANK - 0.69%
$ 4,000,000 5.875%, due 10/03/16                                    $  4,326,740
                                                                    ------------
            FEDERAL HOME LOAN MORTGAGE CORP. - 2.88%
 10,000,000 5.500%, due 07/15/06                                      10,047,770
  2,500,000 4.875%, due 11/15/13                                       2,511,825
  5,500,000 4.500%, due 01/15/14                                       5,398,014
                                                                    ------------
                                                                      17,957,609
                                                                    ------------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION - 1.74%
  4,675,000 4.000%, due 09/02/08                                       4,578,901
  2,400,000 5.250%, due 08/01/12                                       2,423,021
  3,905,000 4.625%, due 10/15/14 (O)                                   3,858,979
                                                                    ------------
                                                                      10,860,901
                                                                    ------------
            U.S. TREASURY BONDS - 3.09%
 14,825,000 6.250%, due 05/15/30 (O)                                  18,411,953
    750,000 5.375%, due 02/15/31 (O)                                     842,461
                                                                    ------------
                                                                      19,254,414
                                                                    ------------
            U.S. TREASURY NOTES - 21.97%
 14,600,000 1.500%, due 03/31/06 (O)                                  14,508,181
  5,000,000 2.250%, due 04/30/06 (O)                                   4,967,385
    900,000 2.000%, due 05/15/06 (O)                                     892,406
  9,000,000 2.625%, due 11/15/06 (O)                                   8,861,832
 19,000,000 3.125%, due 01/31/07 (O)                                  18,734,304
  3,700,000 3.375%, due 02/28/07 (O)                                   3,654,904
  2,500,000 4.000%, due 08/31/07 (O)                                   2,483,398
  5,200,000 3.750%, due 05/15/08 (O)                                   5,126,061
  7,740,000 3.000%, due 02/15/09 (O)                                   7,428,589
 12,000,000 2.625%, due 03/15/09 (O)                                  11,375,160
  6,000,000 3.500%, due 02/15/10                                       5,809,219
 12,625,000 3.875%, due 05/15/10 (O)                                  12,385,819
  3,750,000 3.875%, due 09/15/10 (O)                                   3,671,925
 10,200,000 4.500%, due 11/15/10 (O)                                  10,254,988
  1,915,000 4.000%, due 02/15/14 (O)                                   1,863,086
  6,565,000 4.250%, due 11/15/14 (O)                                   6,488,577
  2,750,000 4.000%, due 02/15/15 (O)                                   2,666,210
  2,975,000 4.125%, due 05/15/15 (O)                                   2,909,806
 11,000,000 4.250%, due 08/15/15 (O)                                  10,857,770
  2,145,000 4.500%, due 11/15/15 (O)                                   2,162,595
                                                                    ------------
                                                                     137,102,215
                                                                    ------------
            TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
            (Cost $188,628,751)                                      189,501,879
                                                                    ------------
            CERTIFICATE OF DEPOSIT - 2.67%
$16,663,593 State Street Eurodollar
            2.350%, due 01/03/06                                    $ 16,663,593
                                                                    ------------
            TOTAL CERTIFICATE OF DEPOSIT
            (Cost $16,663,593)                                        16,663,593
                                                                    ------------

                                                                       Value
Shares                                                                (Note 2)
------                                                             -------------
INVESTMENT COMPANIES - 27.92%
          3 J.P. Morgan Prime Money
            Market Fund                                                        3
 26,101,339 SSgA Prime Money Market Fund (N)                          26,101,339
148,124,161 State Street Navigator Securities
            Lending Portfolio (I)                                    148,124,161
                                                                   -------------
            TOTAL INVESTMENT COMPANIES
            (Cost $174,225,503)                                      174,225,503
                                                                   -------------
            TOTAL INVESTMENTS - 126.85%
            (Cost $791,055,492**)                                    791,498,998
                                                                   -------------
            NET OTHER ASSETS AND LIABILITIES - (26.85)%             (167,523,192)
                                                                   -------------
            TOTAL NET ASSETS - 100.00%                             $ 623,975,806
                                                                   =============

----------
**   Aggregate cost for Federal tax purposes was $791,879,240.

(C) Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securitities have been determined to be liquid under guidelines established by the Board of Trustees.

(D) Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 0.60% of total net assets.

(G)  Floating rate or variable rate note. Rate shown is as of December 31, 2005.

(H) Security purchased on a delayed delivery or when-issued basis. Rate shown is at issue date.

(I) Represents investments of cash collateral received in connection with securities lending.

(M) Stated interest rate is contingent upon sufficient collateral market value. If collateral market value falls below a stated level, the issuer will either initiate a clean-up call or increase the stated interest rate.

(N) Security segregated for forward or when-issued purchase commitments outstanding as of December 31, 2005.

(O)  All (or portion of security) on loan.

PLC  Public Limited Company.

                See accompanying Notes to Financial Statements.

                                                 ANNUAL REPORT DECEMBER 31, 2005

                 HIGH INCOME FUND -- PORTFOLIO OF INVESTMENTS                 27


                                                                         Value
Par Value                                                              (Note 2)
---------                                                             ----------
CORPORATE NOTES AND BONDS - 90.56%

          AEROSPACE/DEFENSE - 4.55%
 $500,000 Alliant Techsystems, Inc.
          8.500%, due 05/15/11                                        $  525,000
  290,000 Argo-Tech Corp. (O)
          9.250%, due 06/01/11                                           297,250
  500,000 Armor Holdings, Inc. (O)
          8.250%, due 08/15/13                                           537,500
  600,000 BE Aerospace, Inc., Series B
          8.000%, due 03/01/08                                           600,000
  920,000 BE Aerospace, Inc., Series B
          8.875%, due 05/01/11                                           966,000
  600,000 DI Finance/DynCorp International, Series B
          9.500%, due 02/15/13                                           624,000
  400,000 DRS Technologies, Inc.
          6.875%, due 11/01/13                                           382,500
  300,000 Esterline Technologies Corp.
          7.750%, due 06/15/13                                           313,500
  800,000 K&F Acquisition, Inc. (O)
          7.750%, due 11/15/14                                           808,000
  350,000 L-3 Communications Corp.
          6.125%, due 01/15/14                                           346,500
  300,000 L-3 Communications Corp. (C)
          6.375%, due 10/15/15                                           299,250
  100,000 Standard Aero Holdings, Inc.
          8.250%, due 09/01/14                                            82,000
  300,000 TransDigm, Inc.
          8.375%, due 07/15/11                                           315,750
                                                                      ----------
                                                                       6,097,250
                                                                      ----------
          APPAREL/TEXTILES - 0.82%
  400,000 Levi Strauss & Co. (G)
          8.804%, due 04/01/12                                           403,000
  335,000 Levi Strauss & Co.
          12.250%, due 12/15/12                                          373,525
  300,000 Warnaco, Inc.
          8.875%, due 06/15/13                                           323,250
                                                                      ----------
                                                                       1,099,775
                                                                      ----------
          BEVERAGE/FOOD - 2.16%
  350,000 B&G Foods, Inc.
          8.000%, due 10/01/11                                           357,000
  500,000 Del Monte Corp.
          8.625%, due 12/15/12                                           531,250
  400,000 Del Monte Corp.
          6.750%, due 02/15/15                                           390,000
  500,000 Doane Pet Care Co. (C)
          10.625%, due 11/15/15                                          521,250
  250,000 Dole Food Co., Inc.
          7.250%, due 06/15/10                                           242,500
  180,000 Michael Foods, Inc. (O)
          8.000%, due 11/15/13                                           184,500
  400,000 NBTY, Inc. (C)
          7.125%, due 10/01/15                                           381,000
  300,000 Pinnacle Foods Holding Corp. (O)
          8.250%, due 12/01/13                                           285,750
                                                                      ----------
                                                                       2,893,250
                                                                      ----------
          BUILDING MATERIALS - 0.96%
 $500,000 Goodman Global Holding Co., Inc. (C)(O)
          7.875%, due 12/15/12                                        $  465,000
  300,000 Interface, Inc.
          7.300%, due 04/01/08                                           303,000
  290,000 Interface, Inc.
          10.375%, due 02/01/10                                          313,925
  100,000 Jacuzzi Brands, Inc.
          9.625%, due 07/01/10                                           106,250
  101,000 Nortek, Inc.
          8.500%, due 09/01/14                                            97,465
                                                                      ----------
                                                                       1,285,640
                                                                      ----------
          CHEMICALS - 3.26%
  505,000 Equistar Chemicals L.P./
          Equistar Funding Corp.
          10.625%, due 05/01/11                                          555,500
  571,000 Huntsman International LLC (O)
          10.125%, due 07/01/09                                          589,557
  112,000 Lyondell Chemical Co.
          9.500%, due 12/15/08                                           117,320
  450,000 Lyondell Chemical Co. (O)
          11.125%, due 07/15/12                                          503,438
  80,000  Nalco Co.
          7.750%, due 11/15/11                                            82,200
  600,000 Nalco Co. (O)
          8.875%, due 11/15/13                                           628,500
  300,000 PQ Corp. (C)
          7.500%, due 02/15/13                                           279,000
  560,000 Resolution Performance Products, Inc. (O)
          13.500%, due 11/15/10                                          592,200
  300,000 Rhodia S.A. (D)(O)
          10.250%, due 06/01/10                                          328,500
  149,000 Rockwood Specialties Group, Inc.
          10.625%, due 05/15/11                                          163,341
  530,000 Rockwood Specialties Group, Inc.
          7.500%, due 11/15/14                                           528,013
                                                                      ----------
                                                                       4,367,569
                                                                      ----------
          CONSUMER PRODUCTS - 3.90%
  350,000 ACCO Brands Corp.
          7.625%, due 08/15/15                                           329,875
  400,000 American Achievement Corp.
          8.250%, due 04/01/12                                           406,000
  600,000 Central Garden and Pet Co.
          9.125%, due 02/01/13                                           633,000
  250,000 Chattem, Inc.
          7.000%, due 03/01/14                                           253,750
  500,000 Church & Dwight Co., Inc. (O)
          6.000%, due 12/15/12                                           492,500
  290,000 Da-Lite Screen Co., Inc.
          9.500%, due 05/15/11                                           304,500
  500,000 Elizabeth Arden, Inc.
          7.750%, due 01/15/14                                           505,000
  350,000 Jarden Corp.
          9.750%, due 05/01/12                                           360,500
  800,000 Leslie's Poolmart
          7.750%, due 02/01/13                                           802,000

                See accompanying Notes to Financial Statements.

ANNUAL REPORT DECEMBER 31, 2005

28          HIGH INCOME FUND -- PORTFOLIO OF INVESTMENTS (CONTINUED)


                                                                        Value
Par Value                                                              (Note 2)
---------                                                            ----------
CORPORATE NOTES AND BONDS (CONTINUED)

           CONSUMER PRODUCTS (CONTINUED)
$  300,000 Samsonite Corp.
           8.875%, due 06/01/11                                      $   310,500
   350,000 Simmons Bedding Co.
           7.875%, due 01/15/14                                          323,750
   500,000 Visant Corp.
           7.625%, due 10/01/12                                          502,500
                                                                     -----------
                                                                       5,223,875
                                                                     -----------
           ENVIRONMENTAL - 0.94%
   250,000 Allied Waste North America
           6.500%, due 11/15/10                                          247,500
   315,000 Allied Waste North America (O)
           7.875%, due 04/15/13                                          325,238
   300,000 Allied Waste North America, Series B                          315,000
           8.500%, due 12/01/08
   350,000 Casella Waste Systems, Inc.
           9.750%, due 02/01/13                                          368,375
                                                                     -----------
                                                                       1,256,113
                                                                     -----------
           FOOD & DRUG RETAILERS - 1.00%
 1,100,000 Rite Aid Corp.
           7.125%, due 01/15/07                                        1,100,000
   250,000 Stater Brothers Holdings (O)
           8.125%, due 06/15/12                                          247,500
                                                                     -----------
                                                                       1,347,500
                                                                     -----------
           FORESTRY/PAPER - 1.83%
   500,000 Abitibi-Consolidated, Inc. (D)(G)
           7.991%, due 06/15/11                                          481,250
   350,000 Boise Cascade LLC, Series B (G)
           7.025%, due 10/15/12                                          341,250
   250,000 Caraustar Industries, Inc.
           7.375%, due 06/01/09                                          240,000
   500,000 Caraustar Industries, Inc. (O)
           9.875%, due 04/01/11                                          510,000
   145,000 Catalyst Paper Corp. (D)(O)
           7.375%, due 03/01/14                                          126,875
   230,000 Graphic Packaging International Corp.
           9.500%, due 08/15/13                                          219,650
   180,000 Jefferson Smurfit Corp., U.S.
           8.250%, due 10/01/12                                          172,800
   355,000 JSG Funding PLC (D)
           9.625%, due 10/01/12                                          355,000
                                                                     -----------
                                                                       2,446,825
                                                                     -----------
           GAMING - 9.52%
   500,000 American Casino & Entertainment
           Properties LLC
           7.850%, due 02/01/12                                          512,500
   500,000 Ameristar Casinos, Inc.
           10.750%, due 02/15/09                                         530,000
   500,000 Aztar Corp.
           9.000%, due 08/15/11                                          529,375
   300,000 Aztar Corp. (O)
           7.875%, due 06/15/14                                          314,250
$  500,000 Boyd Gaming Corp.
           8.750%, due 04/15/12                                      $   536,250
   470,000 Boyd Gaming Corp. (O)
           6.750%, due 04/15/14                                          466,475
 1,000,000 CCM Merger, Inc. (C)
           8.000%, due 08/01/13                                          960,000
   200,000 Chukchansi Economic Development
           Authority (C)(G)
           8.060%, due 11/15/12                                          204,000
   500,000 Chukchansi Economic Development
           Authority (C)
           8.000%, due 11/15/13                                          513,125
   650,000 Global Cash Access LLC/
           Global Cash Finance Corp.
           8.750%, due 03/15/12                                          691,437
   500,000 Hard Rock Hotel, Inc.
           8.875%, due 06/01/13                                          538,750
   400,000 Herbst Gaming, Inc.
           7.000%, due 11/15/14                                          398,000
   500,000 Isle of Capri Casinos, Inc.
           9.000%, due 03/15/12                                          528,750
   700,000 Isle of Capri Casinos, Inc.
           7.000%, due 03/01/14                                          682,500
 1,000,000 Kerzner International, Ltd. (C)
           6.750%, due 10/01/15                                          972,500
   300,000 Las Vegas Sands Corp.
           6.375%, due 02/15/15                                          288,750
   255,000 Mandalay Resort Group
           9.375%, due 02/15/10                                          279,225
   250,000 Mandalay Resort Group, Series B
           10.250%, due 08/01/07                                         266,563
   545,000 MGM Mirage (O)
           8.375%, due 02/01/11                                          583,150
   315,000 MGM Mirage (O)
           5.875%, due 02/27/14                                          300,825
   250,000 MGM Mirage
           6.625%, due 07/15/15                                          249,375
   500,000 Penn National Gaming, Inc.
           8.875%, due 03/15/10                                          525,000
   365,000 Pinnacle Entertainment, Inc. (O)
           8.750%, due 10/01/13                                          388,725
   345,000 Scientific Games Corp.
           6.250%, due 12/15/12                                          339,394
   300,000 Seneca Gaming Corp. (C)
           7.250%, due 05/01/12                                          301,875
   300,000 Seneca Gaming Corp. (O)
           7.250%, due 05/01/12                                          301,875
   310,000 Station Casinos, Inc.
           6.500%, due 02/01/14                                          313,100
   250,000 Wynn Las Vegas LLC/
           Wynn Las Vegas Capital Corp. (O)
           6.625%, due 12/01/14                                          243,125
                                                                     -----------
                                                                      12,758,894
                                                                     -----------

                 See accompanying Notes to Financial Statements.

                                                 ANNUAL REPORT DECEMBER 31, 2005

            HIGH INCOME FUND -- PORTFOLIO OF INVESTMENTS (CONTINUED)          29


                                                                        Value
Par Value                                                              (Note 2)
---------                                                            ----------
CORPORATE NOTES AND BONDS (CONTINUED)

           GENERAL INDUSTRIAL & MANUFACTURING - 1.43%

$  500,000 Chart Industries, Inc. (C)
           9.125%, due 10/15/15                                      $   510,000
   500,000 Hexcel Corp.
           6.750%, due 02/01/15                                          482,500
   400,000 Mueller Group, Inc.
           10.000%, due 05/01/12                                         425,000
   500,000 Wesco Distribution, Inc. (C)
           7.500%, due 10/15/17                                          503,125
                                                                     -----------
                                                                       1,920,625
                                                                     -----------
           HEALTH CARE - 7.03%
   500,000 Alderwoods Group, Inc.
           7.750%, due 09/15/12                                          517,500
   600,000 Carriage Services, Inc.
           7.875%, due 01/15/15                                          610,500
   600,000 DaVita, Inc. (O)
           7.250%, due 03/15/15                                          607,500
   175,000 Extendicare Health Services, Inc. (O)
           6.875%, due 05/01/14                                          171,063
   400,000 Fisher Scientific International, Inc. (C)
           6.125%, due 07/01/15                                          400,000
   910,000 HCA, Inc.
           7.875%, due 02/01/11                                          978,393
   300,000 HCA, Inc. (O)
           6.375%, due 01/15/15                                          303,250
   300,000 IASIS Healthcare LLC/
           IASIS Capital Corp.
           8.750%, due 06/15/14                                          315,000
   200,000 Omega Healthcare Investors, Inc.
           7.000%, due 04/01/14                                          200,750
   750,000 Omnicare, Inc.
           6.875%, due 12/15/15                                          761,250
   500,000 Psychiatric Solutions, Inc.
           7.750%, due 07/15/15                                          516,250
   500,000 Res-Care, Inc. (C)
           7.750%, due 10/15/13                                          500,000
   600,000 Select Medical Corp.
           7.625%, due 02/01/15                                          577,500
   300,000 Service Corp. International/U.S. (O)
           7.700%, due 04/15/09                                          315,000
   500,000 Skilled Healthcare Group, Inc. (C)
           11.000%, due 01/15/14                                         505,000
   500,000 Sybron Dental Specialties, Inc.
           8.125%, due 06/15/12                                          525,000
   500,000 Triad Hospitals, Inc.
           7.000%, due 11/15/13                                          501,250
   500,000 Vanguard Health Holding Co., II LLC
           9.000%, due 10/01/14                                          531,250
   375,000 Warner Chilcott Corp. (C)
           8.750%, due 02/01/15                                          345,000
   250,000 Watson Pharmaceuticals, Inc. (O)(P)
           1.750%, due 03/15/23                                          238,125
                                                                     -----------
                                                                       9,419,581
                                                                     -----------
           HOTELS - 2.09%
$  600,000 Felcor Lodging L.P. (G)
           8.830%, due 06/01/11                                      $   624,000
   600,000 Gaylord Entertainment Co.
           8.000%, due 11/15/13                                          628,500
   250,000 Host Marriott L.P., Series G
           9.250%, due 10/01/07                                          263,750
   200,000 Host Marriott L.P., Series O
           6.375%, due 03/15/15                                          199,500
   350,000 La Quinta Properties, Inc.
           7.000%, due 08/15/12                                          378,875
   645,000 Starwood Hotels & Resorts
           Worldwide, Inc.
           7.875%, due 05/01/12                                          711,113
                                                                     -----------
                                                                       2,805,738
                                                                     -----------
           LEISURE & ENTERTAINMENT - 1.98%
   395,000 AMC Entertainment, Inc., Series B (O)
           8.625%, due 08/15/12                                          412,775
   700,000 Intrawest Corp. (D)
           7.500%, due 10/15/13                                          708,750
   300,000 NCL Corp
           10.625%, due 07/15/14                                         309,750
   400,000 Speedway Motorsports, Inc.
           6.750%, due 06/01/13                                          405,000
   300,000 Town Sports International, Inc.
           9.625%, due 04/15/11                                          314,250
   500,000 Vail Resorts, Inc.
           6.750%, due 02/15/14                                          500,000
                                                                     -----------
                                                                       2,650,525
                                                                     -----------
           MEDIA - BROADCASTING - 2.46%
   454,000 Allbritton Communications Co.
           7.750%, due 12/15/12                                          456,270
   400,000 Gray Television, Inc.
           9.250%, due 12/15/11                                          427,000
   100,000 LIN Television Corp.
           6.500%, due 05/15/13                                          95,875
   550,000 LIN Television Corp., Series B (O)
           6.500%, due 05/15/13                                          527,312
   350,000 Radio One, Inc.
           6.375%, due 02/15/13                                          339,938
   400,000 Radio One, Inc., Series B
           8.875%, due 07/01/11                                          422,000
 1,000,000 Sinclair Broadcast Group, Inc.
           8.000%, due 03/15/12                                        1,030,000
                                                                     -----------
                                                                       3,298,395
                                                                     -----------
           MEDIA - CABLE - 4.64%
   300,000 Cablevision Systems Corp., Series B (G)
           8.716%, due 04/01/09                                          303,000
   250,000 Cablevision Systems Corp., Series B (O)
           8.000%, due 04/15/12                                          233,750
   700,000 CSC Holdings, Inc., Series B (O)
           8.125%, due 08/15/09                                          707,000
   200,000 DirecTV Holdings LLC
           6.375%, due 06/15/15                                          195,500

                 See accompanying Notes to Financial Statements.

ANNUAL REPORT DECEMBER 31, 2005

30          HIGH INCOME FUND -- PORTFOLIO OF INVESTMENTS (CONTINUED)


                                                                         Value
Par Value                                                              (Note 2)
---------                                                             ----------
CORPORATE NOTES AND BONDS (CONTINUED)
           MEDIA - CABLE (CONTINUED)
$  176,000 DirecTV Holdings LLC/
           DirecTV Financing Co.
           8.375%, due 03/15/13                                       $  189,200
 1,000,000 Echostar Communications Corp. (P)
           5.750%, due 05/15/08                                          975,000
   600,000 Insight Communications Co., Inc. (B)
           0.000%, due 02/15/11                                          627,000
   600,000 Kabel Deutschland GmbH (C)(D)
           10.625%, due 07/01/14                                         631,500
 1,000,000 Lodgenet Entertainment Corp.
           9.500%, due 06/15/13                                        1,087,500
   300,000 Mediacom Broadband LLC (C)
           8.500%, due 10/15/15                                          277,875
   523,000 Telenet Group Holding N.V. (B)(C)(D)
           0.000%, due 06/15/14                                          428,860
   550,000 Videotron Ltee (D)
           6.875%, due 01/15/14                                          556,875
                                                                      ----------
                                                                       6,213,060
                                                                      ----------
           MEDIA - DIVERSIFIED & SERVICES - 3.36%
   500,000 Advanstar Communications, Inc.
           10.750%, due 08/15/10                                         548,125
   750,000 Advanstar Communications, Inc., Series B
           12.000%, due 02/15/11                                         788,438
   500,000 Corus Entertainment, Inc. (D)
           8.750%, due 03/01/12                                          541,250
   400,000 Intelsat Bermuda, Ltd. (C)(D)(G)
           8.695%, due 01/15/12                                          406,500
   355,000 Intelsat Bermuda, Ltd. (C)(D)
           8.625%, due 01/15/15                                          358,550
   500,000 Intelsat, Ltd. (D)
           5.250%, due 11/01/08                                          455,625
   210,000 Lamar Media Corp.
           7.250%, due 01/01/13                                          217,875
   500,000 Lamar Media Corp.
           6.625%, due 08/15/15                                          501,875
   300,000 New Skies Satellites N.V. (D)(G)
           9.573%, due 11/01/11                                          312,000
   530,000 PanAmSat Holding Corp. (B)(O)
           0.000%, due 11/01/14                                          371,000
                                                                      ----------
                                                                       4,501,238
                                                                      ----------
           METALS AND MINING - 1.91%
   500,000 Alpha Natural Resources LLC/
           Alpha Natural Resources Capital Corp.
           10.000%, due 06/01/12                                         540,625
   250,000 Arch Western Finance LLC
           6.750%, due 07/01/13                                          254,688
   400,000 Consol Energy, Inc.
           7.875%, due 03/01/12                                          436,500
   510,000 Foundation PA Coal Co.
           7.250%, due 08/01/14                                          527,212
$  300,000 Massey Energy Co.
           6.625%, due 11/15/10                                       $  304,875
   320,000 Peabody Energy Corp.
           5.875%, due 04/15/16                                          311,600
   175,000 Peabody Energy Corp., Series B
           6.875%, due 03/15/13                                          182,000
                                                                      ----------
                                                                       2,557,500
                                                                      ----------
           NON FOOD & DRUG RETAILERS - 2.53%
   500,000 Affinity Group, Inc.
           9.000%, due 02/15/12                                          499,375
   500,000 Buhrmann US, Inc.
           7.875%, due 03/01/15                                          488,125
   445,000 Couche-Tard U.S. L.P./
           Couche-Tard Finance Corp.
           7.500%, due 12/15/13                                          458,350
   250,000 GSC Holdings Corp. (C)(G)(O)
           7.875%, due 10/01/11                                          247,500
   200,000 GSC Holdings Corp. (C)(O)
           8.000%, due 10/01/12                                          188,000
   400,000 Pantry, Inc.
           7.750%, due 02/15/14                                          400,000
   350,000 Petro Stopping Centers L.P. /
           Petro Financial Corp. (C)
           9.000%, due 02/15/12                                          351,750
   750,000 Stripes Acquisition LLC/
           Susser Finance Corp. (C)
           10.625%, due 12/15/13                                         761,250
                                                                      ----------
                                                                       3,394,350
                                                                      ----------
           OIL & GAS - 5.29%
   339,000 Chesapeake Energy Corp.
           7.000%, due 08/15/14                                          350,865
   180,000 Chesapeake Energy Corp.
           6.375%, due 06/15/15                                          180,000
   470,000 Chesapeake Energy Corp.
           6.875%, due 01/15/16                                          481,750
   700,000 Compton Petroleum Finance Corp.
           (C)(D)(O)
           7.625%, due 12/01/13                                          715,750
   400,000 Comstock Resources, Inc.
           6.875%, due 03/01/12                                          391,500
   350,000 Denbury Resources, Inc.
           7.500%, due 04/01/13                                          355,250
   250,000 Denbury Resources, Inc.
           7.500%, due 12/15/15                                          253,125
   300,000 Encore Acquisition Co.
           6.250%, due 04/15/14                                          285,000
   500,000 Encore Acquisition Co.
           6.000%, due 07/15/15                                          460,000
   500,000 Exco Resources, Inc.
           7.250%, due 01/15/11                                          507,500
   400,000 Frontier Oil Corp.
           6.625%, due 10/01/11                                          408,000
   300,000 Hanover Compressor Co.
           8.625%, due 12/15/10                                          317,250
   320,000 Hanover Compressor Co.
           9.000%, due 06/01/14                                          348,800

                 See accompanying Notes to Financial Statements.

                                                 ANNUAL REPORT DECEMBER 31, 2005

            HIGH INCOME FUND -- PORTFOLIO OF INVESTMENTS (CONTINUED)          31


                                                                         Value
Par Value                                                              (Note 2)
---------                                                             ----------
CORPORATE NOTES AND BONDS (CONTINUED)

           OIL & GAS (CONTINUED)
$  300,000 Harvest Operations Corp. (D)
           7.875%, due 10/15/11                                       $  298,500
   320,000 Plains Exploration & Production Co. (O)
           7.125%, due 06/15/14                                          331,200
   500,000 Range Resources Corp.
           6.375%, due 03/15/15                                          490,000
   500,000 Universal Compression, Inc.
           7.250%, due 05/15/10                                          507,500
   400,000 Whiting Petroleum Corp.
           7.250%, due 05/01/13                                          405,000
                                                                      ----------
                                                                       7,086,990
                                                                      ----------
           PACKAGING - 1.46%
   300,000 BWAY Corp.
           10.000%, due 10/15/10                                         313,500
   750,000 Crown Americas LLC and Crown
           Americas Capital Corp. (C)
           7.625%, due 11/15/13                                          778,125
   270,000 Owens-Brockway Glass Container, Inc.
           8.875%, due 02/15/09                                          281,812
    85,000 Owens-Brockway Glass Container, Inc.
           8.750%, due 11/15/12                                          91,375
   500,000 Silgan Holdings, Inc.
           6.750%, due 11/15/13                                          497,500
                                                                      ----------
                                                                       1,962,312
                                                                      ----------
           PRINTING & PUBLISHING - 2.72%
   300,000 CBD Media, Inc.
           8.625%, due 06/01/11                                          306,000
   244,000 Dex Media East LLC/
           Dex Media East Finance Co.
           12.125%, due 11/15/12                                         285,480
   194,000 Dex Media West LLC/
           Dex Media Finance Co., Series B
           9.875%, due 08/15/13                                          215,340
 1,115,000 Dex Media, Inc. (B)(O)
           0.000%, due 11/15/13                                          886,425
 1,000,000 Houghton Mifflin Co.
           9.875%, due 02/01/13                                        1,068,750
   300,000 Morris Publishing Group LLC
           7.000%, due 08/01/13                                          283,125
   170,000 Primedia, Inc.
           8.875%, due 05/15/11                                          156,825
   400,000 R. H. Donnelley, Inc.
           10.875%, due 12/15/12                                         451,000
                                                                      ----------
                                                                       3,652,945
                                                                      ----------
           RESTAURANTS - 0.23%
   300,000 Domino's, Inc.
           8.250%, due 07/01/11                                          313,500
                                                                      ----------
           STEEL - 0.23%
   300,000 Valmont Industries, Inc.
           6.875%, due 05/01/14                                          302,250
                                                                      ----------
           SUPPORT SERVICES - 5.85%
$  500,000 Ahern Rentals, Inc. (C)
           9.250%, due 08/15/13                                       $  526,250
   300,000 Ashtead Holdings PLC (C)(D)
           8.625%, due 08/01/15                                          315,750
   400,000 Cardtronics, Inc. (C)
           9.250%, due 08/15/13                                          398,000
   800,000 Coinmach Corp.
           9.000%, due 02/01/10                                          838,000
   450,000 Corrections Corp. of America
           6.250%, due 03/15/13                                          445,500
 1,000,000 Hertz Corp. (C)
           8.875%, due 01/01/14                                        1,018,750
 1,000,000 Hertz Corp. (C)
           10.500%, due 01/01/16                                       1,030,000
   640,000 Iron Mountain, Inc.
           8.625%, due 04/01/13                                          667,200
   140,000 Iron Mountain, Inc.
           7.750%, due 01/15/15                                          141,050
   195,000 Knowledge Learning Corp., Inc. (C)
           7.750%, due 02/01/15                                          185,250
   500,000 Mac-Gray Corp.
           7.625%, due 08/15/15                                          503,750
 1,100,000 NationsRent Cos., Inc. (O)
           9.500%, due 05/01/15                                        1,155,000
   600,000 Williams Scotsman, Inc.
           8.500%, due 10/01/15                                          621,000
                                                                      ----------
                                                                       7,845,500
                                                                      ----------
           TECHNOLOGY - 4.06%
   500,000 Activant Solutions, Inc. (C)(G)(O)
           10.054%, due 04/01/10                                         515,625
   300,000 Flextronics International, Ltd. (D)(O)(P)
           1.000%, due 08/01/10                                          273,375
   500,000 Flextronics International, Ltd. (D)
           6.500%, due 05/15/13                                          508,125
   350,000 IKON Office Solutions, Inc. (C)
           7.750%, due 09/15/15                                          341,250
   430,000 Lucent Technologies, Inc.
           5.500%, due 11/15/08                                          427,850
 1,000,000 Lucent Technologies, Inc.
           6.450%, due 03/15/29                                          857,500
   250,000 Sungard Data Systems, Inc. (C)(G)
           8.525%, due 08/15/13                                          258,750
   500,000 Sungard Data Systems, Inc. (C)
           9.125%, due 08/15/13                                          517,500
   500,000 Sungard Data Systems, Inc. (C)
           10.250%, due 08/15/15                                         500,000
   600,000 Syniverse Technologies, Inc., Series B
           7.750%, due 08/15/13                                          604,500
   605,000 Xerox Corp.
           7.625%, due 06/15/13                                          638,275
                                                                      ----------
                                                                       5,442,750
                                                                      ----------
           TELECOMMUNICATIONS - 7.75%
   948,000 Alamosa Delaware, Inc.
           12.000%, due 07/31/09                                       1,036,875
   900,000 American Cellular Corp., Series B
           10.000%, due 08/01/11                                         976,500
   200,000 American Tower Corp.
           7.125%, due 10/15/12                                          206,000

                 See accompanying Notes to Financial Statements.

ANNUAL REPORT DECEMBER 31, 2005

32            HIGH INCOME FUND -- PORTFOLIO OF INVESTMENTS (CONTINUED)


                                                                        Value
Par Value                                                             (Note 2)
---------                                                           ------------
CORPORATE NOTES AND BONDS (CONTINUED)

           TELECOMMUNICATIONS (CONTINUED)
$  203,000 AT&T Corp. (G)
           9.050%, due 11/15/11                                     $    224,685
   280,000 Centennial Cellular Operating Co./
           Centennial Communications Corp.
           10.125%, due 06/15/13                                         304,500
   150,000 Centennial Communications Corp./
           Cellular Operating Co. LLC/Puerto Rico Operations
           8.125%, due 02/01/14                                          152,250
   335,000 Cincinnati Bell, Inc. (O)
           8.375%, due 01/15/14                                          329,556
   400,000 Cincinnati Bell, Inc.
           7.000%, due 02/15/15                                          392,000
   561,000 Citizens Communications Co.
           9.250%, due 05/15/11                                          618,502
   750,000 Citizens Communications Co.
           6.250%, due 01/15/13                                          725,625
   280,000 Eircom Funding (D)
           8.250%, due 08/15/13                                          299,600
   241,000 MCI, Inc.
           6.908%, due 05/01/07                                          242,808
   346,000 MCI, Inc.
           7.688%, due 05/01/09                                          357,245
   500,000 MCI, Inc.
           8.735%, due 05/01/14                                          553,125
   435,000 Qwest Corp.
           7.875%, due 09/01/11                                          468,712
   390,000 Qwest Corp.
           8.875%, due 03/15/12                                          439,725
   500,000 Rogers Wireless, Inc. (D)
           8.000%, due 12/15/12                                          529,375
   100,000 Rural Cellular Corp. (G)
           8.991%, due 03/15/10                                          102,750
   500,000 Rural Cellular Corp.
           8.250%, due 03/15/12                                          527,500
   333,000 SBA Telecommunications, Inc./
           SBA Communications Corp. (B)
           0.000%, due 12/15/11                                          308,858
   440,000 Time Warner Telecom Holdings, Inc. (O)
           9.250%, due 02/15/14                                          464,200
   275,000 Time Warner Telecom, Inc. (O)
           10.125%, due 02/01/11                                         288,063
   500,000 UbiquiTel Operating Co.
           9.875%, due 03/01/11                                          553,750
   275,000 Valor Telecommunications Enterprises LLC/
           Finance Corp.
           7.750%, due 02/15/15                                          287,375
                                                                    ------------
                                                                      10,389,579
                                                                    ------------
           TRANSPORTATION - 0.85%
   500,000 CHC Helicopter Corp. (D)
           7.375%, due 05/01/14                                          505,625
   605,000 Gulfmark Offshore, Inc.
           7.750%, due 07/15/14                                          629,200
                                                                    ------------
                                                                       1,134,825
                                                                    ------------
           UTILITIES - 5.75%
$  450,000 Allegheny Energy Supply (C)
           8.250%, due 04/15/12                                     $    507,375
 1,350,000  Edison Mission Energy
           7.730%, due 06/15/09                                        1,393,875
   300,000 El Paso Corp.
           7.625%, due 08/16/07                                          305,250
   565,000 El Paso Corp.
           7.000%, due 05/15/11                                          560,762
   300,000 Holly Energy Partners L.P.
           6.250%, due 03/01/15                                          290,625
   750,000 Inergy L.P./Inergy Finance Corp.
           6.875%, due 12/15/14                                          682,500
   300,000 Mirant Americas Generation LLC (E)(H)
           8.300%, due 05/01/11                                          379,500
 1,000,000 Mirant North America LLC (C)
           7.375%, due 12/31/13                                        1,011,250
   365,000 Mission Energy Holding Co.
           13.500%, due 07/15/08                                         423,400
   335,000 Northwestern Corp.
           5.875%, due 11/01/14                                          335,630
   200,000 Sierra Pacific Resources
           7.803%, due 06/15/12                                          211,727
    53,000 Sierra Pacific Resources
           8.625%, due 03/15/14                                           57,345
   500,000 Suburban Propane Partners L.P./
           Suburban Energy Finance Corp.
           6.875%, due 12/15/13                                          467,500
 1,000,000 Texas Genco LLC/
           Texas Genco Financing Corp. (C)
           6.875%, due 12/15/14                                        1,082,500
                                                                    ------------
                                                                       7,709,239
                                                                    ------------
           TOTAL CORPORATE NOTES AND BONDS
           (Cost $121,347,741)                                       121,377,593
                                                                    ------------

                                                                         Value
Shares                                                                  (Note 2)
                                                                       ---------
PREFERRED STOCKS - 2.17%
            AUTO PARTS & EQUIPMENT - 0.32%
     20,340 General Motors Corp., Series A (P)
            4.500%                                                       424,292
                                                                       ---------
            LEISURE & ENTERTAINMENT - 0.21%
     12,000 Six Flags, Inc. (O)(P)
            7.250%                                                       277,440
                                                                       ---------
            OIL & GAS - 0.14%
      2,000 Chesapeake Energy Corp. (O)(P)
            4.500%                                                       189,250
                                                                       ---------
            TELECOMMUNICATIONS - 1.50%
     38,000 Crown Castle International Corp. (P)
            6.250%                                                     2,023,500
                                                                       ---------
            TOTAL PREFERRED STOCKS
            (Cost $2,745,986)                                          2,914,482
                                                                       ---------

                 See accompanying Notes to Financial Statements.

                                                 ANNUAL REPORT DECEMBER 31, 2005

           HIGH INCOME FUND -- PORTFOLIO OF INVESTMENTS (CONTINUED)           33


                                                                        Value
Par Value                                                             (Note 2)
---------                                                           ------------
CERTIFICATE OF DEPOSIT - 1.68%

$ 2,253,174 State Street Eurodollar
            2.350%, due 01/03/06                                    $  2,253,174
                                                                    ------------
            TOTAL CERTIFICATE OF DEPOSIT
            (Cost $2,253,174)                                          2,253,174
                                                                    ------------

Shares

INVESTMENT COMPANIES - 16.42%

  5,655,766 SSgA Prime Money Market Fund (N)                           5,655,766
 16,352,133 State Street Navigator Securities
            Lending Portfolio (I)                                     16,352,133
                                                                    ------------
            TOTAL INVESTMENT COMPANIES
            (Cost $22,007,899)                                        22,007,899
                                                                    ------------
TOTAL INVESTMENTS - 110.83%
(Cost $148,354,800**)                                                148,553,148
                                                                    ------------
NET OTHER ASSETS AND LIABILITIES - (10.83)%                          (14,521,093)
                                                                    ------------
TOTAL NET ASSETS - 100.00%                                          $134,032,055
                                                                    ============

----------
**   Aggregate cost for Federal tax purposes was $148,382,834.

(B) Represents a security with a specified coupon until a predetermined date, at which time the stated rate is adjusted to a new contract rate.

(C) Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.

(D) Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 6.82% of total net assets.

(E)  In default. Issuer is bankrupt.

(G)  Floating rate or variable rate note. Rate shown is as of December 31, 2005.

(H) Security purchased on a delayed delivery or when-issued basis. Rate shown is at issue date.

(I) Represents investments of cash collateral received in connection with securities lending.

(N) Security segregated for forward or when-issued purchase commitments outstanding as of December 31, 2005.

(O)  All (or portion of security) on loan.

(P)  Convertible.

PLC  Public Limited Company.

                 See accompanying Notes to Financial Statements.

ANNUAL REPORT DECEMBER 31, 2005

34                  BALANCED FUND -- PORTFOLIO OF INVESTMENTS


                                                                        Value
Shares                                                                (Note 2)
------                                                              ------------
COMMON STOCKS - 66.70%

           CONSUMER DISCRETIONARY - 6.62%
    73,000 Brinker International, Inc.                              $  2,822,180
    53,000 Carnival Corp.                                              2,833,910
   194,100 Viacom, Class B *                                           6,327,660
   105,000 Comcast Corp., Class A *                                    2,725,800
    60,000 eBay, Inc. *                                                2,595,000
   188,000 Home Depot, Inc.                                            7,610,240
    42,000 Lowe's Cos., Inc.                                           2,799,720
    81,000 McDonald's Corp.                                            2,731,320
   115,600 Target Corp.                                                6,354,532
   117,100 Tiffany & Co.                                               4,483,759
   296,000 Time Warner, Inc.                                           5,162,240
   231,300 Walt Disney Co.                                             5,544,261
                                                                    ------------
                                                                      51,990,622
                                                                    ------------
           CONSUMER STAPLES - 6.49%
   107,000 Altria Group, Inc.                                          7,995,040
   125,000 Coca-Cola Co.                                               5,038,750
    51,000 Colgate-Palmolive Co.                                       2,797,350
    99,404 CVS Corp.                                                   2,626,254
   146,800 General Mills, Inc.                                         7,240,176
    63,000 PepsiCo, Inc.                                               3,722,040
   190,000 Procter & Gamble Co.                                       10,997,200
   225,500 Wal-Mart Stores, Inc.                                      10,553,400
                                                                    ------------
                                                                      50,970,210
                                                                    ------------
           ENERGY - 5.68%
   141,000 Chevron Corp.                                               8,004,570
   126,000 ConocoPhillips                                              7,330,680
    41,000 Devon Energy Corp.                                          2,564,140
   212,200 Exxon Mobil Corp.                                          11,919,274
    91,700 Marathon Oil Corp.                                          5,590,949
    57,000 Schlumberger, Ltd.                                          5,537,550
    52,062 Transocean, Inc. *                                          3,628,201
                                                                    ------------
                                                                      44,575,364
                                                                    ------------
           FINANCIALS - 13.76%
    84,600 ACE, Ltd.                                                   4,521,024
    72,514 Allstate Corp.                                              3,920,832
   104,000 American Express Co.                                        5,351,840
   161,800 American International Group, Inc.                         11,039,614
   259,996 Bank of America Corp.                                      11,998,815
   356,705 Citigroup, Inc.                                            17,310,894
    82,000 Freddie Mac                                                 5,358,700
    38,900 Goldman Sachs Group, Inc.                                   4,967,919
   185,154 J.P. Morgan Chase & Co.                                     7,348,762
   130,000 Marsh & McLennan Cos., Inc.                                 4,128,800
    39,000 Merrill Lynch & Co., Inc.                                   2,641,470
    55,000 Metlife, Inc.                                               2,695,000
   148,500 Morgan Stanley                                              8,425,890
    76,000 National City Corp.                                         2,551,320
    72,500 SunTrust Banks, Inc.                                        5,275,100
   132,000 U.S. Bancorp                                                3,945,480
   105,000 Wells Fargo & Co.                                           6,597,150
                                                                    ------------
                                                                     108,078,610
                                                                    ------------
           HEALTH CARE - 8.92%
   131,900 Abbott Laboratories                                      $  5,200,817
    72,000 Amgen, Inc. *                                               5,677,920
    78,000 Applera Corp. - Applied Biosystems
           Group                                                       2,071,680
   171,000 Baxter International, Inc.                                  6,438,150
   161,000 Bristol-Myers Squibb Co.                                    3,699,780
    23,500 Cigna Corp.                                                 2,624,950
    67,200 Community Health Systems, Inc. *                            2,576,448
    70,000 Genzyme Corp. *                                             4,954,600
   109,000 IMS Health, Inc.                                            2,716,280
    43,000 Invitrogen Corp. *                                          2,865,520
   136,100 Johnson & Johnson                                           8,179,610
    99,000 Medtronic, Inc.                                             5,699,430
   264,619 Pfizer, Inc.                                                6,170,915
    88,000 Stryker Corp.                                               3,909,840
   157,300 Wyeth                                                       7,246,811
                                                                    ------------
                                                                      70,032,751
                                                                    ------------
           INDUSTRIALS - 8.34%
    72,000 3M Co.                                                      5,580,000
    67,900 Burlington Northern Santa Fe Corp.                          4,808,678
    56,900 FedEx Corp.                                                 5,882,891
   608,800 General Electric Co.                                       21,338,440
   107,900 Honeywell International, Inc.                               4,019,275
    73,200 Illinois Tool Works, Inc.                                   6,440,868
   140,000 Tyco International, Ltd.                                    4,040,400
   138,200 United Technologies Corp.                                   7,726,762
   186,200 Waste Management, Inc.                                      5,651,170
                                                                    ------------
                                                                      65,488,484
                                                                    ------------
           INFORMATION TECHNOLOGY - 11.11%
    48,000 Affiliated Computer Services,
           Inc., Class A *                                             2,840,640
   170,000 Altera Corp. *                                              3,150,100
   177,000 Applied Materials, Inc.                                     3,175,380
    58,000 Automatic Data Processing, Inc.                             2,661,620
    63,800 Celestica, Inc. *                                             673,728
   156,000 Cisco Systems, Inc. *                                       2,670,720
    53,000 Computer Sciences Corp. *                                   2,683,920
   173,000 Dell, Inc. *                                                5,188,270
   474,000 EMC Corp./Massachusetts *                                   6,455,880
   103,440 First Data Corp.                                            4,448,954
   140,000 Hewlett-Packard Co.                                         4,008,200
   358,000 Intel Corp.                                                 8,935,680
    97,600 International Business Machines
           Corp.                                                       8,022,720
    85,048 Koninklijke Philips Electronics
           N.V.                                                        2,644,993
   226,000 Micron Technology, Inc. (O)*                                3,008,060
   461,000 Microsoft Corp.                                            12,055,150
   176,000 Motorola, Inc.                                              3,975,840
    61,000 Qualcomm, Inc.                                              2,627,880
   123,000 Texas Instruments, Inc.                                     3,944,610
   103,000 Yahoo!, Inc. *                                              4,035,540
                                                                    ------------
                                                                      87,207,885
                                                                    ------------

                 See accompanying Notes to Financial Statements.

                                                 ANNUAL REPORT DECEMBER 31, 2005

              BALANCED FUND -- PORTFOLIO OF INVESTMENTS (CONTINUED)           35


                                                                        Value
Shares                                                                (Note 2)
------                                                              ------------
COMMON STOCKS (CONTINUED)

           MATERIALS - 2.05%
    61,000 E.I. du Pont de Nemours & Co.                            $  2,592,500
    63,000 Inco, Ltd. *                                                2,744,910
   138,700 Rohm and Haas Co.                                           6,715,854
    61,000 Weyerhaeuser Co.                                            4,046,740
                                                                    ------------
                                                                      16,100,004
                                                                    ------------
           TELECOMMUNICATION SERVICES - 1.85%
    51,200 Alltell Corp.                                               3,230,720
    88,000 AT&T, Inc.                                                  2,155,120
    61,700 BellSouth Corp.                                             1,672,070
   211,000 Sprint Nextel Corp.                                         4,928,960
    85,012 Verizon Communications, Inc.                                2,560,561
                                                                    ------------
                                                                      14,547,431
                                                                    ------------
           UTILITIES - 1.88%
   252,900 AES Corp. *                                                 4,003,407
    56,000 Consolidated Edison, Inc.                                   2,594,480
    34,800 Dominion Resources, Inc.                                    2,686,560
   131,900 FPL Group, Inc.                                             5,481,764
                                                                      14,766,211
                                                                    ------------
           TOTAL COMMON STOCKS
           (Cost $430,625,684)                                       523,757,572
                                                                    ------------

                                                                        Value
Par Value                                                             (Note 2)
---------                                                           ------------
ASSET BACKED - 1.70%
$  652,452 ABSC Long Beach Home Equity Loan
           Trust, Series 2000-LB1, Class AF5 (M)
           8.550%, due 09/21/30                                          650,824
 1,100,000 Ameriquest Mortgage Securities, Inc.,
           Series 2004-FR1, Class M2 (M)
           5.207%, due 05/25/34                                        1,086,926
 1,300,000 Citibank Credit Card Issuance Trust,
           Series 2004-A1, Class A1
           2.550%, due 01/20/09                                        1,269,675
 1,120,000 GMAC Mortgage Corp. Loan Trust,
           Series 2004-HE2, Class M1 (G)
           3.950%, due 10/25/33                                        1,087,154
 1,720,658 Green Tree Financial Corp.,
           Series 1996-1, Class M1
           7.000%, due 03/15/27                                        1,696,480
 1,130,060 Green Tree Financial Corp.,
           Series 1998-2, Class A6
           6.810%, due 12/01/27                                        1,150,040
 2,100,000 Green Tree Home Equity Loan Trust,
           Series 1999-A, Class B1
           8.970%, due 11/15/27                                        2,177,416
 1,025,000 Renaissance Home Equity Loan Trust,
           Series 2005-4, Class M9 (M)
           7.000%, due 02/25/36                                          940,918
 1,500,000 Residential Asset Mortgage Products, Inc.,
           Series 2003-RS9, Class AI5
           4.990%, due 03/25/31                                        1,494,272
$  740,000 Soundview Home Equity Loan Trust,
           Series 2005-B, Class M6 (M)
           6.175%, due 05/25/35                                     $    735,964
 1,045,000 Wells Fargo Home Equity Trust,
           Series 2004-2, Class M8A (C)(G)
           7.379%, due 03/25/33                                        1,044,981
                                                                    ------------
           TOTAL ASSET BACKED
           (Cost $13,398,180)                                        13,334,650
                                                                    ------------

COMMERCIAL MORTGAGE BACKED - 2.12%

   765,000 Bear Stearns Commercial Mortgage
           Securities, Series 2005-T20, Class F (C) (G)
           5.303%, due 10/12/42                                          746,114
 1,987,902 Bear Stearns Commercial Mortgage
           Securities, Series 2001-TOP4, Class A1
           5.060%, due 11/15/16                                        1,988,360
 1,325,000 Bear Stearns Commercial Mortgage
           Securities, Series 2004-T16, Class A2
           3.700%, due 02/13/46                                        1,288,105
 1,325,000 Bear Stearns Commercial Mortgage
           Securities, Series 2004-T16, Class A6 (G)
           4.750%, due 02/13/46                                        1,285,660
 1,400,000 Greenwich Capital Commercial
           Funding Corp., Series 2004-GG1, Class A7 (G)
           5.317%, due 06/10/36                                        1,413,145
 1,600,000 LB-UBS Commercial Mortgage Trust,
           Series 2004-C8, Class A6 (G)
           4.799%, due 12/15/29                                        1,562,387
   821,031 Morgan Stanley Capital I,
           Series 1999-CAM1, Class A3
           6.920%, due 03/15/32                                          833,359
 2,600,000 Morgan Stanley Capital I,
           Series 2004-HQ4, Class A7
           4.970%, due 04/14/40                                        2,561,800
 2,500,000 Morgan Stanley Capital I,
           Series 2004-T13, Class A3
           4.390%, due 09/13/45                                        2,400,165
   775,000 Multi Security Asset Trust,
           Series 2005-RR4A, Class J (C)(G)
           5.880%, due 11/28/35                                          676,521
 1,951,678 Wachovia Bank Commercial Mortgage Trust,
           Series 2003-C6, Class A1
           3.364%, due 08/15/35                                        1,897,596
                                                                    ------------
           TOTAL COMMERCIAL MORTGAGE BACKED
           (Cost $17,026,776)                                         16,653,212
                                                                    ------------

 PRIVATE LABEL MORTGAGE BACKED - 0.37%

 2,900,000 Bank of America Alternative Loan Trust,
           Series 2005-12, 6.000%, due 1/25/36                         2,903,625
                                                                    ------------
           TOTAL PRIVATE LABEL MORTGAGE BACKED
           (Cost $2,903,614)                                           2,903,625
                                                                    ------------

                 See accompanying Notes to Financial Statements.

ANNUAL REPORT DECEMBER 31, 2005

36            BALANCED FUND -- PORTFOLIO OF INVESTMENTS (CONTINUED)


                                                                        Value
Par Value                                                             (Note 2)
---------                                                           ------------
CORPORATE NOTES AND BONDS - 9.64%

           CABLE - 0.20%
$1,500,000 Comcast Cable Communications
           6.875%, due 06/15/09                                      $ 1,575,497
                                                                     -----------
           CAPITAL GOODS - 0.25%
  2,000,00 Caterpillar Financial Services
           Corp., Series F
           2.500%, due 10/03/06                                        1,965,208
                                                                     -----------
           CONSUMER DISCRETIONARY - 1.00%
 2,000,000 American Association of Retired Persons (C)
           7.500%, due 05/01/31                                        2,481,250
 1,500,000 Carnival Corp. (D)(O)
           3.750%, due 11/15/07                                        1,466,286
 1,900,000 Cendant Corp. (O)
           6.250%, due 01/15/08                                        1,934,265
 1,850,000 Erac USA Finance Co. (C)
           6.700%, due 06/01/34                                        1,990,254
                                                                     -----------
                                                                       7,872,055
                                                                     -----------
           CONSUMER STAPLES - 0.17%
 1,400,000 Safeway, Inc.
           4.125%, due 11/01/08                                        1,355,648
                                                                     -----------
           ENERGY - 0.70%
 1,150,000 Amerada Hess Corp.
           7.875%, due 10/01/29                                        1,392,515
 1,500,000 ConocoPhillips (O)
           6.650%, due 07/15/18                                        1,692,459
 1,030,000 Devon Financing Corp. ULC (O)
           7.875%, due 09/30/31                                        1,308,820
 1,000,000 Pemex Project Funding Master Trust
           7.375%, due 12/15/14                                        1,111,000
                                                                     -----------
                                                                       5,504,794
                                                                     -----------
           FINANCE - 1.69%
 1,500,000 American General Finance Corp., Series H (O)
           4.625%, due 09/01/10                                        1,467,924
 2,000,000 Bear Stearns Cos., Inc.
           7.800%, due 08/15/07                                        2,089,050
 1,500,000 CIT Group, Inc.
           7.375%, due 04/02/07                                        1,543,688
 1,000,000 GE Global Insurance Holding Corp.
           7.000%, due 02/15/26                                        1,124,152
   785,000 GE Global Insurance Holding Corp.
           7.750%, due 06/15/30                                          952,572
 1,350,000 HSBC Finance Corp. (O)
           6.500%, due 11/15/08                                        1,405,046
 2,500,000 Merrill Lynch & Co., Inc.
           7.375%, due 05/15/06                                        2,521,890
 2,000,000 U.S. Bank N.A.
           6.300%, due 02/04/14                                        2,157,894
                                                                     -----------
                                                                      13,262,216
                                                                     -----------
           HEALTH CARE - 0.95%
 1,200,000 Eli Lilly & Co.
           6.570%, due 01/01/16                                        1,338,655
$  740,000 Genentech, Inc.
           5.250%, due 07/15/35                                      $   713,127
 1,220,000 Merck & Co., Inc. (O)
           6.400%, due 03/01/28                                        1,322,529
 1,500,000 Quest Diagnostics, Inc. (C)
           5.450%, due 11/01/15                                        1,511,221
 1,400,000 WellPoint, Inc.
           5.000%, due 12/15/14                                        1,375,226
 1,100,000 Wyeth
           6.500%, due 02/01/34                                        1,210,918
                                                                     -----------
                                                                       7,471,676
                                                                     -----------
           INDUSTRIALS - 0.99%
   620,000 Boeing Co. (O)
           6.875%, due 10/15/43                                          733,542
   350,000 Boeing Co.
           8.625%, due 11/15/31                                          493,700
   515,000 D.R. Horton, Inc. (O)
           5.250%, due 02/15/15                                          482,112
 1,000,000 Ford Motor Credit Co.
           5.800%, due 01/12/09                                          872,339
   575,000 General Motors Acceptance Corp.
           6.125%, due 08/28/07                                          533,012
   600,000 General Motors Acceptance Corp.
           7.250%, due 03/02/11                                          551,483
   525,000 Pulte Homes, Inc. (O)
           5.200%, due 02/15/15                                          493,886
 1,150,000 Waste Management, Inc.
           7.125%, due 12/15/17                                        1,274,707
 1,025,000 Westvaco Corp.
           8.200%, due 01/15/30                                        1,200,476
 1,170,000 WM. Wrigley Jr. Co. (O)
           4.300%, due 07/15/10                                        1,148,293
                                                                     -----------
                                                                       7,783,550
                                                                     -----------
           PIPELINE - 0.11%
   775,000 Kinder Morgan, Inc. (O)
           7.250%, due 03/01/28                                          867,595
                                                                     -----------
           REITS - 0.22%
 1,265,000 EOP Operating L.P.
           4.750%, due 03/15/14                                        1,195,412
   530,000 Simon Property Group, L.P. (O)
           5.625%, due 08/15/14                                          533,605
                                                                     -----------
                                                                       1,729,017
                                                                     -----------
           TELECOMMUNICATIONS - 0.92%
 2,000,000 Bellsouth Capital Funding
           7.875%, due 02/15/30                                        2,414,432
   775,000 Sprint Capital Corp.
           7.125%, due 01/30/06                                          776,240
 1,500,000 Telephone & Data Systems, Inc.
           7.000%, due 08/01/06                                        1,511,568
 2,500,000 Verizon Wireless Capital LLC
           5.375%, due 12/15/06                                        2,508,235
                                                                     -----------
                                                                       7,210,475
                                                                     -----------

                See accompanying Notes to Financial Statements.

                                                 ANNUAL REPORT DECEMBER 31, 2005

              BALANCED FUND -- PORTFOLIO OF INVESTMENTS (CONTINUED)           37


                                                                        Value
Par Value                                                             (Note 2)
---------                                                            -----------
CORPORATE NOTES AND BONDS (CONTINUED)

           TRANSPORTATION - 0.50%
$1,365,000 Burlington Northern Santa Fe Corp.
           8.125%, due 04/15/20                                      $ 1,716,056
   957,000 Norfolk Southern Corp.
           5.590%, due 05/17/25                                          956,079
 1,050,000 Norfolk Southern Corp.
           7.050%, due 05/01/37                                        1,252,992
                                                                     -----------
                                                                       3,925,127
                                                                     -----------
           UTILITIES - 1.94%
 1,400,000 Constellation Energy Group, Inc. (O)
           4.550%, due 06/15/15                                        1,313,212
 1,250,000 Consumers Energy Co.
           5.650%, due 04/15/20                                        1,226,374
 2,000,000 DTE Energy Co.
           6.450%, due 06/01/06                                        2,012,814
 2,000,000 Energy East Corp.
           8.050%, due 11/15/10                                        2,241,238
 1,365,000 Pacific Gas and Electric Co.
           6.050%, due 03/01/34                                        1,412,719
 2,000,000 Progress Energy, Inc. (O)
           7.750%, due 03/01/31                                        2,399,102
 1,500,000 Southern Power Co., Series B
           6.250%, due 07/15/12                                        1,578,081
 3,000,000 Virginia Electric and Power Co.,
           Series A, 5.750%, due 03/31/06                              3,006,786
                                                                     -----------
                                                                      15,190,326
                                                                     -----------
           TOTAL CORPORATE NOTES AND BONDS
           (Cost $74,703,613)                                         75,713,184
                                                                     -----------
MORTGAGE BACKED - 8.48%

           FEDERAL HOME LOAN MORTGAGE CORP. - 1.22%
   148,675 8.000%, due 06/01/30 Pool # C01005                            158,566
   577,133 6.500%, due 01/01/32 Pool # C62333                            592,645
   142,778 6.500%, due 03/01/32 Pool # C65648                            146,580
 5,306,799 5.000%, due 07/01/33 Pool # A11325                          5,156,152
   653,159 6.000%, due 10/01/34 Pool # A28439                            659,743
   633,360 6.000%, due 10/01/34 Pool # A28598                            639,744
   396,041 5.000%, due 04/01/35 Pool # A32314                            383,417
   786,511 5.000%, due 04/01/35 Pool # A32315                            761,441
   750,913 5.000%, due 04/01/35 Pool # A32316                            726,977
   376,551 5.000%, due 04/01/35 Pool # A32509                            364,548
                                                                     -----------
                                                                       9,589,813
                                                                     -----------
           FEDERAL NATIONAL MORTGAGE ASSOCIATION - 6.95%
 2,251,727 4.000%, due 04/01/15 Pool # 255719                          2,178,504
   639,158 6.000%, due 05/01/16 Pool # 582558                            653,361
 3,651,972 5.000%, due 12/01/17 Pool # 672243                          3,618,725
 3,000,000 4.500%, due 09/01/20 Pool # 835465                          2,919,320
   719,160 6.000%, due 05/01/21 Pool # 253847                            732,231
   114,647 7.000%, due 12/01/29 Pool # 762813                            119,949
   377,062 7.000%, due 11/01/31 Pool # 607515                            393,615
   553,326 6.000%, due 02/01/32 Pool # 611619                            559,848
    18,312 7.000%, due 04/01/32 Pool # 641518                             19,109
   339,291 7.000%, due 05/01/32 Pool # 644591                            354,186
 2,071,993 6.500%, due 06/01/32 Pool # 545691                          2,129,450
    17,989 7.000%, due 08/01/32 Pool # 641302                             18,772
$3,176,710 6.000%, due 08/01/33 Pool # 734849                        $ 3,209,877
 1,825,068 6.500%, due 09/01/33 Pool # 737582                          1,872,595
 2,394,736 5.500%, due 10/01/33 Pool # 254904                          2,377,174
 8,551,969 5.500%, due 11/01/33 Pool # 555880                          8,489,253
 6,011,924 5.000%, due 05/01/34 Pool # 780890                          5,836,936
   132,564 7.000%, due 07/01/34 Pool # 792636                            138,307
   979,508 5.500%, due 08/01/34 Pool # 793647                            970,855
 3,637,988 5.500%, due 03/01/35 Pool # 815976                          3,603,124
 1,815,419 5.500%, due 07/01/35 Pool # 825283 (H)                      1,798,022
 1,074,738 5.500%, due 08/01/35 Pool # 826872 (H)                      1,064,439
 1,899,674 5.000%, due 09/01/35 Pool # 820347                          1,840,705
 2,247,474 5.000%, due 09/01/35 Pool # 835699                          2,177,708
 2,575,671 5.000%, due 10/01/35 Pool # 797669                          2,495,718
 2,494,955 5.500%, due 10/01/35 Pool # 836912                          2,471,045
 2,625,000 5.000%, due 12/01/35 Pool # 850561                          2,543,516
                                                                     -----------
                                                                      54,586,344
                                                                     -----------
           GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 0.31%
 2,100,000 5.008%, due 12/16/25 Series 2004-43,
           Class C (G)                                                 2,086,102
   361,848 6.500%, due 04/20/31 Pool # 003068                            375,605
                                                                     -----------
                                                                       2,461,707
                                                                     -----------
           TOTAL MORTGAGE BACKED
           (Cost $67,169,273)                                         66,637,864
                                                                     -----------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 10.04%

           FEDERAL HOME LOAN MORTGAGE CORP. - 0.43%
 3,400,000 4.500%, due 01/15/14                                        3,336,954
                                                                     -----------
           FEDERAL NATIONAL MORTGAGE ASSOCIATION - 1.37%
 2,400,000 3.800%, due 01/18/08                                        2,354,342
 2,250,000 4.000%, due 09/02/08                                        2,203,749
   750,000 5.250%, due 08/01/12                                          757,194
 2,400,000 4.625%, due 10/15/14 (O)                                    2,371,716
 2,500,000 6.625%, due 11/15/30                                        3,082,580
                                                                     -----------
                                                                      10,769,581
                                                                     -----------
           U.S. TREASURY BONDS - 1.04%
 3,975,000 6.250%, due 05/15/30 (O)                                    4,936,763
 2,900,000 5.375%, due 02/15/31 (O)                                    3,257,515
                                                                     -----------
                                                                       8,194,278
                                                                     -----------
           U.S. TREASURY NOTES - 7.20%
 6,935,000 2.000%, due 05/15/06 (O)                                    6,876,483
 3,000,000 3.125%, due 01/31/07 (O)                                    2,958,048
 3,700,000 3.375%, due 02/28/07 (O)                                    3,654,904
12,000,000 4.375%, due 05/15/07 (O)                                   11,990,160
 1,125,000 2.750%, due 08/15/07 (O)                                    1,095,909
 1,300,000 4.000%, due 08/31/07 (O)                                    1,291,367
 6,975,000 2.625%, due 05/15/08 (O)                                    6,700,359
 9,980,000 3.000%, due 02/15/09 (O)                                    9,578,465
   700,000 2.625%, due 03/15/09 (O)                                      663,551
 3,250,000 3.875%, due 05/15/10 (O)                                    3,188,429
   350,000 3.875%, due 09/15/10 (O)                                      342,713

                 See accompanying Notes to Financial Statements.

ANNUAL REPORT DECEMBER 31, 2005

38            BALANCED FUND -- PORTFOLIO OF INVESTMENTS (CONTINUED)


                                                                        Value
Par Value                                                              (Note 2)
---------                                                            -----------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (CONTINUED)

           U.S. TREASURY NOTES (CONTINUED)

$  950,000 4.500%, due 11/15/10 (O)                                  $   955,121
   310,000 4.000%, due 02/15/14 (O)                                      301,596
   825,000 4.250%, due 11/15/14 (O)                                      815,396
 3,000,000 4.125%, due 05/15/15 (O)                                    2,934,258
 2,125,000 4.250%, due 08/15/15 (O)                                    2,097,524
 1,075,000 4.500%, due 11/15/15 (O)                                    1,083,818
                                                                     -----------
                                                                      56,528,101
                                                                     -----------
           TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
           (Cost $79,046,248)                                         78,828,914
                                                                     -----------

                                                                        Value
Par Value                                                              (Note 2)
---------                                                            -----------
INVESTMENT COMPANIES - 11.63%

         1 Columbia Funds Series Trust -
           Columbia Cash Reserves                                              1
         1 J.P. Morgan Prime
           Money Market Fund                                                   1
 9,814,306 SSgA Prime Money Market Fund (N)                            9,814,306
81,504,074 State Street Navigator Securities
           Lending Portfolio (I)                                      81,504,074
                                                                    ------------
           TOTAL INVESTMENT COMPANIES
           (Cost $91,318,382)                                         91,318,382
                                                                    ------------
TOTAL INVESTMENTS - 110.68%
(Cost $776,191,770**)                                                869,147,403
                                                                    ------------
NET OTHER ASSETS AND LIABILITIES - (10.68)%                          (83,846,520)
                                                                    ------------
TOTAL NET ASSETS - 100.00%                                          $785,300,883
                                                                    ============

----------
*    Non-income producing.

**   Aggregate cost for Federal tax purposes was $778,159,011.

(C) Security sold within terms of a private placement memorandum exempt from registration under sectio 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.

(D) Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 0.19% of total net assets.

(G)  Floating rate or variable rate note. Rate shown is as of December 31, 2005.

(H) Security purchased on a delayed delivery or when-issued basis. Rate shown is at issue date.

(I) Represents investments of cash collateral received in connection with securities lending.

(M) Stated interest rate is contingent upon sufficient collateral market value. If collateral market value falls below a stated level, the issuer will either initiate a clean-up call or increase the stated interest rate.

(N) Security segregated for forward or when-issued purchase commitments outstanding as of December 31, 2005.

(O)  All (or portion of security) on loan.

                See accompanying Notes to Financial Statements.

                                                 ANNUAL REPORT DECEMBER 31, 2005

           GROWTH AND INCOME STOCK FUND -- PORTFOLIO OF INVESTMENTS           39


                                                                        Value
Shares                                                                (Note 2)
------                                                              ------------
COMMON STOCKS - 97.18%
          CONSUMER DISCRETIONARY - 8.21%
   71,800 Belo Corp., Class A (O)                                   $  1,537,238
  485,200 Viacom, Class B*                                            15,817,520
  275,295 Comcast Corp., Class A (O)*                                  7,146,659
  299,900 Home Depot, Inc.                                            12,139,952
  578,400 McDonald's Corp.                                            19,503,648
  233,400 Newell Rubbermaid, Inc. (O)                                  5,550,252
  231,900 Target Corp.                                                12,747,543
  697,600 Time Warner, Inc.                                           12,166,144
  631,400 Walt Disney Co.                                             15,134,658
                                                                    ------------
                                                                     101,743,614
                                                                    ------------
          CONSUMER STAPLES - 6.08%
  248,400 Altria Group, Inc.                                          18,560,448
  158,700 Coca-Cola Co.                                                6,397,197
  376,200 General Mills, Inc.                                         18,554,184
  180,900 Kimberly-Clark Corp.                                        10,790,685
  162,700 Procter & Gamble Co.                                         9,417,076
  614,600 Sara Lee Corp.                                              11,615,940
                                                                    ------------
                                                                      75,335,530
                                                                    ------------
          ENERGY - 13.19%
  128,600 Apache Corp.                                                 8,811,672
  158,780 BP PLC, ADR                                                 10,196,852
  460,846 Chevron Corp.                                               26,162,227
  327,400 ConocoPhillips                                              19,048,132
  238,000 Cooper Cameron Corp. (O)*                                    9,853,200
  242,400 Devon Energy Corp.                                          15,159,696
  760,400 Exxon Mobil Corp.                                           42,711,668
  151,500 Marathon Oil Corp.                                           9,236,955
  115,800 Schlumberger, Ltd.                                          11,249,970
  159,546 Transocean, Inc.*                                           11,118,761
                                                                    ------------
                                                                     163,549,133
                                                                    ------------
          FINANCIALS - 31.74%
  431,926 Allstate Corp.                                              23,354,239
  385,100 American International Group, Inc.                          26,275,373
  188,200 AmSouth Bancorp.                                             4,932,722
  940,342 Bank of America Corp.                                       43,396,783
   30,000 Bear Stearns Cos., Inc.                                      3,465,900
  995,014 Citigroup, Inc.                                             48,288,029
  129,600 Equity Residential, REIT                                     5,069,952
  189,500 Freddie Mac                                                 12,383,825
   80,400 General Growth Properties, Inc.,
          REIT                                                         3,777,996
   78,900 Goldman Sachs Group, Inc.                                   10,076,319
  800,388 J.P. Morgan Chase & Co.                                     31,767,400
   54,800 Lehman Brothers Holdings, Inc.                               7,023,716
   78,700 Marsh & McLennan Cos., Inc. (O)                              2,499,512
  201,700 Merrill Lynch & Co., Inc.                                   13,661,141
  121,200 Metlife, Inc.                                                5,938,800
  380,600 Morgan Stanley                                              21,595,244
  373,100 National City Corp. (O)                                     12,524,967
  292,900 Prudential Financial, Inc.                                  21,437,351
  221,900 St. Paul Travelers Cos., Inc.                                9,912,273
  181,100 SunTrust Banks, Inc.                                      $ 13,176,836
  471,900 U.S. Bancorp                                                14,105,091
   45,200 Vornado Realty Trust, REIT                                   3,772,844
  432,100 Wachovia Corp.                                              22,840,806
   99,400 Washington Mutual, Inc.                                      4,323,900
  444,300 Wells Fargo & Co.                                           27,915,369
                                                                    ------------
                                                                     393,516,388
                                                                    ------------
          HEALTH CARE - 8.79%
  237,800 Abbott Laboratories                                          9,376,454
  330,300 Baxter International, Inc.                                  12,435,795
  138,300 Community Health Systems, Inc. (O)*                          5,302,422
  184,850 GlaxoSmithKline PLC, ADR                                     9,331,228
  138,500 HCA, Inc.                                                    6,994,250
  102,400 Johnson & Johnson                                            6,154,240
  186,000 Merck & Co., Inc.                                            5,916,660
1,477,300 Pfizer, Inc.                                                34,450,636
  101,000 Triad Hospitals, Inc.*                                       3,962,230
  198,400 Watson Pharmaceuticals, Inc. (O)*                            6,449,984
  188,000 Wyeth                                                        8,661,160
                                                                    ------------
                                                                     109,035,059
                                                                    ------------
          INDUSTRIALS - 7.80%
  217,400 Burlington Northern Santa Fe Corp.                          15,396,268
   82,600 Emerson Electric Co.                                         6,170,220
  796,600 General Electric Co.                                        27,920,830
  331,900 Honeywell International, Inc.                               12,363,275
  146,500 Masco Corp.                                                  4,422,835
  121,100 Textron, Inc.                                                9,322,278
  203,000 Tyco International, Ltd.                                     5,858,580
  163,400 United Technologies Corp.                                    9,135,694
  204,000 Waste Management, Inc.                                       6,191,400
                                                                    ------------
                                                                      96,781,380
                                                                    ------------
          INFORMATION TECHNOLOGY - 7.07%
  307,000 Applied Materials, Inc.                                      5,507,580
  161,800 Automatic Data Processing, Inc.                              7,425,002
  331,526 Computer Associates International,
          Inc.                                                         9,345,718
  153,100 Computer Sciences Corp.*                                     7,752,984
  555,400 EMC Corp./Massachusetts*                                     7,564,548
   98,401 Freescale Semiconductor, Inc.,
          Class B*                                                     2,476,753
  434,935 Hewlett-Packard Co.                                         12,452,189
  290,100 Intel Corp.                                                  7,240,896
  150,500 International Business Machines
          Corp.                                                       12,371,100
  327,600 Motorola, Inc.                                               7,400,484
  253,400 Texas Instruments, Inc.                                      8,126,538
                                                                    ------------
                                                                      87,663,792
                                                                    ------------
          MATERIALS - 4.14%
   83,600 Air Products & Chemicals, Inc.                               4,948,284
  232,200 Alcoa, Inc.                                                  6,866,154
  110,600 Dow Chemical Co.                                             4,846,492
  290,900 E.I. du Pont de Nemours & Co. (O)                           12,363,250

                 See accompanying Notes to Financial Statements.

ANNUAL REPORT DECEMBER 31, 2005

40      GROWTH AND INCOME STOCK FUND -- PORTFOLIO OF INVESTMENTS (CONTINUED)


                                                                       Value
Shares                                                               (Note 2)
------                                                            --------------
COMMON STOCKS (CONTINUED)
                MATERIALS (CONTINUED)
         68,800 Inco, Ltd.*                                       $    2,997,616
         24,400 Phelps Dodge Corp.                                     3,510,428
        103,800 PPG Industries, Inc.                                   6,010,020
        147,700 Weyerhaeuser Co.                                       9,798,418
                                                                  --------------
                                                                      51,340,662
                                                                  --------------
                TELECOMMUNICATION SERVICES - 4.45%
        278,600 Alltell Corp.                                         17,579,660
        592,600 AT&T, Inc.                                            14,512,774
        246,000 Sprint Nextel Corp.                                    5,746,560
        574,235 Verizon Communications, Inc.                          17,295,958
                                                                  --------------
                                                                      55,134,952
                                                                  --------------
                UTILITIES - 5.71%
        130,700 Ameren Corp.                                           6,697,068
        237,500 Consolidated Edison, Inc. (O)                         11,003,375
        108,400 Dominion Resources, Inc.                               8,368,480
        275,100 Duke Energy Corp.                                      7,551,495
         71,700 Edison International                                   3,126,837
        121,800 Exelon Corp.                                           6,472,452
         76,900 FirstEnergy Corp.                                      3,767,331
        230,800 FPL Group, Inc.                                        9,592,048
        197,600 Progress Energy, Inc. (O)                              8,678,592
        159,200 Southern Co.                                           5,497,176
                                                                  --------------
                                                                      70,754,854
                                                                  --------------
                TOTAL COMMON STOCKS
                (Cost $979,258,281)                                1,204,855,364
                                                                  --------------
                INVESTMENT COMPANIES - 5.38%
              1 Columbia Funds Series Trust -
                Columbia Cash Reserves                                         1
              2 J.P. Morgan Prime
                Money Market Fund                                              2
     34,377,177 SSgA Prime Money Market Fund                          34,377,177
     32,341,500 State Street Navigator Securities
                Lending Portfolio (I)                                 32,341,500
                                                                  --------------
                TOTAL INVESTMENT COMPANIES
                (Cost $66,718,680)                                    66,718,680
                                                                  --------------
                TOTAL INVESTMENTS - 102.56%
                (Cost $1,045,976,961**)                            1,271,574,044
                                                                  --------------
                NET OTHER ASSETS AND LIABILITIES - (2.56)%           (31,705,633)
                                                                  --------------
                TOTAL NET ASSETS - 100.00%                        $1,239,868,411
                                                                  ==============

----------
*    Non-income producing.

**   Aggregate cost for Federal tax purposes was $1,046,132,235.

(I) Represents investments of cash collateral received in connection with securities lending.

(O)  All (or portion of security) on loan.

ADR  American Depository Receipt.

PLC  Public Limited Company.

REIT Real Estate Investment Trust.

                 See accompanying Notes to Financial Statements.

                                                 ANNUAL REPORT DECEMBER 31, 2005

           CAPITAL APPRECIATION STOCK FUND -- PORTFOLIO OF INVESTMENTS        41


                                                                        Value
Shares                                                                (Note 2)
------                                                              ------------
COMMON STOCKS - 95.58%

            CONSUMER DISCRETIONARY - 11.50%
    156,900 Bed Bath & Beyond, Inc. *                               $  5,671,935
    193,300 Viacom, Class B *                                          6,301,580
    166,100 Cheesecake Factory/The *                                   6,210,479
    122,000 Comcast Corp., Class A *                                   3,167,120
    129,100 DreamWorks Animation SKG, Inc. (O) *                       3,170,696
    264,500 eBay, Inc. *                                              11,439,625
    190,300 Home Depot, Inc.                                           7,703,344
     71,900 Kohl's Corp. *                                             3,494,340
     64,700 Lowe's Cos., Inc.                                          4,312,902
     67,022 Morningstar, Inc. (O) *                                    2,321,642
    103,100 Starbucks Corp. *                                          3,094,031
    105,000 Target Corp.                                               5,771,850
     78,800 Tiffany & Co. (O)                                          3,017,252
    365,200 Time Warner, Inc.                                          6,369,088
    166,600 Walt Disney Co.                                            3,993,402
     67,700 Yum! Brands, Inc.                                          3,173,776
                                                                    ------------
                                                                      79,213,062
                                                                    ------------

            CONSUMER STAPLES - 10.77%
     43,600 Altria Group, Inc.                                         3,257,792
     45,900 Brown-Forman Corp.                                         3,181,788
     92,500 Coca-Cola Co.                                              3,728,675
    186,800 Colgate-Palmolive Co.                                     10,245,980
     64,700 Costco Wholesale Corp.                                     3,200,709
    148,400 CVS Corp.                                                  3,920,728
     72,700 General Mills, Inc.                                        3,585,564
    201,200 PepsiCo, Inc.                                             11,886,896
    215,800 Procter & Gamble Co.                                      12,490,504
     69,700 Walgreen Co.                                               3,084,922
    332,700 Wal-Mart Stores, Inc.                                     15,570,360
                                                                    ------------
                                                                      74,153,918
                                                                    ------------

            ENERGY - 4.37%
     56,370 Apache Corp.                                               3,862,472
     56,300 ConocoPhillips                                             3,275,534
     83,100 Dresser-Rand Group, Inc. (O) *                             2,009,358
     82,600 Noble Corp.                                                5,826,604
    243,600 Weatherford International, Ltd. *                          8,818,320
    144,233 XTO Energy, Inc.                                           6,337,598
                                                                    ------------
                                                                      30,129,886
                                                                    ------------

            FINANCIALS - 6.85%
    178,700 ACE, Ltd.                                                  9,549,728
    192,700 American Express Co.                                       9,916,342
     49,200 American International Group, Inc.                         3,356,916
     70,800 Bank of America Corp.                                      3,267,420
     98,700 Bank of New York Co., Inc.                                 3,143,595
    163,600 Citigroup, Inc.                                            7,939,508
     78,400 Goldman Sachs Group, Inc.                                 10,012,464
                                                                    ------------
                                                                      47,185,973
                                                                    ------------

            HEALTH CARE - 17.51%
    135,600 Amgen, Inc. *                                           $ 10,693,416
     65,800 AstraZeneca PLC, ADR                                       3,197,880
     22,300 Cerner Corp. (O) *                                         2,027,293
    246,800 Community Health Systems,
            Inc. (O) *                                                 9,462,312
    116,300 Eli Lilly & Co.                                            6,581,417
     78,100 Forest Laboratories, Inc. *                                3,177,108
     36,400 Genentech, Inc. *                                          3,367,000
     87,900 Genzyme Corp. *                                            6,221,562
     75,770 Hospira, Inc. *                                            3,241,441
    165,000 Invitrogen Corp. (O) *                                    10,995,600
    176,200 Johnson & Johnson                                         10,589,620
    176,800 Medtronic, Inc.                                           10,178,376
    536,002 Pfizer, Inc.                                              12,499,566
     63,500 St. Jude Medical, Inc. *                                   3,187,700
    278,300 Stryker Corp.                                             12,364,869
     53,900 UnitedHealth Group, Inc.                                   3,349,346
    204,900 Wyeth                                                      9,439,743
                                                                    ------------
                                                                     120,574,249
                                                                    ------------

            INDUSTRIALS - 14.09%
     85,000 3M Co.                                                     6,587,500
    133,100 CSX Corp.                                                  6,757,487
    112,400 Danaher Corp.                                              6,269,672
    100,100 FedEx Corp.                                               10,349,339
    896,000 General Electric Co.                                      31,404,800
     85,700 Graco, Inc.                                                3,126,336
    112,100 Illinois Tool Works, Inc.                                  9,863,679
     53,000 Rockwell Automation, Inc.                                  3,135,480
     52,200 Stericycle, Inc. (O) *                                     3,073,536
    115,900 Tyco International, Ltd.                                   3,344,874
    146,500 United Technologies Corp.                                  8,190,815
    163,800 Waste Management, Inc.                                     4,971,330
                                                                    ------------
                                                                      97,074,848
                                                                    ------------

            INFORMATION TECHNOLOGY - 25.39%
     68,800 Affiliated Computer Services,
            Inc., Class A (O) *                                        4,071,584
    351,100 Altera Corp. *                                             6,505,883
    190,800 Cadence Design Systems, Inc. *                             3,228,336
    955,400 Cisco Systems, Inc. *                                     16,356,448
    112,300 Citrix Systems, Inc. *                                     3,231,994
     66,900 Cognizant Technology Solutions
            Corp., Class A *                                           3,368,415
    322,600 Dell, Inc. *                                               9,674,774
    119,200 Electronic Arts, Inc. *                                    6,235,352
    629,100 EMC Corp./Massachusetts *                                  8,568,342
     16,827 Freescale Semiconductor, Inc.,
            Class B *                                                    423,536
    744,400 Intel Corp.                                               18,580,224
    142,500 International Business Machines Corp.                     11,713,500

    138,700 Kla-Tencor Corp.                                           6,842,071
    396,000 Micron Technology, Inc. (O) *                              5,270,760
  1,079,700 Microsoft Corp.                                           28,234,155
    263,300 Motorola, Inc.                                             5,947,947

                 See accompanying Notes to Financial Statements.

ANNUAL REPORT DECEMBER 31, 2005

42    CAPITAL APPRECIATION STOCK FUND -- PORTFOLIO OF INVESTMENTS (CONTINUED)


                                                                        Value
Shares                                                                (Note 2)
------                                                              ------------
COMMON STOCKS (CONTINUED)

            INFORMATION TECHNOLOGY (CONTINUED)
    176,200 Nokia OYJ, ADR                                          $  3,224,460
     92,800 Novellus Systems, Inc. *                                   2,238,336
    219,000 Qualcomm, Inc.                                             9,434,520
    171,600 Texas Instruments, Inc.                                    5,503,212
    414,400 Yahoo!, Inc. *                                            16,236,192
                                                                    ------------
                                                                     174,890,041
                                                                    ------------

            MATERIALS - 3.47%
    136,600 Praxair, Inc.                                              7,234,336
    141,200 Rohm and Haas Co.                                          6,836,904
    148,200 Weyerhaeuser Co.                                           9,831,588
                                                                    ------------
                                                                      23,902,828
                                                                    ------------

            TELECOMMUNICATION SERVICES - .89%
    263,200 Sprint Nextel Corp.                                        6,148,352
                                                                    ------------

            UTILITIES - 0.74%
    321,100 AES Corp. *                                                5,083,013
                                                                    ------------

            TOTAL COMMON STOCKS
            (Cost $606,204,446)                                      658,356,170
                                                                    ------------

            INVESTMENT COMPANIES - 7.26%
    305,500 iShares Russell 1000 Growth Index Fund (O)                15,583,555
          1 J.P. Morgan Prime
            Money Market Fund                                                  1
 16,898,841 SSgA Prime Money Market Fund                              16,898,841
 17,555,942 State Street Navigator Securities Lending Portfolio (I)   17,555,942
                                                                    ------------

            TOTAL INVESTMENT COMPANIES
            (Cost $50,127,393)                                        50,038,339
                                                                    ------------

TOTAL INVESTMENTS - 102.84%
(Cost $656,331,839**)                                                708,394,509
                                                                    ------------

NET OTHER ASSETS AND LIABILITIES - (2.84)%                          (19,582,870)
                                                                    ------------
TOTAL NET ASSETS - 100.00%                                          $688,811,639
                                                                    ============

----------
*    Non-income producing.

**   Aggregate cost for Federal tax purposes was $656,346,896.

(I) Represents investments of cash collateral received in connection with securities lending.

(O)  All (or portion of security) on loan.

ADR  American Depository Receipt.

PLC  Public Limited Company.

                 See accompanying Notes to Financial Statements.

                                                 ANNUAL REPORT DECEMBER 31, 2005

                MID-CAP STOCK FUND -- PORTFOLIO OF INVESTMENTS                43


                                                                        Value
Shares                                                                (Note 2)
------                                                               -----------
COMMON STOCKS - 96.87%

        CONSUMER DISCRETIONARY - 11.61%
 16,400 Advo, Inc.                                                   $   462,152
139,000 Belo Corp., Class A (O)                                        2,975,990
 58,800 Brinker International, Inc.                                    2,273,208
 20,100 Cato Corp., Class A                                              431,145
  7,950 CEC Entertainment, Inc. *                                        270,618
 16,540 Federated Department Stores, Inc.                              1,097,098
150,800 Interpublic Group of Cos., Inc. *                              1,455,220
 10,700 J.C. Penney Co., Inc.                                            594,920
 84,700 Jones Apparel Group, Inc.                                      2,601,984
 66,200 Linens 'n Things, Inc. (O) *                                   1,760,920
 11,800 Matthews International Corp., Class A                            429,638
 13,200 Modine Manufacturing Co.                                         430,188
166,200 Newell Rubbermaid, Inc. (O)                                    3,952,236
 49,600 O'Reilly Automotive, Inc. *                                    1,587,696
 52,700 Outback Steakhouse, Inc.                                       2,192,847
 24,800 Ruby Tuesday, Inc. (O)                                           642,072
 30,400 Stage Stores, Inc. (O)                                           905,312
 11,800 Standard-Pacific Corp.                                           434,240
 67,200 Talbots, Inc.                                                  1,869,504
 34,900 Tempur-Pedic International, Inc. (O) *                           401,350
 32,700 Tiffany & Co.                                                  1,252,083
 94,300 TJX Cos., Inc.                                                 2,190,589
 16,200 Valassis Communications, Inc. *                                  470,934
 25,600 WCI Communities, Inc. (O) *                                      687,360
 23,100 Yankee Candle Co., Inc. (O)                                      591,360
                                                                     -----------
                                                                      31,960,664
                                                                     -----------

        CONSUMER STAPLES - 5.30%
 26,000 Casey's General Stores, Inc.                                     644,800
 54,500 Clorox Co.                                                     3,100,505
168,400 Hain Celestial Group, Inc. (O) *                               3,563,344
 27,700 Herbalife, Ltd. *                                                900,804
 19,400 Hormel Foods Corp.                                               633,992
 59,200 McCormick & Co., Inc.                                          1,830,464
 32,600 NBTY, Inc. (O) *                                                 529,750
 84,000 Sara Lee Corp.                                                 1,587,600
 13,300 Universal Corp./Richmond VA                                      576,688
 30,000 UST, Inc.                                                      1,224,900
                                                                     -----------
                                                                      14,592,847
                                                                     -----------

        ENERGY - 10.37%
 21,800 Amerada Hess Corp.                                             2,764,676
 15,200 Arch Coal, Inc. (O)                                            1,208,400
 63,400 BJ Services Co.                                                2,324,878
 21,750 Encore Acquisition Co. *                                         696,870
 66,800 ENSCO International, Inc.                                      2,962,580
 30,500 EOG Resources, Inc.                                            2,237,785
 46,900 Forest Oil Corp. (O) *                                         2,137,233
 48,900 Marathon Oil Corp.                                             2,981,433
 66,400 Pioneer Natural Resources Co.                                  3,404,328
 16,300 Plains Exploration and
        Production Co. *                                                 647,599
 77,900 Smith International, Inc.                                      2,890,869
 68,600 Valero Energy Corp.                                            3,539,760
 18,500 Whiting Petroleum Corp. *                                        740,000
                                                                     -----------
                                                                      28,536,411
                                                                     -----------

        FINANCIALS - 24.15%
 14,800 American Capital Strategies, Ltd.                            $   535,908
 72,500 AmSouth Bancorp.                                               1,900,225
 14,900 Arthur J. Gallagher & Co. (O)                                    460,112
 61,676 Associated Banc-Corp. (O)                                      2,007,554
 39,800 Assured Guaranty, Ltd.                                         1,010,522
 42,000 Bear Stearns Cos., Inc.                                        4,852,260
 67,600 Colonial BancGroup, Inc.                                       1,610,232
 42,000 Compass Bancshares, Inc.                                       2,028,180
 16,100 Cousins Properties, Inc., REIT (O)                               455,630
 12,900 Delphi Financial Group, Class A                                  593,529
 37,000 Equity Residential, REIT                                       1,447,440
 84,000 Federated Investors, Inc., Class B                             3,111,360
 35,400 First Horizon National Corp. (O)                               1,360,776
 10,900 First Midwest Bancorp, Inc.                                      382,154
 52,700 FirstMerit Corp. (O)                                           1,365,457
    900 International Bancshares Corp.                                    26,424
  9,800 IPC Holdings, Ltd.                                               268,324
 56,900 Jefferson-Pilot Corp.                                          3,239,317
  8,400 LaSalle Hotel Properties, REIT                                   308,448
 16,400 M&T Bank Corp.                                                 1,788,420
 51,900 Marshall & Ilsley Corp.                                        2,233,776
  8,000 MB Financial, Inc. (O)                                           283,200
 45,700 MBIA, Inc.                                                     2,749,312
 33,400 NewAlliance Bancshares, Inc.                                     485,636
 35,900 North Fork Bancorp., Inc.                                        982,224
 47,000 PartnerRe, Ltd. (O)                                            3,086,490
 24,600 Platinum Underwriters Holdings, Ltd. (Bermuda)                   764,322
 65,600 Principal Financial Group                                      3,111,408
 54,000 Protective Life Corp.                                          2,363,580
  7,800 PS Business Parks, Inc., REIT                                    383,760
 58,000 Radian Group, Inc.                                             3,398,220
 13,900 RAIT Investment Trust, REIT (O)                                  360,288
 29,700 Realty Income Corp., REIT                                        642,114
 22,000 Reinsurance Group of America, Inc.                             1,050,720
 67,900 Safeco Corp.                                                   3,836,350
 28,400 Scottish Re Group, Ltd. (O)                                      697,220
 24,400 SL Green Realty Corp., REIT                                    1,863,916
 52,700 TCF Financial Corp. (O)                                        1,430,278
 14,600 Texas Regional Bancshares, Inc., Class A                         413,180
 51,000 Torchmark Corp.                                                2,835,600
 23,500 Universal American Financial Corp. *                             354,380
 35,900 U-Store-It Trust, REIT                                           755,695
 18,000 Ventas, Inc., REIT                                               576,360
 13,300 Webster Financial Corp.                                          623,770
  9,400 Westamerica Bancorp.                                             498,858
 25,600 Zions Bancorp.                                                 1,934,336
                                                                     -----------
                                                                      66,467,265
                                                                     -----------

        HEALTH CARE - 6.96%
 16,600 Amsurg Corp. (O) *                                               379,476
 38,600 Becton Dickinson & Co.                                         2,319,088
  8,900 Charles River Laboratories
        International, Inc. *                                            377,093
 43,100 Community Health Systems, Inc. *                               1,652,454
  8,400 Dentsply International, Inc.                                     450,996
 13,100 Diagnostic Products Corp.                                        636,005
 47,212 Fisher Scientific International, Inc. *                        2,920,534

                 See accompanying Notes to Financial Statements.

ANNUAL REPORT DECEMBER 31, 2005

44         MID-CAP STOCK FUND -- PORTFOLIO OF INVESTMENTS (CONTINUED)


                                                                       Value
Shares                                                                (Note 2)
------                                                              ------------
COMMON STOCKS (CONTINUED)

           HEALTH CARE (CONTINUED)
    37,800 Health Management Associates,
           Inc., Class A                                            $    830,088
    36,300 Hospira, Inc. *                                             1,552,914
    29,600 Idexx Laboratories, Inc. (O) *                              2,130,608
    16,800 Invitrogen Corp. (O) *                                      1,119,552
    41,000 Omnicare, Inc.                                              2,346,020
    31,700 Triad Hospitals, Inc. *                                     1,243,591
    12,000 Varian, Inc. *                                                477,480
    22,100 Watson Pharmaceuticals, Inc. *                                718,471
                                                                    ------------
                                                                      19,154,370
                                                                    ------------

           INDUSTRIALS - 13.33%
    26,900 Acuity Brands, Inc. (O)                                       855,420
    32,600 Airtran Holdings, Inc. (O) *                                  522,578
    10,200 Albany International Corp., Class A                           368,832
    56,200 Avery Dennison Corp. (O)                                    3,106,174
    17,900 Carlisle Cos., Inc.                                         1,237,785
    75,000 CSX Corp.                                                   3,807,750
     8,100 Curtiss-Wright Corp. (O)                                      442,260
    25,625 Genesee & Wyoming, Inc., Class A *                            962,219
   100,700 Ingersoll-Rand Co., Ltd., Class A                           4,065,259
    77,200 Manpower, Inc.                                              3,589,800
    56,600 Masco Corp.                                                 1,708,754
    17,500 Mueller Industries, Inc.                                      479,850
    33,700 Parker-Hannifin Corp.                                       2,222,852
    69,000 R. R. Donnelley & Sons Co.                                  2,360,490
    73,300 Republic Services, Inc.                                     2,752,415
    25,600 Simpson Manufacturing Co., Inc. (O)                           930,560
    39,000 Teleflex, Inc. (O)                                          2,534,220
    28,900 United Stationers, Inc. *                                   1,401,650
    44,700 W.W. Grainger, Inc.                                         3,178,170
     8,900 Werner Enterprises, Inc.                                      175,330
                                                                    ------------
                                                                      36,702,368
                                                                    ------------

           INFORMATION TECHNOLOGY - 8.78%
    46,200 Affiliated Computer Services,
           Inc., Class A *                                             2,734,116
    72,900 Arrow Electronics, Inc. *                                   2,334,987
    30,200 ATMI, Inc. (O) *                                              844,694
   139,000 Avaya, Inc. *                                               1,483,130
    32,925 Belden CDT, Inc. (O)                                          804,358
     9,000 Black Box Corp.                                               426,420
    32,000 Computer Sciences Corp. *                                   1,620,480
    78,300 Convergys Corp. *                                           1,241,055
     8,100 Diebold, Inc.                                                 307,800
     6,900 Electronics for Imaging *                                     183,609
    84,000 Intersil Corp., Class A                                     2,089,920
    96,900 LSI Logic Corp. *                                             775,200
   400,000 Lucent Technologies, Inc. (O) *                             1,064,000
    15,700 MAXIMUS, Inc.                                                 576,033
    40,000 Molex, Inc.                                                 1,038,000
    22,900 NAM TAI Electronics, Inc. (O)                                 515,250
    98,000 Reynolds and Reynolds Co., Class A                          2,750,860
   204,600 Tellabs, Inc. *                                             2,230,140
    26,000 Varian Semiconductor Equipment Associates, Inc. (O) *       1,142,180
                                                                    ------------
                                                                      24,162,232
                                                                    ------------

           MATERIALS - 7.51%
    10,300 Aber Diamond Corp.                                       $    379,349
    49,000 Air Products & Chemicals, Inc.                              2,900,310
    11,000 Aptargroup, Inc.                                              574,200
    10,000 Ashland, Inc.                                                 579,000
    14,600 Bemis Co.                                                     406,902
    22,600 Compass Minerals International, Inc. (O)                      554,604
    19,000 Inco, Ltd. *                                                  827,830
    32,000 Martin Marietta Materials, Inc.                             2,455,040
    55,500 Novelis, Inc.                                               1,159,395
     9,500 Nucor Corp.                                                   633,840
    44,000 PPG Industries, Inc.                                        2,547,600
    49,000 Rohm and Haas Co.                                           2,372,580
   176,500 Smurfit-Stone Container Corp. *                             2,501,005
   112,800 Valspar Corp.                                               2,782,776
                                                                    ------------
                                                                      20,674,431
                                                                    ------------

           TELECOMMUNICATION SERVICES - 1.08%
    90,000 CenturyTel, Inc.                                            2,984,400
                                                                    ------------

           UTILITIES - 7.78%
   106,900 AES Corp. *                                                 1,692,227
    84,400 Alliant Energy Corp.                                        2,366,576
    24,400 Ameren Corp.                                                1,250,256
    17,000 Atmos Energy Corp.                                            444,720
    68,700 CMS Energy Corp. *                                            996,837
    44,000 Consolidated Edison, Inc. (O)                               2,038,520
    72,900 Constellation Energy Group, Inc.                            4,199,040
     9,800 New Jersey Resources Corp. (O)                                410,522
    66,000 Pepco Holdings, Inc.                                        1,476,420
    29,650 PNM Resources, Inc.                                           726,129
    43,000 Progress Energy, Inc.                                       1,888,560
    26,200 UGI Corp.                                                     539,720
    29,400 Weststar Energy, Inc.                                         632,100
    13,400 WGL Holdings, Inc. (O)                                        402,804
    60,500 Wisconsin Energy Corp.                                      2,363,130
                                                                    ------------
                                                                      21,427,561
                                                                    ------------

           TOTAL COMMON STOCKS
           (Cost $211,893,653)                                       266,662,549
                                                                    ------------

INVESTMENT COMPANIES - 14.05%

 8,354,226 SSgA Prime Money Market Fund                                8,354,226
30,335,353 State Street Navigator Securities Lending Portfolio (I)    30,335,353
                                                                    ------------

           TOTAL INVESTMENT COMPANIES
           (Cost $38,689,579)                                         38,689,579
                                                                    ------------

TOTAL INVESTMENTS - 110.92%
(Cost $250,583,232**)                                                305,352,128
                                                                    ------------

NET OTHER ASSETS AND LIABILITIES - (10.92)%                          (30,073,474)
                                                                    ------------

TOTAL NET ASSETS - 100.00%                                          $275,278,654
                                                                    ============

----------
*    Non-income producing.

**   Aggregate cost for Federal tax purposes was $250,674,532.

(I) Represents investments of cash collateral received in connection with securities lending.

(O)  All (or portion of security) on loan.

REIT Real Estate Investment Trust.

                See accompanying Notes to Financial Statements.

                                                 ANNUAL REPORT DECEMBER 31, 2005

             MULTI-CAP GROWTH STOCK FUND -- PORTFOLIO OF INVESTMENTS          45


                                                                        Value
Shares                                                                (Note 2)
------                                                               -----------
COMMON STOCKS - 94.82%

        CONSUMER DISCRETIONARY - 5.51%
 40,080 aQuantive, Inc. (O) *                                        $ 1,011,619
 34,900 Chico's FAS, Inc. *                                            1,533,157
 42,500 D.R. Horton, Inc.                                              1,518,525
 41,400 Education Management Corp. *                                   1,387,314
 47,000 Fastenal Co. (O)                                               1,841,930
 12,961 GameStop Corp., Class A (O) *                                    412,417
 24,110 GameStop Corp., Class B *                                        696,779
 77,780 Geox SpA                                                         856,135
 76,200 La Quinta Corp. (O) *                                            848,868
 12,080 Red Robin Gourmet Burgers,
        Inc., (O) *                                                      615,597
 31,100 Too, Inc. (O) *                                                  877,331
 72,100 Univision Communications, Inc.,
        Class A *                                                      2,119,019
 48,400 Williams-Sonoma, Inc. *                                        2,088,460
175,270 XM Satellite Radio Holdings, Inc.,
        Class A (O) *                                                  4,781,365
                                                                     -----------
                                                                      20,588,516
                                                                     -----------
        CONSUMER STAPLES - 1.36%
 87,830 Procter & Gamble Co.                                           5,083,600
                                                                     -----------
        ENERGY - 4.35%
 15,280 Arch Coal, Inc. (O)                                            1,214,760
 20,975 Cabot Oil & Gas Corp. (O)                                        945,972
 53,500 Cameco Corp. (O)                                               3,391,365
 47,900 EOG Resources, Inc.                                            3,514,423
 33,280 Halliburton Co.                                                2,062,029
105,520 Petro-Canada                                                   4,230,297
 33,200 Suntech Power Holdings Co., Ltd.,
        ADR *                                                            904,700
                                                                     -----------
                                                                      16,263,546
                                                                     -----------
        FINANCIALS - 15.98%
 13,400 Affiliated Managers Group (O) *                                1,075,350
 25,350 Arch Capital Group, Ltd. *                                     1,387,912
 24,880 CB Richard Ellis Group, Inc.,
        Class A *                                                      1,464,188
 27,400 Chicago Mercantile Exchange
        Holdings, Inc.                                                10,069,226
369,582 Countrywide Financial Corp.                                   12,636,009
 32,600 Equifax, Inc.                                                  1,239,452
100,540 Franklin Resources, Inc.                                       9,451,765
 84,930 Legg Mason, Inc.                                              10,165,272
 51,220 Nasdaq Stock Market, Inc. (O) *                                1,801,920
 39,690 Nuveen Investments, Inc., Class A (O)                          1,691,588
 91,990 UBS AG                                                         8,752,848
                                                                     -----------
                                                                      59,735,530
                                                                     -----------
        HEALTH CARE - 24.39%
 35,570 Abgenix, Inc. (O) *                                              765,111
 34,030 Alkermes, Inc. (O) *                                             650,654
114,520 Amgen, Inc. *                                                  9,031,047
 32,820 Amylin Pharmaceuticals, Inc. (O) *                             1,310,174
319,440 AstraZeneca PLC, ADR                                          15,524,784
 49,300 Biomet, Inc.                                                   1,802,901
 26,500 Cephalon, Inc. (O) *                                           1,715,610

        HEALTH CARE (CONTINUED)
 24,380 Covance, Inc. *                                              $ 1,183,649
 31,000 Coventry Health Care, Inc. *                                   1,765,760
 47,200 DaVita, Inc. *                                                 2,390,208
 61,470 Digene Corp. (O) *                                             1,793,080
 46,000 Health Net, Inc. *                                             2,371,300
 38,860 Hologic, Inc. *                                                1,473,571
 42,700 Lincare Holdings, Inc. *                                       1,789,557
251,900 Medtronic, Inc.                                               14,501,883
 18,840 Pharmaceutical Product
        Development, Inc.                                              1,167,138
146,340 Sanofi-Aventis, ADR                                            6,424,326
327,040 Schering-Plough Corp.                                          6,818,784
210,310 UnitedHealth Group, Inc.                                      13,068,663
 19,180 Vertex Pharmaceuticals, Inc. (O) *                               530,711
 64,300 WellPoint, Inc. *                                              5,130,497
                                                                     -----------
                                                                      91,209,408
                                                                     -----------
        INDUSTRIALS - 11.33%
 20,540 Advisory Board Co. (O) *                                         979,142
138,330 Boeing Co.                                                     9,716,299
 49,000 CH Robinson Worldwide, Inc.                                    1,814,470
 16,000 Corporate Executive Board Co.                                  1,435,200
 37,360 Corrections Corp. of America (O) *                             1,680,079
109,580 Danaher Corp.                                                  6,112,372
 25,200 Expeditors International of
        Washington, Inc.                                               1,701,252
 68,460 General Dynamics Corp.                                         7,807,863
142,220 General Electric Co.                                           4,984,811
 34,180 Gol Linhas Aereas Inteligentes
        S.A., ADR (O)                                                    964,218
 14,340 Jacobs Engineering Group, Inc. (O) *                             973,256
 55,455 Knight Transportation, Inc.                                    1,149,582
 55,400 Robert Half International, Inc.                                2,099,106
 16,010 Stericycle, Inc. *                                               942,669
                                                                     -----------
                                                                      42,360,319
                                                                     -----------
        INFORMATION TECHNOLOGY - 30.90%
144,160 Adobe Systems, Inc.                                            5,328,154
123,700 Altera Corp. *                                                 2,292,161
 83,780 Apple Computer, Inc. *                                         6,022,944
 39,000 Cognizant Technology Solutions
        Corp., Class A *                                               1,963,650
 51,700 Cognos, Inc. (O) *                                             1,794,507
229,170 Electronic Arts, Inc. *                                       11,987,883
 29,600 Equinix, Inc. (O) *                                            1,206,496
 22,650 F5 Networks, Inc. (O) *                                        1,295,354
 36,900 Foundry Networks, Inc. *                                         509,589
 18,180 Google, Inc., Class A *                                        7,542,155
 22,700 Homestore, Inc.                                                  116,969
 79,800 Jabil Circuit, Inc. *                                          2,959,782
 56,900 Linear Technology Corp.                                        2,052,383
 40,090 Logitech International S.A., ADR (O) *                         1,875,009
 20,200 Microsemi Corp. (O) *                                            558,732
359,890 Microsoft Corp.                                                9,411,123
 44,200 Monster Worldwide, Inc. *                                      1,804,244
456,760 Network Appliance, Inc. *                                     12,332,520
 58,200 Nvidia Corp. *                                                 2,127,792
194,630 Opsware, Inc. (O) *                                            1,321,538
 39,200 Pixar *                                                        2,066,624

                 See accompanying Notes to Financial Statements.

ANNUAL REPORT DECEMBER 31, 2005

46     MULTI-CAP GROWTH STOCK FUND -- PORTFOLIO OF INVESTMENTS (CONTINUED)


                                                                       Value
Shares                                                                (Note 2)
------                                                              -----------
COMMON STOCKS (CONTINUED)

           INFORMATION TECHNOLOGY (CONTINUED)
   247,340 Qualcomm, Inc.                                           $ 10,655,407
   161,880 Red Hat, Inc. (O) *                                         4,409,611
    73,100 Redback Networks, Inc. (O) *                                1,027,786
    25,210 Salesforce.com, Inc. (O) *                                    807,981
    33,200 SanDisk Corp. *                                             2,085,624
    42,580 THQ, Inc. (O) *                                             1,015,533
    76,200 VeriFone Holdings, Inc. (O) *                               1,927,860
   397,190 Yahoo!, Inc. *                                             15,561,904
    34,800 Zebra Technologies Corp., Class A *                         1,491,180
                                                                    ------------
                                                                     115,552,495
                                                                    ------------
           TELECOMMUNICATION SERVICES - 1.00%
    60,080 Alamosa Holdings, Inc. *                                    1,118,089
    97,100 American Tower Corp., Class A *                             2,631,410
                                                                       3,749,499
                                                                    ------------
           TOTAL COMMON STOCKS
           (Cost $292,920,463)                                       354,542,913
                                                                    ------------
COMMON STOCK UNIT - 2.00%

           CONSUMER DISCRETIONARY - 2.00%
   117,160 Starwood Hotels & Resorts
           Worldwide, Inc.                                             7,481,838
                                                                    ------------
           TOTAL COMMON STOCK UNIT
           (Cost $6,863,665)                                           7,481,838
                                                                    ------------
INVESTMENT COMPANIES - 15.14%

    13,390 iShares Russell 2000 Growth Index
           Fund (O)                                                      932,747
     8,470 Oil Service HOLDRs Trust (O)                                1,091,783
 9,527,617 SSgA Prime Money Market Fund                                9,527,617
45,072,703 State Street Navigator Securities
           Lending Portfolio (I)                                      45,072,703
                                                                    ------------
           TOTAL INVESTMENT COMPANIES
           (Cost $56,309,136)                                         56,624,850
                                                                    ------------

TOTAL INVESTMENTS - 111.96%
(Cost $356,093,264**)                                                418,649,601
NET OTHER ASSETS AND LIABILITIES - (11.96)%                          (44,728,221)
                                                                    ------------
TOTAL NET ASSETS - 100.00%                                          $373,921,380
                                                                    ============

----------
*    Non-income producing.

**   Aggregate cost for Federal tax purposes was $356,451,771.

(I) Represents investments of cash collateral received in connection with securities lending.

(O)  All (or portion of security) on loan.

ADR  American Depository Receipt.

PLC  Public Limited Company.

                 See accompanying Notes to Financial Statements.

                                                 ANNUAL REPORT DECEMBER 31, 2005

               GLOBAL SECURITIES FUND -- PORTFOLIO OF INVESTMENTS             47


                                                                         Value
Shares                                                                 (Note 2)
------                                                                ---------
COMMON STOCKS - 94.07%

          AUSTRALIA - 0.49%
    4,881 Australia & New Zealand Banking
          Group, Ltd.                                                 $   85,822
   51,907 Macquarie Airports                                             120,801
                                                                      ----------
                                                                         206,623
                                                                      ----------

          BERMUDA - 1.40%
   5,237  ACE, Ltd.                                                      279,865
   1,450  Everest Re Group, Ltd.                                         145,508
   2,500  XL Capital, Ltd., Class A                                      168,450
                                                                       ---------
                                                                         593,823
                                                                       ---------

          BRAZIL - 0.99%
   10,760 Empressa Brasileira de Aeronautica
          S.A., ADR                                                      420,716
                                                                      ----------

          CANADA - 1.76%
   10,500 Husky Energy, Inc.                                             531,326
    3,677 Manulife Financial Corp.                                       215,300
                                                                      ----------
                                                                         746,626
                                                                      ----------

          DENMARK - 0.25%
    1,900 Novo-Nordisk A/S                                               106,926
                                                                      ----------

          FINLAND - 0.52%
   10,140 Fortum OYJ                                                     190,203
    1,025 Neste Oil OYJ *                                                 28,986
                                                                      ----------
                                                                         219,189
                                                                      ----------

          FRANCE - 6.65%
      710 Cie Generale d'Optique Essilor
          International S.A.                                              57,341
   11,750 European Aeronautic Defence and
          Space Co. N.V.                                                 443,868
    5,430 JC Decaux S.A. *                                               126,675
    5,400 LVMH Moet Hennessy Louis
          Vuitton S.A.                                                   479,921
    7,750 Sanofi-Aventis                                                 679,139
    3,080 Societe Generale                                               378,958
    7,820 Technip S.A.                                                   470,430
      740 Total S.A.                                                     185,953
                                                                      ----------
                                                                       2,822,285
                                                                      ----------

          GERMANY - 3.72%
    3,064 Allianz AG                                                     464,216
    5,429 Bayerische Motoren Werke AG                                    238,195
    2,340 SAP AG                                                         424,411
    5,281 Siemens AG                                                     452,772
                                                                      ----------
                                                                       1,579,594
                                                                      ----------

          HONG KONG - 1.20%
   89,200 Hong Kong and China Gas                                        189,823
   15,560 Hutchison Whampoa, Ltd.                                        148,304
   32,216 Television Broadcasts, Ltd.                                    171,186
                                                                      ----------
                                                                         509,313
                                                                      ----------
          INDIA - 2.84%
   63,050 Hindustan Lever, Ltd.                                       $  275,318
    5,825 ICICI Bank, Ltd., ADR                                          167,760
    8,195 Infosys Technologies, Ltd.                                     545,423
   62,230 ZEE Telefilms, Ltd.                                            217,736
                                                                      ----------
                                                                       1,206,237
                                                                      ----------

          IRELAND - 0.42%
   11,679 Anglo Irish Bank Corp. PLC                                     177,423
                                                                      ----------

          JAPAN - 10.90%
    2,280 Canon, Inc.                                                    133,458
    8,500 Chugai Pharmaceutical Co., Ltd.                                182,431
    5,390 Credit Saison Co., Ltd.                                        269,317
    1,300 Fanuc, Ltd.                                                    110,392
    7,290 Hoya Corp.                                                     262,212
    5,000 JGC Corp.                                                       95,224
    6,000 Kao Corp.                                                      160,842
       82 KDDI Corp.                                                     473,023
      700 Keyence Corp.                                                  199,228
    5,600 Murata Manufacturing Co., Ltd.                                 359,145
    1,800 Nidec Corp.                                                    153,156
    1,200 Nintendo Co., Ltd.                                             145,063
       62 Resona Holdings, Inc. *                                        249,830
   20,740 Shionogi & Co., Ltd.                                           292,239
   11,000 Shiseido Co., Ltd.                                             205,294
   12,910 Sony Corp.                                                     527,877
    5,830 Square Enix Co., Ltd.                                          163,703
    2,860 Takeda Pharmaceutical Co., Ltd.                                154,791
    7,570 Toyota Motor Corp.                                             393,013
       64 Yahoo! Japan Corp.                                              97,184
                                                                      ----------
                                                                       4,627,422
                                                                      ----------

          MEXICO - 1.25%
   43,240 Grupo Modelo S.A., Series C                                    156,626
    4,643 Grupo Televisa S.A., ADR                                       373,762
                                                                      ----------
                                                                         530,388
                                                                      ----------

          NETHERLANDS - 1.22%
   16,700 Koninklijke Philips Electronics N.V.                           519,124
                                                                      ----------

          NORWAY - 0.22%
   15,450 Tandberg ASA                                                    94,591
                                                                      ----------

          PORTUGAL - 0.28%
   37,834 Energias de Portugal S.A.                                      116,488
                                                                      ----------

          SINGAPORE - 0.40%
   65,659 Singapore Press Holdings, Ltd.                                 169,764
                                                                      ----------

          SOUTH KOREA - 2.48%
    3,040 Hyundai Heavy Industries *                                     231,118
      710 Samsung Electronics Co., Ltd.                                  462,570
   17,730 SK Telecom Co., Ltd., ADR                                      359,742
                                                                      ----------
                                                                       1,053,430
                                                                      ----------

          SPAIN - 0.67%
    8,750 Inditex S.A.                                                   285,466
                                                                      ----------

                   See accompanying Notes to Financial Statements.

ANNUAL REPORT DECEMBER 31, 2005

48       GLOBAL SECURITIES FUND -- PORTFOLIO OF INVESTMENTS (CONTINUED)


                                                                         Value
Shares                                                                 (Note 2)
------                                                               ----------
COMMON STOCKS (CONTINUED)

          SWEDEN - 4.53%
   19,500 Hennes & Mauritz AB                                        $   662,981
    8,486 Investor AB, Series B                                          148,532
  323,650 Telefonaktiebolaget LM Ericsson                              1,112,606
                                                                     -----------
                                                                       1,924,119
                                                                     -----------

          SWITZERLAND - 3.01%
    8,864 Credit Suisse Group                                            451,643
    4,341 Novartis AG                                                    227,952
    3,474 Roche Holding AG                                               521,252
      630 Syngenta AG *                                                   78,334
                                                                     -----------
                                                                       1,279,181
                                                                     -----------

          TAIWAN - 0.63%
   27,119 Taiwan Semiconductor Manufacturing
          Co., Ltd., ADR                                                 268,749
                                                                     -----------

          UNITED KINGDOM - 12.11%
   12,470 3I Group PLC                                                   181,633
    5,688 BP PLC, ADR                                                    365,283
   17,594 Burberry Group PLC                                             129,948
   47,037 Cadbury Schweppes PLC                                          444,217
    1,420 Diageo PLC                                                      20,561
    7,765 GUS PLC                                                        137,724
   24,520 HSBC Holdings PLC (Hong Kong)                                  393,405
   19,140 Pearson PLC                                                    226,153
   34,703 Prudential PLC                                                 328,033
   22,758 Reckitt Benckiser PLC                                          750,970
   20,437 Royal Bank of Scotland Group PLC                               616,427
   29,223 Smith & Nephew PLC                                             268,950
   22,680 Tesco PLC                                                      129,215
  471,370 Vodafone Group PLC                                           1,016,701
   12,170 WPP Group PLC                                                  131,561
                                                                     -----------
                                                                       5,140,781
                                                                     -----------

          UNITED STATES - 36.13%
    4,240 3M Co.                                                         328,600
    7,050 Adobe Systems, Inc.                                            260,568
   26,340 Advanced Micro Devices, Inc. *                                 806,004
    4,150 Affymetrix, Inc. (O) *                                         198,162
   10,060 Altera Corp. *                                                 186,412
    1,450 Altria Group, Inc.                                             108,344
    3,110 Amazon.com, Inc. *                                             146,636
    6,500 American Express Co.                                           334,490
    5,130 Amgen, Inc. *                                                  404,552
    1,660 Amylin Pharmaceuticals, Inc. (O) *                              66,267
    3,700 Avon Products, Inc.                                            105,635
       75 Berkshire Hathaway, Inc., Class B *                            220,162
    4,140 Biomet, Inc.                                                   151,400
    3,820 Boeing Co.                                                     268,317
    8,570 Boston Scientific Corp. *                                      209,879
    4,870 Burlington Resources, Inc.                                     419,794
    7,421 Cadence Design Systems, Inc. *                                 125,563
    7,000 Carnival Corp.                                                 374,290
    4,686 Chevron Corp.                                                  266,024
   12,550 Cisco Systems, Inc. *                                          214,856
    2,150 Citigroup, Inc.                                                104,340
    6,430 Coach, Inc. *                                              $   214,376
   24,370 Corning, Inc. *                                                479,114
    7,670 Cree, Inc. (O) *                                               193,591
   12,960 eBay, Inc. *                                                   560,520
    3,420 Emerson Electric Co.                                           255,474
    3,230 Express Scripts, Inc. *                                        270,674
    5,810 Gap, Inc.                                                      102,488
    2,500 Genentech, Inc. *                                              231,250
    6,040 Gilead Sciences, Inc. *                                        317,885
    8,400 GlobalSantaFe Corp.                                            404,460
    2,600 ImClone Systems, Inc. (O) *                                     89,024
    3,813 International Business Machines Corp.                          313,429
    8,400 International Game Technology                                  258,552
    5,760 International Rectifier Corp. *                                183,744
    6,100 Intuit, Inc. *                                                 325,130
    8,640 J.P. Morgan Chase & Co.                                        342,922
    4,770 Juniper Networks, Inc. *                                       106,371
    3,010 Lockheed Martin Corp.                                          191,526
    1,560 Medtronic, Inc.                                                 89,809
   21,360 Microsoft Corp.                                                558,564
    7,880 Morgan Stanley                                                 447,111
    3,002 Nektar Therapeutics (O) *                                       49,413
    7,780 Northern Trust Corp.                                           403,160
    3,220 Northrop Grumman Corp.                                         193,554
   29,240 Novell, Inc. *                                                 258,189
    7,110 Pfizer, Inc.                                                   165,805
    2,912 Procter & Gamble Co.                                           168,547
    7,670 Qualcomm, Inc.                                                 330,424
    6,120 Quest Diagnostics, Inc.                                        315,058
    6,330 Raytheon Co.                                                   254,150
    1,760 Silicon Laboratories, Inc. *                                    64,522
   53,400 Sirius Satellite Radio, Inc. (O) *                             357,780
    6,560 Starbucks Corp. *                                              196,866
   34,610 Sun Microsystems, Inc. *                                       145,016
    3,600 Theravance, Inc. *                                              81,072
    2,700 Tiffany & Co.                                                  103,383
    8,320 Transocean, Inc. *                                             579,821
   10,100 Walt Disney Co.                                                242,097
    4,040 Wyeth                                                          186,123
                                                                     -----------
                                                                      15,331,289
                                                                     -----------

          TOTAL COMMON STOCKS
          (Cost $31,119,153)                                          39,929,547
                                                                     -----------

COMMON STOCK UNIT - 0.53%

          MEXICO - 0.53%
   31,110 Fomento Economico Mexicano, S.A.
          de C.V.                                                        225,376
                                                                     -----------

          TOTAL COMMON STOCK UNIT
          (Cost $125,085)                                                225,376
                                                                     -----------

                   See accompanying Notes to Financial Statements.

ANNUAL REPORT DECEMBER 31, 2005

        GLOBAL SECURITIES FUND -- PORTFOLIO OF INVESTMENTS (CONTINUED)        49


                                                                         Value
Shares                                                                 (Note 2)
------                                                                 --------
PREFERRED STOCKS - 1.51%

          BRAZIL - 1.09%
    6,313 Cia de Bebidas das Americas, ADR                           $   240,210
   12,465 Tele Norte Leste Participacoes S.A.                            221,493
                                                                     -----------
                                                                         461,703
                                                                     -----------

          GERMANY - 0.43%
      251 Porsche AG                                                     180,412
                                                                     -----------

          TOTAL PREFERRED STOCKS
          (Cost $421,970)                                                642,115
                                                                     -----------

INVESTMENT COMPANIES - 5.29%

          UNITED STATES - 5.29%
1,309,011 SSgA Prime Money Market Fund                                 1,309,011
  937,794 State Street Navigator Securities
          Lending Portfolio (I)                                          937,794
                                                                     -----------

          TOTAL INVESTMENT COMPANIES
          (Cost $2,246,805)                                            2,246,805
                                                                     -----------

TOTAL INVESTMENTS - 101.40%
(Cost $33,913,013**)                                                  43,043,843
                                                                     -----------
NET OTHER ASSETS AND LIABILITIES - (1.40)%                              (594,183)
                                                                     -----------
TOTAL NET ASSETS - 100.00%                                           $42,449,660
                                                                     ===========

----------
*    Non-income producing.

**   Aggregate cost for Federal tax purposes was $34,248,089.

(I) Represents investments of cash collateral received in connection with securities lending.

(O)  All (or portion of security) on loan.

ADR  American Depository Receipt.

PLC  Public Limited Company.

OTHER INFORMATION:

Industry Concentration as a Percentage of Net Assets             % of Net Assets
----------------------------------------------------             ---------------
Pharmaceuticals                                                             7.2%
Banks                                                                       6.9%
Semiconductors & Semiconductor
Equipment                                                                   5.9%
Communications Equipment                                                    5.5%
Software                                                                    5.0%
Media                                                                       4.8%
Oil, Gas & Consumable Fuels                                                 4.7%
Wireless Telecommunication Services                                         4.4%
Diversified Financial Services                                              4.3%
Insurance                                                                   4.3%
Aerospace & Defense                                                         4.2%
Net Other Assets & Liabilities                                              3.9%
Energy Equipment & Services                                                 3.4%
Household Products                                                          3.2%
Specialty Retail                                                            3.0%
Household Durables                                                          2.8%
Biotechnology                                                               2.2%
Internet & Catalog Retail                                                   2.0%
Hotels, Restaurants & Leisure                                               2.0%
Electrical Equipment                                                        1.9%
Automobiles                                                                 1.9%
Health Care Equipment & Supplies                                            1.8%
Textiles, Apparel & Luxury Goods                                            1.6%
Beverages                                                                   1.5%
Electronic Equipment & Instruments                                          1.5%
Health Care Providers & Services                                            1.4%
IT Services                                                                 1.3%
Industrial Conglomerates                                                    1.1%
Computers & Peripherals                                                     1.1%
Food Products                                                               1.0%
Personal Products                                                           0.7%
Machinery                                                                   0.5%
Diversified Telecommunication Services                                      0.5%
Gas Utilities                                                               0.4%
Office Electronics                                                          0.3%
Food & Staples Retailing                                                    0.3%
Transportation Infrastructure                                               0.3%
Electric Utilities                                                          0.3%
Tobacco                                                                     0.3%
Internet Software & Services                                                0.2%
Construction & Engineering                                                  0.2%
Chemicals                                                                   0.2%
                                                                          -----
                                                                          100.0%
                                                                          =====

                   See accompanying Notes to Financial Statements.

ANNUAL REPORT DECEMBER 31, 2005

50            INTERNATIONAL STOCK FUND -- PORTFOLIO OF INVESTMENTS


                                                                        Value
Shares                                                                 (Note 2)
------                                                               ----------
COMMON STOCKS - 94.35%

          AUSTRALIA - 0.72%
   31,274 ABC Learning Centres, Ltd.                                 $   165,311
   28,700 James Hardie Industries N.V.                                   189,631
   53,020 John Fairfax Holdings, Ltd.                                    156,088
   97,738 Macquarie Infrastructure Group                                 255,445
                                                                     -----------
                                                                         766,475
                                                                     -----------

          AUSTRIA - 0.19%
    3,660 Erste Bank der Oesterreichischen
          Sparkassen AG                                                  203,923
                                                                     -----------

          BELGIUM - 1.19%
   19,800 Belgacom S.A.                                                  645,969
   14,900 InBev N.V.                                                     648,791
                                                                     -----------
                                                                       1,294,760
                                                                     -----------

          BRAZIL - 1.88%
    6,900 Brasil Telecom Participacoes S.A., ADR                         257,715
    6,320 Cia Brasileira de Distribuicao
          Grupo Pao de Acucar, ADR                                       207,928
      904 Cia de Bebidas das Americas, ADR                                29,561
    6,700 Cia de Concessoes Rodoviarias                                  212,289
    8,250 Cia Vale do Rio Doce, ADR                                      339,405
   14,100 Gerdau S.A., ADR                                               235,188
   13,000 Grendene S.A.                                                  125,018
    6,900 Petroleo Brasileiro, S.A., ADR                                 491,763
   11,400 Souza Cruz S.A.                                                141,554
                                                                     -----------
                                                                       2,040,421
                                                                     -----------

          CHILE - 0.12%
    4,450 AFP Provida S.A., ADR                                          126,380
                                                                     -----------

          CHINA - 0.46%
    2,590 CNOOC, Ltd., ADR                                               176,042
  271,000 People's Food Holdings, Ltd.                                   174,355
  224,000 Yanzhou Coal Mining Co., Ltd.,
          Class H                                                        143,728
                                                                     -----------
                                                                         494,125
                                                                     -----------

          EGYPT - 0.74%
   24,200 Commercial International Bank                                  247,745
    4,807 Eastern Tobacco                                                276,421
    2,700 Orascom Telecom Holding S.A.E.                                 279,939
                                                                     -----------
                                                                         804,105
                                                                     -----------

          FINLAND - 0.52%
   12,000 Amer Sports OYJ                                                223,529
    8,700 Nokian Renkaat OYJ                                             109,722
   13,200 Sampo OYJ                                                      230,095
                                                                     -----------
                                                                         563,346
                                                                     -----------

          FRANCE - 10.86%
   26,100 AXA S.A.                                                       842,542
   17,800 BNP Paribas                                                  1,440,733
    3,600 Carbone Lorraine                                               164,556
   43,600 France Telecom S.A.                                          1,083,737
   12,200 Lafarge S.A.                                                 1,097,990
   14,270 Lagardere S.C.A.                                             1,098,405
    4,000 Neopost S.A.                                               $   401,207
   10,664 Sanofi-Aventis                                                 934,495
   10,400 Schneider Electric S.A.                                        927,986
    9,730 Total S.A.                                                   2,445,025
   43,000 Vivendi Universal S.A.                                       1,347,359
                                                                     -----------
                                                                      11,784,035
                                                                     -----------

          GERMANY - 4.06%
    7,800 Deutsche Bank AG                                               756,490
    1,900 Fielmann AG                                                    128,474
      521 PUMA AG Rudolf Dassler Sport                                   152,083
   21,700 Siemens AG                                                   1,860,473
    4,600 Techem AG *                                                    206,453
   24,700 Volkswagen AG                                                1,304,831
                                                                     -----------
                                                                       4,408,804
                                                                     -----------

          GREECE - 0.43%
    3,900 Athens Stock Exchange S.A.                                      41,381
    6,740 OPAP S.A.                                                      232,262
    8,825 Piraeus Bank S.A.                                              188,946
                                                                     -----------
                                                                         462,589
                                                                     -----------

          HONG KONG - 0.83%
   77,000 China Netcom Group Corp., Hong
          Kong, Ltd.                                                     122,647
   46,145 Esprit Holdings, Ltd.                                          327,926
  133,000 Hutchison Telecommunications
          International, Ltd.                                            192,119
  316,000 SA SA International Holdings, Ltd.                             110,040
  205,000 Texwinca Holdings, Ltd.                                        148,061
                                                                     -----------
                                                                         900,793
                                                                     -----------

          HUNGARY - 0.28%
      900 Gedeon Richter Rt.                                             161,564
    1,500 MOL Magyar Olaj-es Gazipari Rt.                                140,207
                                                                     -----------
                                                                         301,771
                                                                     -----------

          INDIA - 1.24%
   10,300 Hero Honda Motors, Ltd.                                        195,036
   63,400 Hindalco Industries, Ltd., GDR (C)                             201,992
   32,800 Hindustan Lever, Ltd.                                          143,227
    8,268 Oil & Natural Gas Corp., Ltd.                                  215,887
   19,166 Satyam Computer Services, Ltd.                                 315,600
    6,700 State Bank of India, Ltd., GDR (C)                             270,159
                                                                     -----------
                                                                       1,341,901
                                                                     -----------

          INDONESIA - 0.85%
1,156,500 Bank Mandiri Persero Tbk PT                                    192,750
1,957,500 Bumi Resources Tbk PT                                          151,189
   17,100 Telekomunikasi Indonesia Tbk PT, ADR                           408,006
  452,000 United Tractors Tbk PT                                         168,811
                                                                     -----------
                                                                         920,756
                                                                     -----------

          IRELAND - 2.02%
   23,136 Anglo Irish Bank Corp. PLC                                     351,238
   42,200 Bank of Ireland                                                665,144
   26,068 CRH PLC                                                        767,113
   11,413 DCC PLC                                                        244,626
    7,800 Irish Life & Permanent PLC                                     159,426
                                                                     -----------
                                                                       2,187,547
                                                                     -----------

                See accompanying Notes to Financial Statements.

                                                 ANNUAL REPORT DECEMBER 31, 2005

       INTERNATIONAL STOCK FUND -- PORTFOLIO OF INVESTMENTS (CONTINUED)       51


                                                                        Value
Shares                                                                (Note 2)
------                                                               ----------
COMMON STOCKS (CONTINUED)

          ISRAEL - 0.24%
   55,700 Bank Hapoalim B.M.                                         $   258,547
        1 Koor Industries, Ltd. *                                             48
                                                                     -----------
                                                                         258,595
                                                                     -----------

          ITALY - 6.05%
   22,100 Assicurazioni Generali SpA                                     772,563
   39,367 Banco Popolare di Verona e Novara
          S.c.r.l.                                                       796,708
   95,400 Enel SpA                                                       749,574
   53,100 ENI SpA                                                      1,473,302
   13,500 Mediolanum SpA                                                  89,046
    5,100 Lottomatica SpA *                                              184,384
  434,700 Telecom Italia SpA                                           1,266,338
  179,208 UniCredito Italiano SpA                                      1,235,109
                                                                     -----------
                                                                       6,567,024
                                                                     -----------

          JAPAN - 21.66%
    4,800 ABC-Mart, Inc.                                                 135,188
    5,000 Aoyama Trading Co, Ltd.                                        169,240
    7,300 Asahi Pretec Corp.                                             177,112
   36,000 Bosch Corp.                                                    174,075
   11,000 Chiyoda Corp.                                                  252,884
    4,100 Credit Saison Co., Ltd.                                        204,861
    4,500 Daito Trust Construction Co., Ltd.                             232,864
    2,300 Don Quijote Co., Ltd.                                          192,382
      220 eAccess, Ltd.                                                  155,837
      169 East Japan Railway Co.                                       1,162,699
    4,500 Eizo Nanao Corp.                                               173,312
  123,900 Fujitsu, Ltd.                                                  943,860
    7,000 Hisamitsu Pharmaceutical Co., Inc.                             176,366
    2,900 Hogy Medical Co., Ltd.                                         156,710
   36,600 Hoya Corp.                                                   1,316,457
    2,900 Ito En, Ltd.                                                   173,685
    6,600 JSR Corp.                                                      173,566
    8,000 Leopalace21 Corp.                                              290,465
    6,000 Mars Engineering Corp.                                         156,770
      187 Mitsubishi Tokyo Financial Group, Inc.                       2,538,174
   19,200 Murata Manufacturing Co., Ltd.                               1,231,354
   11,600 Nidec Corp.                                                    987,004
      149 NIWS Co., HQ, Ltd.                                             203,504
   76,500 Nomura Holdings, Inc.                                        1,466,661
      416 NTT DoCoMo, Inc.                                               635,222
   14,500 OSG Corp.                                                      300,751
    6,100 Rinnai Corp.                                                   144,634
    3,500 Secom Techno Service Co., Ltd.                                 141,627
    8,100 Shin-Etsu Chemical Co., Ltd.                                   430,837
  123,000 Shinsei Bank, Ltd.                                             711,622
   27,100 Sony Corp.                                                   1,108,093
   97,000 Sumitomo Trust & Banking Co., Ltd.                             991,559
   20,000 Suruga Bank, Ltd.                                              252,290
   23,100 Takeda Pharmaceutical Co., Ltd.                              1,250,238
  232,000 Tokyo Gas Co., Ltd.                                          1,031,286
   41,500 Toyota Motor Corp.                                           2,154,564
    2,450 USS Co., Ltd.                                                  156,295
   75,600 Yokogawa Electric Corp.                                      1,289,074
       26 Yoshinoya D&C Co., Ltd.                                         48,524
                                                                     -----------
                                                                      23,491,646
                                                                     -----------

          LUXEMBOURG - 0.15%
   14,400 Stolt Offshore S.A. *                                      $   167,573

          MEXICO - 0.89%
   34,400 America Telecom, S.A. de C.V.,
          Series A1 *                                                    167,327
    5,380 Desarrolladora Homex S.A. de C.V.,
          ADR *                                                          165,059
    2,980 Fomento Economico Mexicano S.A. de
          C.V., ADR                                                      216,080
   34,400 Grupo Mexico S.A. de C.V.                                       80,265
    2,850 Grupo Televisa S.A., ADR                                       229,425
   25,900 Kimberly-Clark de Mexico, S.A. de
          C.V., Class A                                                   92,598
    2,300 Urbi Desarrollos Urbanos S.A. de C.V. *                         15,905
                                                                     -----------
                                                                         966,659
                                                                     -----------

          MOROCCO - 0.15%
   15,200 Maroc Telecom *                                                165,466
                                                                     -----------

          NETHERLANDS - 3.26%
    4,087 Boskalis Westminster                                           272,240
    9,792 Fugro N.V.                                                     314,591
    2,601 Hunter Douglas N.V.                                            141,623
   28,600 Royal Dutch Shell PLC, Class A                                 873,120
    1,762 SBM Offshore N.V.                                              142,408
   51,300 TNT N.V.                                                     1,603,786
    4,575 USG People N.V.                                                193,954
                                                                     -----------
                                                                       3,541,722
                                                                     -----------

          NORWAY - 1.96%
   99,900 Den Norske Bank ASA                                          1,066,279
    8,700 Ekornes ASA                                                    160,247
   39,100 Statoil ASA                                                    898,424
                                                                     -----------
                                                                       2,124,950
                                                                     -----------
          PERU - 0.13%
    6,200 Credicorp, Ltd.                                                141,298
                                                                     -----------

          PHILIPPINES - 0.22%
    7,100 Philippine Long Distance Telephone
          Co., ADR                                                       238,134
                                                                     -----------

          RUSSIA - 0.56%
    8,900 Evraz Group S.A., GDR                                          161,090
    3,640 LUKOIL, ADR                                                    216,580
    6,500 Mobile Telesystems OJSC, ADR                                   227,500
                                                                     -----------
                                                                         605,170
                                                                     -----------
          SINGAPORE - 0.84%
  226,800 Oversea-Chinese Banking Corp.                                  913,691
                                                                     -----------

          SOUTH AFRICA - 1.17%
   46,400 Edgars Consolidated Stores, Ltd.                               257,933
    9,000 Kumba Resources, Ltd.                                          145,138
   67,380 Murray & Roberts Holdings, Ltd.                                208,798
   88,600 Old Mutual PLC                                                 250,869
   38,430 Sanlam, Ltd.                                                    92,293
  105,822 Steinhoff International Holdings, Ltd.                         313,701
                                                                     -----------
                                                                       1,268,732
                                                                     -----------

                 See accompanying Notes to Financial Statements.

ANNUAL REPORT DECEMBER 31, 2005

                                                                        Value
Shares                                                                (Note 2)
------                                                              ------------
COMMON STOCKS (CONTINUED)

        SOUTH KOREA - 2.99%
  1,150 Hite Brewery Co., Ltd. *                                    $    163,717
  1,600 Hyundai Motor Co. *                                              153,910
 10,760 Kangwon Land, Inc. *                                             218,604
  8,901 Kookmin Bank *                                                   673,185
  7,500 KT Corp., ADR                                                    161,625
  3,900 LG Electronics, Inc. *                                           344,310
  4,100 LG Household & Health Care, Ltd. *                               222,936
  8,600 LG.Philips LCD Co., Ltd., ADR *                                  184,556
  2,420 Samsung Electronics Co., Ltd., GDR (C)                           797,390
  1,600 Samsung SDI Co., Ltd. *                                          184,281
  2,800 SK Corp. *                                                       144,222
                                                                    ------------
                                                                       3,248,736
                                                                    ------------
        SPAIN - 0.65%
  7,300 Abengoa, S.A.                                                    107,280
  9,852 Corp. Mapfre S.A.                                                162,751
 12,400 Indra Sistemas, S.A.                                             242,434
  8,500 Prosegur Cia de Seguridad S.A.                                   194,470
                                                                    ------------
                                                                         706,935
                                                                    ------------
        SWEDEN - 0.71%
 21,840 Elekta AB, Class B                                               324,517
 18,400 Getinge AB                                                       253,709
 16,600 Swedish Match AB                                                 195,444
                                                                    ------------
                                                                         773,670
                                                                    ------------
        SWITZERLAND - 7.31%
 20,900 Compagnie Financiere Richemont AG,
        Class A                                                          909,145
 39,730 Credit Suisse Group                                            2,024,343
    210 Geberit AG                                                       166,090
  5,180 Nestle S.A.                                                    1,548,150
 38,600 Novartis AG                                                    2,026,944
  5,900 Zurich Financial Services AG *                                 1,256,322
                                                                    ------------
                                                                       7,930,994
                                                                    ------------
        TAIWAN - 1.51%
 62,580 Advantech Co., Ltd.                                              177,307
227,243 Chinatrust Financial Holding Co.                                 180,000
  7,000 Chunghwa Telecom Co., Ltd., ADR                                  128,450
 54,000 Delta Electronics, Inc.                                          110,718
 10,692 Delta Electronics, Inc., GDR (C)                                 109,547
204,000 Fubon Financial Holding Co., Ltd.                                175,262
 56,186 HON HAI Precision Industry Co., Ltd.                             308,112
184,549 Taiwan Semiconductor Manufacturing
        Co., Ltd.                                                        351,399
 10,300 Taiwan Semiconductor Manufacturing
        Co., Ltd., ADR                                                   102,073
                                                                    ------------
                                                                       1,642,868
                                                                    ------------
        THAILAND - 0.11%
158,500 Thai Union Frozen Products Public
        Co., Ltd.                                                        123,692
                                                                    ------------
        TURKEY - 0.61%
 45,431 Akbank T.A.S.                                                    370,069
 18,898 Turkcell Iletisim Hizmet A.S., ADR                               290,273
                                                                    ------------
                                                                         660,342
                                                                    ------------
        UNITED KINGDOM - 16.71%
169,600 Barclays PLC                                                $  1,780,961
124,800 BP PLC                                                         1,327,678
 78,200 Brit Insurance Holdings PLC                                      119,615
 14,483 Bunzl PLC                                                        158,806
 99,000 Cadbury Schweppes PLC                                            934,954
 20,859 Cattles PLC                                                      118,034
 12,368 Collins Stewart Tullett PLC                                      126,475
119,600 Diageo PLC                                                     1,731,763
108,052 Enodis PLC *                                                     240,486
 11,300 Enterprise Inns PLC                                              182,167
 26,310 Filtrona PLC                                                     128,870
 34,300 GlaxoSmithKline PLC                                              865,971
 23,600 Halfords Group PLC                                               143,989
 32,040 Imperial Tobacco Group PLC                                       956,489
 17,000 Intertek Group PLC                                               203,643
  7,443 Man Group PLC                                                    244,325
153,300 Marks and Spencer Group PLC                                    1,330,519
 96,232 National Grid PLC                                                940,237
 12,300 Northgate PLC                                                    205,792
 11,400 Premier Oil PLC *                                                159,484
 88,033 Prudential PLC                                                   832,139
125,131 Regus Group PLC *                                                226,884
 62,800 Royal Bank of Scotland Group PLC                               1,894,193
 10,250 Signet Group PLC, ADR                                            191,573
206,300 Tesco PLC                                                      1,175,358
812,293 Vodafone Group PLC                                             1,752,040
 16,600 William Hill PLC                                                 152,776
                                                                    ------------
                                                                      18,125,221
                                                                    ------------
        VENEZUELA - 0.08%
  6,231 Cia Anonima Nacional Telefonos de
        Venezuela - CANTV, ADR                                            89,103
                                                                    ------------
        TOTAL COMMON STOCKS
        (Cost $80,142,552)                                           102,353,952
                                                                    ------------
COMMON STOCK UNITS - 0.36%

        BRAZIL - 0.13%
  3,200 All America Latina Logistica S.A.                                136,673
                                                                    ------------
        IRELAND - 0.23%
 23,636 Grafton Group PLC *                                              254,167
                                                                    ------------
        TOTAL COMMON STOCK UNITS
        (Cost $324,986)                                                  390,840
                                                                    ------------

PREFERRED STOCKS - 1.42%

        BRAZIL - 1.27%
460,200 Caemi Mineracao e Metalurgica S.A.                               671,925
  6,920 Cia de Bebidas das Americas, ADR                                 263,306
 11,220 Telemar Norte Leste S.A.                                         305,061
  5,800 Usinas Siderurgicas de Minas
        Gerais S.A.                                                      138,078
                                                                    ------------
                                                                       1,378,370
                                                                    ------------

                 See accompanying Notes to Financial Statements.

                                                 ANNUAL REPORT DECEMBER 31, 2005

       INTERNATIONAL STOCK FUND -- PORTFOLIO OF INVESTMENTS (CONTINUED)       53


                                                                        Value
Shares                                                                (Note 2)
------                                                              ------------
PREFERRED STOCKS (CONTINUED)

          SOUTH KOREA - 0.15%
    2,450 Hyundai Motor Co.                                         $    157,439
                                                                    ------------
          TOTAL PREFERRED STOCKS
          (Cost $686,660)                                              1,535,809
                                                                    ------------
WARRANTS AND RIGHTS - 0.01%

          INDIA - 0.01%
   15,850 Hindalco Industries Ltd. Exp. 01/06/06
          (Exercise Price $2.14) (L) *                                    12,388
                                                                    ------------
          JAPAN - 0.00%
      120 Belluna Co., Ltd. Exp. 01/06/06
          (Exercise Price $34.61) (L) *                                    1,091
                                                                    ------------
          TOTAL WARRANTS AND RIGHTS
          (Cost $113)                                                     13,479
                                                                    ------------
INVESTMENT COMPANY - 3.62%

          UNITED STATES - 3.62%
3,926,734 SSgA Prime Money Market Fund                                 3,926,734
                                                                    ------------
          TOTAL INVESTMENT COMPANY
          (Cost $3,926,734)                                            3,926,734
                                                                    ------------
TOTAL INVESTMENTS - 99.76%
(Cost $85,081,045**)                                                 108,220,814
                                                                    ------------
NET OTHER ASSETS AND LIABILITIES - 0.24%                                 260,878
                                                                    ------------
TOTAL NET ASSETS - 100.00%                                          $108,481,692
                                                                    ============

*    Non-income producing.

**   Aggregate cost for Federal tax purposes was $85,321,407.

(C) Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.

(L) Security valued at fair value using methods determined in good faith by or at the discretion of the Board of Trustees (see note 2).

ADR  American Depository Receipt.

GDR  Global Depository Receipt.

PLC  Public Limited Company.

OTHER INFORMATION:

Industry Concentration as a Percentage of Net Assets             % of Net Assets
----------------------------------------------------             ---------------
Banks                                                                  18.6%
Oil, Gas & Consumable Fuels                                             7.9%
Electronic Equipment & Instruments                                      5.0%
Pharmaceuticals                                                         5.0%
Diversified Telecommunication Services                                  4.9%
Insurance                                                               4.2%
Net Other Assets less Liabilities                                       3.8%
Automobiles                                                             3.7%
Beverages                                                               3.0%
Wireless Telecommunication Services                                     2.8%
Electrical Equipment                                                    2.7%
Media                                                                   2.6%
Food Products                                                           2.6%
Diversified Financial Services                                          2.5%
Construction Materials                                                  2.1%
Metals & Mining                                                         2.1%
Household Durables                                                      2.0%
Multiline Retail                                                        1.6%
Electric Utilities                                                      1.6%
Semiconductors & Semiconductor Equipment                                1.6%
Commercial Services & Supplies                                          1.5%
Air Freight & Logistics                                                 1.5%
Tobacco                                                                 1.4%
Food & Staples Retailing                                                1.3%
Textiles, Apparel & Luxury Goods                                        1.2%
Road & Rail                                                             1.2%
Computers & Peripherals                                                 1.0%
Gas Utilities                                                           1.0%
Hotels, Restaurants & Leisure                                           0.9%
Real Estate                                                             0.9%
Specialty Retail                                                        0.8%
Construction & Engineering                                              0.8%
Health Care Equipment & Supplies                                        0.7%
Chemicals                                                               0.7%
Machinery                                                               0.7%
Energy Equipment & Services                                             0.6%
IT Services                                                             0.5%
Transportation Infrastructure                                           0.4%
Distributors                                                            0.4%
Industrial Conglomerates                                                0.4%
Office Electronics                                                      0.4%
Leisure Equipment & Products                                            0.4%
Auto Components                                                         0.3%
Household Products                                                      0.2%
Personal Products                                                       0.2%
Building Products                                                       0.2%
Internet Software & Services                                            0.1%
                                                                      -----
                                                                      100.0%
                                                                      =====

                 See accompanying Notes to Financial Statements.

ANNUAL REPORT DECEMBER 31, 2005

54        STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2005


                                                                       MONEY MARKET       BOND        HIGH INCOME     BALANCED
                                                                           FUND           FUND            FUND          FUND
                                                                       ------------   ------------   ------------   ------------
ASSETS:
Investments in securities, at value*                                    $95,481,089   $791,498,998   $148,553,148   $869,147,403
Cash                                                                             --             --        333,710            383
Foreign currency**                                                               --             --             --             --
   Receivables:
   Investments sold                                                              --             --             --     11,387,934
   Fund shares sold                                                              --        235,139        154,795             --
   Dividends and interest                                                   361,891      5,590,502      2,409,587      3,039,010
Other assets                                                                     --         14,041          6,388          7,352
                                                                        -----------   ------------   ------------   ------------
   Total Assets                                                          95,842,980    797,338,680    151,457,628    883,582,082
                                                                        -----------   ------------   ------------   ------------
LIABILITIES:
Payables:
   Investments purchased                                                         --     24,639,438        990,076     15,393,898
   Upon return of securities loaned                                              --    148,124,161     16,352,133     81,504,074
   Fund shares redeemed                                                   1,162,058        315,361             --        911,812
   Accrued management fees                                                   44,014        283,914         83,364        471,415
   Accrued expenses and other                                                    --             --             --             --
                                                                        -----------   ------------   ------------   ------------
      Total Liabilities                                                   1,206,072    173,362,874     17,425,573     98,281,199
                                                                        -----------   ------------   ------------   ------------
Net assets applicable to outstanding capital stock                      $94,636,908   $623,975,806   $134,032,055   $785,300,883
                                                                        ===========   ============   ============   ============
Represented by:
Capital stock and additional paid-in capital                            $94,636,908   $636,730,514   $134,016,012   $696,125,153
Accumulated net investment income (loss)                                         --        407,191        120,993        248,343
Accumulated net realized gain (loss) on investments and
   foreign currency related transactions                                         --    (13,605,405)      (303,298)    (4,028,246)
Unrealized appreciation of investments (including appreciation
   (depreciation) of foreign currency related transactions)                      --        443,506        198,348     92,955,633
                                                                        -----------   ------------   ------------   ------------
Total net assets - representing net assets applicable to outstanding
   capital stock                                                        $94,636,908   $623,975,806   $134,032,055   $785,300,883
                                                                        ===========   ============   ============   ============
Number of Class Z Shares issued and outstanding                          94,636,908     61,379,354     13,393,138     40,470,029
                                                                        ===========   ============   ============   ============
Net asset value per share of outstanding capital stock,
   offering price and redemption price                                  $      1.00   $      10.17   $      10.01   $      19.40
                                                                        ===========   ============   ============   ============
*Cost of Investments                                                    $95,481,089   $791,055,492   $148,354,800   $776,191,770
                                                                        -----------   ------------   ------------   ------------
**Cost of Foreign Currency                                              $        --   $         --   $         --   $         --
                                                                        -----------   ------------   ------------   ------------

                See accompanying Notes to Financial Statements.

                                                 ANNUAL REPORT DECEMBER 31, 2005

    GROWTH AND      CAPITAL APPRECIATION      MID-CAP     MULTI-CAP GROWTH   GLOBAL SECURITIES   INTERNATIONAL
INCOME STOCK FUND        STOCK FUND         STOCK FUND       STOCK FUND             FUND           STOCK FUND
-----------------   --------------------   ------------   ----------------   -----------------   -------------
 $1,271,574,044         $708,394,509       $305,352,128     $418,649,601        $43,043,843       $108,220,814
             --                  389             14,700               --                 --                 --
             --                   --                 --               --            109,038            170,090
             --                   --             38,424        1,439,950             37,671            262,684
        107,956               62,404            316,940               --            172,211             73,512
      2,236,888              686,597            292,519          271,432             75,914            161,771
          2,425                3,857              3,157            5,981              5,019             39,405
 --------------         ------------       ------------     ------------        -----------       ------------
  1,273,921,313          709,147,756        306,017,868      420,366,964         43,443,696        108,928,276
 --------------         ------------       ------------     ------------        -----------       ------------
             --            1,180,714            171,540          671,024             16,814            320,855
     32,341,500           17,555,942         30,335,353       45,072,703            937,794                 --
      1,072,287            1,123,221                 --          431,772                 --                 --
        638,296              476,240            232,321          270,085             33,495            107,341
            819                   --                 --               --              5,933             18,388
 --------------         ------------       ------------     ------------        -----------       ------------
     34,052,902           20,336,117         30,739,214       46,445,584            994,036            446,584
 --------------         ------------       ------------     ------------        -----------       ------------
 $1,239,868,411         $688,811,639       $275,278,654     $373,921,380        $42,449,660       $108,481,692
 ==============         ============       ============     ============        ===========       ============
 $1,016,837,904         $697,520,527       $220,159,087     $305,762,402        $32,956,134       $ 84,261,422
        351,650              133,823             41,701               --             44,902           (126,870)
     (2,918,226)         (60,905,381)           308,970        5,602,629            324,585          1,218,823
    225,597,083           52,062,670         54,768,896       62,556,349          9,124,039         23,128,317
 --------------         ------------       ------------     ------------        -----------       ------------
 $1,239,868,411         $688,811,639       $275,278,654     $373,921,380        $42,449,660       $108,481,692
 ==============         ============       ============     ============        ===========       ============
     39,207,837           34,485,115         15,912,419       55,468,682          3,298,443          8,763,956
 ==============         ============       ============     ============        ===========       ============
 $        31.62         $      19.97       $      17.30     $       6.74        $     12.87       $      12.38
 ==============         ============       ============     ============        ===========       ============
 $1,045,976,961         $656,331,839       $250,583,232     $356,093,264        $33,913,013       $ 85,081,045
 --------------         ------------       ------------     ------------        -----------       ------------
 $           --         $         --       $         --     $         --        $   109,883       $    169,351
 --------------         ------------       ------------     ------------        -----------       ------------

                 See accompanying Notes to Financial Statements.

ANNUAL REPORT DECEMBER 31, 2005

56        STATEMENTS OF OPERATIONS FOR THE PERIOD ENDED DECEMBER 31, 2005


                                                                     MONEY MARKET       BOND      HIGH INCOME     BALANCED
                                                                         FUND           FUND          FUND          FUND
                                                                     ------------   -----------   -----------   ------------
INVESTMENT INCOME:
   Interest                                                           $4,170,846    $27,431,823   $ 8,966,620   $ 12,822,027
   Dividends                                                                  --             --        82,214      9,751,843
      Less: Foreign taxes withheld                                            --             --            --         (9,240)
   Securities lending income                                                  --        239,785        64,980        126,421
                                                                      ----------    -----------   -----------   ------------
         Total investment income                                       4,170,846     27,671,608     9,113,814     22,691,051
                                                                      ----------    -----------   -----------   ------------
EXPENSES:
   Management fees                                                       589,529      3,299,300       944,473      5,495,728
   Trustees' fees                                                          2,690          7,458         2,578          9,724
   Audit and Tax fees                                                      4,150         15,023         3,891         20,195
   Compliance expense                                                      2,184          3,072         2,239          2,925
   Other expenses                                                          2,480         12,625         2,208         17,470
                                                                      ----------    -----------   -----------   ------------
         Total expenses                                                  601,033      3,337,478       955,389      5,546,042
                                                                      ----------    -----------   -----------   ------------
NET INVESTMENT INCOME (LOSS)                                           3,569,813     24,334,130     8,158,425     17,145,009
                                                                      ----------    -----------   -----------   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments (including net realized
      gain (loss) on foreign currency related transactions)*                  --     (1,022,703)      (55,467)    34,758,254
   Net change in unrealized appreciation (depreciation)
      on investments (including net unrealized appreciation
      (depreciation) on foreign currency related transactions)**              --     (8,458,566)   (4,831,959)   (21,835,267)
                                                                      ----------    -----------   -----------   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                        --     (9,481,269)   (4,887,426)    12,922,987
                                                                      ----------    -----------   -----------   ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                            $3,569,813    $14,852,861   $ 3,270,999   $ 30,067,996
                                                                      ==========    ===========   ===========   ============

* Includes foreign capital gains taxes paid of $1,448 and $1,433 for the Global Securities and International Stock Funds, respectively.

** Net of deferred foreign capital gains taxes of $5,932 and $12,417 for the Global Securities and International Stock Funds, respectively

                 See accompanying Notes to Financial Statements.

                                                 ANNUAL REPORT DECEMBER 31, 2005

   GROWTH AND       CAPITAL APPRECIATION     MID-CAP     MULTI-CAP GROWTH   GLOBAL SECURITIES   INTERNATIONAL
INCOME STOCK FUND         STOCK FUND        STOCK FUND       STOCK FUND            FUND           STOCK FUND
-----------------   --------------------   -----------   ----------------   -----------------   -------------
   $ 1,021,256         $    518,590        $   316,118      $   270,307        $   28,709        $    80,230
    27,410,679           10,934,198          3,609,278        2,197,705           613,876          2,502,029
        (1,835)                  --             (2,809)         (23,929)          (34,245)          (185,587)
        31,819               21,764             21,226           50,292             1,918                 --
   -----------         ------------        -----------      -----------        ----------        -----------
    28,461,919           11,474,552          3,943,813        2,494,375           610,258          2,396,672
   -----------         ------------        -----------      -----------        ----------        -----------

     7,290,748            5,508,758          2,427,324        2,900,501           327,189          1,072,032
        14,209                8,736              3,646            4,913             1,633              2,151
        30,430               17,943              6,322            9,220             1,734              2,916
         3,871                3,072              2,443            2,587             2,107              2,198
        26,411               14,919              4,342            6,878               156              1,284
   -----------         ------------        -----------      -----------        ----------        -----------
     7,365,669            5,553,428          2,444,077        2,924,099           332,819          1,080,581
   -----------         ------------        -----------      -----------        ----------        -----------
    21,096,250            5,921,124          1,499,736         (429,724)          277,439          1,316,091
   -----------         ------------        -----------      -----------        ----------        -----------


    47,262,731           77,473,653         12,530,913       27,566,260         1,825,787          7,102,228


    (1,814,129)         (66,887,523)        10,903,068        2,972,824         2,869,918          6,148,261
   -----------         ------------        -----------      -----------        ----------        -----------
    45,448,602           10,586,130         23,433,981       30,539,084         4,695,705         13,250,489
   -----------         ------------        -----------      -----------        ----------        -----------
   $66,544,852         $ 16,507,254        $24,933,717      $30,109,360        $4,973,144        $14,566,580
   ===========         ============        ===========      ===========        ==========        ===========

                 See accompanying Notes to Financial Statements.

ANNUAL REPORT DECEMBER 31, 2005

58                    STATEMENTS OF CHANGES IN NET ASSETS


                                                               MONEY MARKET                       BOND
                                                                   FUND                           FUND
                                                       ----------------------------   ---------------------------
FOR THE YEAR ENDED DECEMBER 31,                             2005           2004           2005           2004
                                                       -------------   ------------   ------------   ------------
OPERATIONS:
   Net investment income                               $   3,569,813   $  1,216,811   $ 24,334,130   $ 21,970,364
   Net realized gain (loss) on investments                        --          4,560     (1,022,703)    (1,324,964)
   Net change in unrealized appreciation
      (depreciation) on investments                               --             --     (8,458,566)    (2,650,107)
                                                       -------------   ------------   ------------   ------------
      Increase in net assets from operations               3,569,813      1,221,371     14,852,861     17,995,293
                                                       -------------   ------------   ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                  (3,569,813)    (1,221,371)   (25,187,481)   (22,943,666)
   Realized gains on investments                                  --             --             --             --
                                                       -------------   ------------   ------------   ------------
      Change in net assets from distributions             (3,569,813)    (1,221,371)   (25,187,481)   (22,943,666)
                                                       -------------   ------------   ------------   ------------
CLASS Z SHARE TRANSACTIONS:
   Proceeds from sale of shares                           73,648,677     70,158,523     72,846,545     53,219,293
   Net asset value of shares issued in reinvestment
      of distributions                                     3,569,812      1,221,371     25,187,481     22,943,666
                                                       -------------   ------------   ------------   ------------
                                                          77,218,489     71,379,894     98,034,026     76,162,959
   Cost of shares repurchased                           (111,585,478)   (83,751,943)   (37,879,319)   (49,369,882)
                                                       -------------   ------------   ------------   ------------
      Net increase (decrease) in net assets from
         capital share transactions                      (34,366,989)   (12,372,049)    60,154,707     26,793,077
                                                       -------------   ------------   ------------   ------------
   Total increase (decrease) in net assets               (34,366,989)   (12,372,049)    49,820,087     21,844,704
                                                       -------------   ------------   ------------   ------------
NET ASSETS:
   Beginning of year                                     129,003,897    141,375,946    574,155,719    552,311,015
                                                       -------------   ------------   ------------   ------------
   End of year                                         $  94,636,908   $129,003,897   $623,975,806   $574,155,719
                                                       =============   ============   ============   ============
Undistributed net investment income included in net
   assets                                              $          --   $         --   $    407,191   $    790,781
                                                       =============   ============   ============   ============
OTHER INFORMATION:
Class Z Capital Share transactions:
   Shares sold                                            73,648,677     70,158,523      6,996,067      5,048,956
   Shares issued in reinvestment of distributions          3,569,812      1,221,371      2,473,567      2,226,228
                                                       -------------   ------------   ------------   ------------
                                                          77,218,489     71,379,894      9,469,634      7,275,184
   Shares redeemed                                      (111,585,478)   (83,751,943)    (3,620,161)    (4,702,045)
                                                       -------------   ------------   ------------   ------------
   Net increase (decrease) in shares outstanding         (34,366,989)   (12,372,049)     5,849,473      2,573,139
                                                       =============   ============   ============   ============

                 See accompanying Notes to Financial Statements.

                                                 ANNUAL REPORT DECEMBER 31, 2005

        HIGH INCOME                     BALANCED                   GROWTH AND INCOME
            FUND                          FUND                         STOCK FUND
---------------------------   ---------------------------   -------------------------------
    2005           2004           2005           2004            2005             2004
------------   ------------   ------------   ------------   --------------   --------------

$  8,158,425   $  7,158,161   $ 17,145,009   $ 17,276,568   $   21,096,250   $   18,162,837
     (55,467)       873,817     34,758,254      7,402,296       47,262,731         (918,039)

  (4,831,959)     1,031,966    (21,835,267)    35,727,109       (1,814,129)     116,031,062
------------   ------------   ------------   ------------   --------------   --------------
   3,270,999      9,063,944     30,067,996     60,405,973       66,544,852      133,275,860
------------   ------------   ------------   ------------   --------------   --------------

  (8,189,568)    (7,039,140)   (17,769,981)   (17,712,402)     (21,292,637)     (18,038,982)
          --             --             --             --               --               --
------------   ------------   ------------   ------------   --------------   --------------
  (8,189,568)    (7,039,140)   (17,769,981)   (17,712,402)     (21,292,637)     (18,038,982)
------------   ------------   ------------   ------------   --------------   --------------

  20,027,643     25,198,530     36,861,655     59,107,678       49,472,499       68,601,989

   8,189,568      7,039,140     17,769,981     17,712,402       21,292,637       18,038,982
------------   ------------   ------------   ------------   --------------   --------------
  28,217,211     32,237,670     54,631,636     76,820,080       70,765,136       86,640,971
  (7,584,937)    (4,184,153)   (67,484,769)   (45,837,921)     (81,230,522)     (62,768,309)
------------   ------------   ------------   ------------   --------------   --------------

  20,632,274     28,053,517    (12,853,133)    30,982,159      (10,465,386)      23,872,662
------------   ------------   ------------   ------------   --------------   --------------
  15,713,705     30,078,321       (555,118)    73,675,730       34,786,829      139,109,540
------------   ------------   ------------   ------------   --------------   --------------

 118,318,350     88,240,029    785,856,001    712,180,271    1,205,081,582    1,065,972,042
------------   ------------   ------------   ------------   --------------   --------------
$134,032,055   $118,318,350   $785,300,883   $785,856,001   $1,239,868,411   $1,205,081,582
============   ============   ============   ============   ==============   ==============

$    120,993   $     88,010   $    248,343   $    599,881   $      351,650   $      548,037
============   ============   ============   ============   ==============   ==============


   1,929,477      2,419,532      1,916,299      3,216,004        1,606,506        2,417,824
     818,241        677,653        912,310        928,670          670,800          592,517
------------   ------------   ------------   ------------   --------------   --------------
   2,747,718      3,097,185      2,828,609      4,144,674        2,277,306        3,010,341
    (732,661)      (406,999)    (3,487,864)    (2,485,291)      (2,617,285)      (2,203,171)
------------   ------------   ------------   ------------   --------------   --------------
   2,015,057      2,690,186       (659,255)     1,659,383         (339,979)         807,170
============   ============   ============   ============   ==============   ==============

                 See accompanying Notes to Financial Statements.

ANNUAL REPORT DECEMBER 31, 2005

60               STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


                                                        CAPITAL APPRECIATION                MID-CAP
                                                             STOCK FUND                    STOCK FUND
                                                    ---------------------------   ---------------------------
FOR THE YEAR ENDED DECEMBER 31,                         2005           2004           2005           2004
-------------------------------                     ------------   ------------   ------------   ------------
OPERATIONS:
   Net investment income (loss)                     $  5,921,124   $  5,196,254   $  1,499,736   $  2,213,101
   Net realized gain on investments                   77,473,653     36,747,922     12,530,913      9,881,213
   Net change in unrealized appreciation
      (depreciation) on investments                  (66,887,523)    14,394,457     10,903,068     16,109,310
                                                    ------------   ------------   ------------   ------------
      Increase in net assets from operations          16,507,254     56,338,633     24,933,717     28,203,624
                                                    ------------   ------------   ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                              (6,310,154)    (4,762,955)    (1,627,429)    (1,964,713)
   Realized gains on investments                              --             --    (13,318,365)    (3,150,100)
                                                    ------------   ------------   ------------   ------------
      Change in net assets from distributions         (6,310,154)    (4,762,955)   (14,945,794)    (5,114,813)
                                                    ------------   ------------   ------------   ------------
CLASS Z SHARE TRANSACTIONS:
   Proceeds from sale of shares                       31,909,564     54,919,015     45,306,662     43,440,149
   Net asset value of shares issued in
      reinvestment of distributions                    6,310,154      4,762,955     14,945,794      5,114,813
                                                    ------------   ------------   ------------   ------------
                                                      38,219,718     59,681,970     60,252,456     48,554,962
   Cost of shares repurchased                        (53,366,921)   (35,098,751)   (13,021,409)   (12,282,215)
                                                    ------------   ------------   ------------   ------------
      Net increase (decrease) in net assets
         from capital share transactions             (15,147,203)    24,583,219     47,231,047     36,272,747
                                                    ------------   ------------   ------------   ------------
Total increase (decrease) in net assets               (4,950,103)    76,158,897     57,218,970     59,361,558
                                                    ------------   ------------   ------------   ------------
NET ASSETS:
   Beginning of year                                 693,761,742    617,602,845    218,059,684    158,698,126
                                                    ------------   ------------   ------------   ------------
   End of year                                      $688,811,639   $693,761,742   $275,278,654   $218,059,684
                                                    ============   ============   ============   ============
Undistributed net investment income included in
   net assets                                       $    133,823   $    522,853   $     41,701   $    209,682
                                                    ============   ============   ============   ============
OTHER INFORMATION:
Class Z Capital Share transactions:
   Shares sold                                         1,621,706      2,969,351      2,659,915      2,818,998
   Shares issued in reinvestment of distributions        313,847        242,123        858,822        309,034
                                                    ------------   ------------   ------------   ------------
                                                       1,935,553      3,211,474      3,518,737      3,128,032
   Shares redeemed                                    (2,698,813)    (1,910,924)      (755,653)      (805,044)
                                                    ------------   ------------   ------------   ------------
   Net increase (decrease) in shares outstanding        (763,260)     1,300,550      2,763,084      2,322,988
                                                    ============   ============   ============   ============

                 See accompanying Notes to Financial Statements.

                                                 ANNUAL REPORT DECEMBER 31, 2005

      MULTI-CAP GROWTH            GLOBAL SECURITIES           INTERNATIONAL STOCK
         STOCK FUND                      FUND                        FUND
---------------------------   -------------------------   --------------------------
    2005           2004           2005          2004          2005           2004
-------------  ------------   -----------   -----------   ------------   -----------

$   (429,724)  $    108,826   $   277,439   $   137,788   $  1,316,091   $   759,288
  27,566,260     15,884,838     1,825,787       955,799      7,102,228     4,696,572

   2,972,824     22,531,530     2,869,918     3,252,956      6,148,261     7,609,319
------------   ------------   -----------   -----------   ------------   -----------
  30,109,360     38,525,194     4,973,144     4,346,543     14,566,580    13,065,179
------------   ------------   -----------   -----------   ------------   -----------

      (2,416)      (104,600)     (281,616)      (60,400)    (1,238,822)     (935,800)
 (33,333,764)    (9,996,293)     (446,500)           --     (5,789,722)           --
------------   ------------   -----------   -----------   ------------   -----------
 (33,336,180)   (10,100,893)     (728,116)      (60,400)    (7,028,544)     (935,800)
------------   ------------   -----------   -----------   ------------   -----------

  30,180,099     41,631,056    10,785,227     9,116,708     26,432,320    11,086,320

  33,336,180     10,100,893       728,116        60,400      7,028,544       935,800
------------   ------------   -----------   -----------   ------------   -----------
  63,516,279     51,731,949    11,513,343     9,177,108     33,460,864    12,022,120
 (23,041,233)   (12,411,692)   (3,288,184)   (1,574,680)   (10,993,782)   (2,280,833)
------------   ------------   -----------   -----------   ------------   -----------

  40,475,046     39,320,257     8,225,159     7,602,428     22,467,082     9,741,287
------------   ------------   -----------   -----------   ------------   -----------
  37,248,226     67,744,558    12,470,187    11,888,571     30,005,118    21,870,666
------------   ------------   -----------   -----------   ------------   -----------

 336,673,154    268,928,596    29,979,473    18,090,902     78,476,574    56,605,908
------------   ------------   -----------   -----------   ------------   -----------
$373,921,380   $336,673,154   $42,449,660   $29,979,473   $108,481,692   $78,476,574
============   ============   ===========   ===========   ============   ===========

$         --   $      2,416   $    44,902   $    76,416   $   (126,870)  $  (266,657)
============   ============   ===========   ===========   ============   ===========


   4,512,208      6,436,576       914,007       900,050      2,174,329     1,109,597
   4,941,013      1,584,023        56,585         5,275        564,730        82,835
------------   ------------   -----------   -----------   ------------   -----------
   9,453,221      8,020,599       970,592       905,325      2,739,059     1,192,432
  (3,465,269)    (1,910,726)     (280,836)     (157,063)      (885,684)     (215,745)
------------   ------------   -----------   -----------   ------------   -----------
   5,987,952      6,109,873       689,756       748,262      1,853,375       976,687
============   ============   ===========   ===========   ============   ===========

                 See accompanying Notes to Financial Statements.

ANNUAL REPORT DECEMBER 31, 2005

62                            FINANCIAL HIGHLIGHTS


                                                                            MONEY MARKET FUND
                                                       ----------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31,                          2005       2004         2003         2002         2001
-------------------------------                        --------   --------     --------     --------     --------
NET ASSET VALUE, BEGINNING OF YEAR                      $  1.00   $   1.00     $   1.00     $   1.00     $   1.00
                                                        -------   --------     --------     --------     --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net Investment Income*                               0.03       0.01         0.01         0.01         0.04
      Net Realized and Unrealized Gain (Loss)                --       0.00(1)      0.00(1)      0.00(1)        --
                                                        -------   --------     --------     --------     --------
   TOTAL FROM INVESTMENT OPERATIONS                        0.03       0.01         0.01         0.01         0.04
                                                        -------   --------     --------     --------     --------
   DISTRIBUTIONS:
      Distributions from Net Investment Income            (0.03)     (0.01)       (0.01)       (0.01)       (0.04)
                                                        -------   --------     --------     --------     --------
NET ASSET VALUE, END OF YEAR                            $  1.00   $   1.00     $   1.00     $   1.00     $   1.00
                                                        =======   ========     ========     ========     ========
TOTAL RETURN**                                             2.78%      0.92%        0.75%        1.50%        3.79%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Year (in 000's)                      $94,637   $129,004     $141,376     $177,443     $174,261
Ratio of Expenses to Average Net Assets                    0.46%      0.45%        0.45%        0.45%        0.46%
Ratio of Net Investment Income to Average Net Assets       2.73%      0.90%        0.75%        1.45%        3.51%

                                                                              BOND FUND
                                                       ----------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31,                          2005       2004       2003       2002       2001
-------------------------------                        --------   --------   --------   --------   --------
NET ASSET VALUE, BEGINNING OF YEAR                     $  10.34   $  10.43   $  10.59   $  10.20   $  10.15
                                                       --------   --------   --------   --------   --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net Investment Income*                               0.42       0.42       0.46       0.54       0.62
      Net Realized and Unrealized Gain (Loss)             (0.16)     (0.07)     (0.14)      0.32       0.23
                                                       --------   --------   --------   --------   --------
   TOTAL FROM INVESTMENT OPERATIONS                        0.26       0.35       0.32       0.86       0.85
                                                       --------   --------   --------   --------   --------
   DISTRIBUTIONS:
      Distributions from Net Investment Income            (0.43)     (0.44)     (0.48)     (0.47)     (0.59)
      Return of Capital                                      --         --         --         --      (0.21)
                                                       --------   --------   --------   --------   --------
   TOTAL DISTRIBUTIONS                                    (0.43)     (0.44)     (0.48)     (0.47)     (0.80)
                                                       --------   --------   --------   --------   --------
NET ASSET VALUE, END OF YEAR                           $  10.17   $  10.34   $  10.43   $  10.59   $  10.20
                                                       ========   ========   ========   ========   ========
TOTAL RETURN**                                             2.51%      3.36%      3.05%      8.55%      8.32%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Year (in 000's)                     $623,976   $574,156   $552,311   $553,494   $384,837
Ratio of Expenses to Average Net Assets                    0.56%      0.55%      0.55%      0.55%      0.55%
Ratio of Net Investment Income to Average Net Assets       4.06%      4.02%      4.29%      5.14%      5.91%
Portfolio Turnover                                           51%        67%        82%        78%       112%

----------
*    Based on average shares outstanding during the year.

** These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

(1)  Amount represents less than $0.005 per share.

                See accompanying Notes to Financial Statements.

                                                 ANNUAL REPORT DECEMBER 31, 2005

                              FINANCIAL HIGHLIGHTS                            63


                                                                         HIGH INCOME FUND
                                                       ----------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31,                          2005          2004       2003      2002      2001
-------------------------------                        --------      --------   -------   -------   -------
NET ASSET VALUE, BEGINNING OF YEAR                     $  10.40      $  10.16   $  9.04   $  9.41   $  9.86
                                                       --------      --------   -------   -------   -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net Investment Income*                               0.68          0.74      0.72      0.71      0.84
      Net Realized and Unrealized Gain (Loss)             (0.42)         0.16      0.93     (0.44)    (0.51)
                                                       --------      --------   -------   -------   -------
   TOTAL FROM INVESTMENT OPERATIONS                        0.26          0.90      1.65      0.27      0.33
                                                       --------      --------   -------   -------   -------
   DISTRIBUTIONS:
      Distributions from Net Investment Income            (0.65)        (0.66)    (0.53)    (0.64)    (0.78)
                                                       --------      --------   -------   -------   -------
   TOTAL DISTRIBUTIONS                                    (0.65)        (0.66)    (0.53)    (0.64)    (0.78)
                                                       --------      --------   -------   -------   -------
NET ASSET VALUE, END OF YEAR                           $  10.01      $  10.40   $ 10.16   $  9.04   $  9.41
                                                       ========      ========   =======   =======   =======
TOTAL RETURN**                                             2.51%         8.92%    18.46%     3.06%     3.45%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Year (in 000's)                     $134,032      $118,318   $88,240   $25,850   $17,496
Ratio of Expenses to Average Net Assets                    0.76%         0.76%     0.75%     0.76%     0.77%
Ratio of Net Investment Income to Average Net Assets       6.47%         7.08%     7.29%     7.64%     8.41%
Portfolio Turnover                                           86%(2)        58%       45%       38%       34%

                                                                            BALANCED FUND
                                                       -------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31,                          2005       2004       2003       2002          2001
-------------------------------                        --------   --------   --------   --------      --------
NET ASSET VALUE, BEGINNING OF YEAR                     $  19.11   $  18.04   $  15.85   $  18.42      $  20.45
                                                       --------   --------   --------   --------      --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net Investment Income*                               0.42       0.43       0.45       0.53          0.58
      Net Realized and Unrealized Gain (Loss)              0.32       1.08       2.18      (2.58)        (1.23)
                                                       --------   --------   --------   --------      --------
   TOTAL FROM INVESTMENT OPERATIONS                        0.74       1.51       2.63      (2.05)        (0.65)
                                                       --------   --------   --------   --------      --------
   DISTRIBUTIONS:
      Distributions from Net Investment Income            (0.45)     (0.44)     (0.44)     (0.52)        (0.57)
      Distributions from Net Realized Gains                  --         --         --      (0.00)(1)     (0.81)
                                                       --------   --------   --------   --------      --------
   TOTAL DISTRIBUTIONS                                    (0.45)     (0.44)     (0.44)     (0.52)        (1.38)
                                                       --------   --------   --------   --------      --------
NET ASSET VALUE, END OF YEAR                           $  19.40   $  19.11   $  18.04   $  15.85      $  18.42
                                                       ========   ========   ========   ========      ========
TOTAL RETURN**                                             3.89%      8.34%     16.82%    (11.13)%       (3.07)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Year (in 000's)                     $785,301   $785,856   $712,180   $592,243      $679,548
Ratio of Expenses to Average Net Assets                    0.71%      0.70%      0.70%      0.70%         0.70%
Ratio of Net Investment Income to Average Net Assets       2.18%      2.34%      2.66%      3.12%         3.04%
Portfolio Turnover                                           52%        38%        39%        50%           52%

----------
*    Based on average shares outstanding during the year.

** These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

(1)  Amount represents less than $0.005 per share.

(2)  Subadvisor change February 28, 2005.

                 See accompanying Notes to Financial Statements.

ANNUAL REPORT DECEMBER 31, 2005

64                              FINANCIAL HIGHLIGHTS


                                                                       GROWTH AND INCOME STOCK FUND
                                                       ------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31,                            2005        2004         2003        2002        2001
-------------------------------                        ----------   ----------   ----------   --------   ----------
NET ASSET VALUE, BEGINNING OF YEAR                     $    30.47   $    27.52   $    22.20   $  28.73   $    33.41
                                                       ----------   ----------   ----------   --------   ----------
   INCOME FROM INVESTMENT OPERATIONS:
      Net Investment Income*                                 0.54         0.46         0.40       0.35         0.31
      Net Realized and Unrealized Gain (Loss)                1.16         2.95         5.31      (6.53)       (3.88)
                                                       ----------   ----------   ----------   --------   ----------
   TOTAL FROM INVESTMENT OPERATIONS                          1.70         3.41         5.71      (6.18)       (3.57)
                                                       ----------   ----------   ----------   --------   ----------
DISTRIBUTIONS:
      Distributions from Net Investment Income              (0.55)       (0.46)       (0.39)     (0.35)       (0.31)
      Distributions from Net Realized Gains                    --           --           --         --        (0.79)
      Return of Capital                                        --           --           --         --        (0.01)
                                                       ----------   ----------   ----------   --------   ----------
   TOTAL DISTRIBUTIONS                                      (0.55)       (0.46)       (0.39)     (0.35)       (1.11)
                                                       ----------   ----------   ----------   --------   ----------
NET ASSET VALUE, END OF YEAR                           $    31.62   $    30.47   $    27.52   $  22.20   $    28.73
                                                       ==========   ==========   ==========   ========   ==========

TOTAL RETURN**                                               5.58%       12.43%       25.89%   (21.55)%      (10.71)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Year (in 000's)                     $1,239,868   $1,205,082   $1,065,972   $764,895   $1,031,655
Ratio of Expenses to Average Net Assets                      0.61%        0.60%        0.60%      0.60%        0.60%
Ratio of Net Investment Income to Average Net Assets         1.74%        1.67%        1.69%      1.39%        1.05%
Portfolio Turnover                                             28%          15%          17%        18%          21%

                                                                  CAPITAL APPRECIATION STOCK FUND
                                                       ----------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31,                          2005       2004       2003       2002       2001
-------------------------------                        --------   --------   --------   --------   --------
NET ASSET VALUE, BEGINNING OF YEAR                     $  19.68   $  18.19   $  14.15   $  20.70   $  26.39
                                                       --------   --------   --------   --------   --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net Investment Income*                               0.17       0.15       0.07       0.04       0.02
      Net Realized and Unrealized Gain (Loss)              0.30       1.48       4.05      (6.54)     (2.37)
                                                       --------   --------   --------   --------   --------
   TOTAL FROM INVESTMENT OPERATIONS                        0.47       1.63       4.12      (6.50)     (2.35)
                                                       --------   --------   --------   --------   --------
   DISTRIBUTIONS:
      Distributions from Net Investment Income            (0.18)     (0.14)     (0.08)     (0.04)     (0.02)
      Distributions from Net Realized Gains                  --         --         --      (0.01)     (3.32)
                                                       --------   --------   --------   --------   --------
   TOTAL DISTRIBUTIONS                                    (0.18)     (0.14)     (0.08)     (0.05)     (3.34)
                                                       --------   --------   --------   --------   --------
NET ASSET VALUE, END OF YEAR                           $  19.97   $  19.68   $  18.19   $  14.15   $  20.70
                                                       ========   ========   ========   ========   ========
TOTAL RETURN**                                             2.42%      8.94%     29.13%    (31.41)%    (9.11)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Year (in 000's)                     $688,812   $693,762   $617,603   $592,512   $871,111
Ratio of Expenses to Average Net Assets                    0.81%      0.80%      0.80%      0.80%      0.80%
Ratio of Net Investment Income to Average Net Assets       0.86%      0.82%      0.47%      0.25%      0.10%
Portfolio Turnover                                           73%        26%        29%        27%        28%

----------
*    Based on average shares outstanding during the year.

** These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

                See accompanying Notes to Financial Statements.

                                                 ANNUAL REPORT DECEMBER 31, 2005

                            FINANCIAL HIGHLIGHTS                              65


                                                                        MID-CAP STOCK FUND
                                                       ----------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31,                          2005       2004       2003       2002       2001
-------------------------------                        --------   --------   --------   --------   --------
NET ASSET VALUE, BEGINNING OF YEAR                     $  16.58   $  14.66   $  11.22   $  13.94   $  13.77
                                                       --------   --------   --------   --------   --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net Investment Income*                               0.11       0.18       0.07       0.07       0.05
      Net Realized and Unrealized Gain (Loss)              1.61       2.14       3.43      (2.51)      1.39
                                                       --------   --------   --------   --------   --------
   TOTAL FROM INVESTMENT OPERATIONS                        1.72       2.32       3.50      (2.44)      1.44
                                                       --------   --------   --------   --------   --------
   DISTRIBUTIONS:
      Distributions from Net Investment Income            (0.11)     (0.15)     (0.06)     (0.06)     (0.11)
      Distributions from Net Realized Gains               (0.89)     (0.25)        --      (0.22)     (1.16)
                                                       --------   --------   --------   --------   --------
TOTAL DISTRIBUTIONS                                       (1.00)     (0.40)     (0.06)     (0.28)     (1.27)
                                                       --------   --------   --------   --------   --------
NET ASSET VALUE, END OF YEAR                           $  17.30   $  16.58   $  14.66   $  11.22   $  13.94
                                                       ========   ========   ========   ========   ========

TOTAL RETURN**                                            10.32%     15.86%     31.21%    (17.41)%    11.16%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Year (in 000's)                     $275,279   $218,060   $158,698   $102,589   $105,414
Ratio of Expenses to Average Net Assets                    1.01%      1.00%      1.00%      1.01%      1.01%
Ratio of Net Investment Income to Average Net Assets       0.62%      1.20%      0.57%      0.54%      0.40%
Portfolio Turnover                                           29%        25%        22%        33%        42%

                                                                        MULTI-CAP GROWTH STOCK FUND
                                                       -------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31,                          2005       2004          2003           2002          2001
-------------------------------                        --------   --------      --------      ---------      -------
NET ASSET VALUE, BEGINNING OF YEAR                     $   6.80   $   6.20      $   4.67      $    6.24      $  9.04
                                                       --------   --------      --------      ---------      -------
INCOME FROM INVESTMENT OPERATIONS:
      Net Investment Income (Loss) *                      (0.01)      0.00(1)      (0.01)         (0.00)(1)    (0.00)(1)
      Net Realized and Unrealized Gain (Loss)              0.59       0.81          1.57          (1.57)       (2.79)
                                                       --------   --------      --------      ---------      -------
   TOTAL FROM INVESTMENT OPERATIONS                        0.58       0.81          1.56          (1.57)       (2.79)
                                                       --------   --------      --------      ---------      -------
   DISTRIBUTIONS:
      Distributions from Net Investment Income               --      (0.00)(1)     (0.00)(1)      (0.00)(1)    (0.00)(1)
      Distributions from Net Realized Gains               (0.64)     (0.21)        (0.03)            --           --
      Return of Capital                                      --         --            --             --        (0.01)
                                                       --------   --------      --------      ---------      -------
   TOTAL DISTRIBUTIONS                                    (0.64)     (0.21)        (0.03)         (0.00)(1)    (0.01)
                                                       --------   --------      --------      ---------      -------
NET ASSET VALUE, END OF YEAR                           $   6.74   $   6.80      $   6.20      $    4.67      $  6.24
                                                       ========   ========      ========      =========      =======

TOTAL RETURN**                                             8.75%     13.41%        33.41%        (25.21)%     (30.89)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Year (in 000's)                     $373,921   $336,673      $268,929      $  75,503      $13,923
Ratio of Expenses to Average Net Assets                    0.86%      0.85%         0.85%          0.86%        0.87%
Ratio of Net Investment Income to Average Net Assets      (0.13)%     0.04%        (0.19)%         0.03%       (0.07)%
Portfolio Turnover                                           88%        77%          118%           157%         204%

*    Based on average shares outstanding during the year.

** These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

(1)  Amount represents less than $0.005 per share.

                See accompanying Notes to Financial Statements.

ANNUAL REPORT DECEMBER 31, 2005

66                            FINANCIAL HIGHLIGHTS


                                                                    GLOBAL SECURITIES FUND
                                                       ------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31,                          2005      2004      2003      2002       2001
-------------------------------                        -------   -------   -------   -------    -------
NET ASSET VALUE, BEGINNING OF YEAR
   INCOME FROM INVESTMENT OPERATIONS:                  $ 11.49   $  9.72   $  6.94   $  8.91    $  9.96
                                                       -------   -------   -------   -------    -------
      Net Investment Income*                              0.09      0.06      0.05      0.04       0.04
      Net Realized and Unrealized Gain (Loss)             1.52      1.73      2.80     (1.98)     (1.06)
                                                       -------   -------   -------   -------    -------
TOTAL FROM INVESTMENT OPERATIONS                          1.61      1.79      2.85     (1.94)     (1.02)
                                                       -------   -------   -------   -------    -------

   DISTRIBUTIONS:
      Distributions from Net Investment Income           (0.09)    (0.02)    (0.07)    (0.03)     (0.03)
      Distributions from Net Realized Gains              (0.14)       --        --        --         --
      Return of Capital                                     --        --        --        --      (0.00)(1)
                                                       -------   -------   -------   -------    -------
   TOTAL DISTRIBUTIONS                                   (0.23)    (0.02)    (0.07)    (0.03)     (0.03)
                                                       -------   -------   -------   -------    -------
NET ASSET VALUE, END OF YEAR                           $ 12.87   $ 11.49   $  9.72   $  6.94    $  8.91
                                                       =======   =======   =======   =======    =======

TOTAL RETURN**                                           13.97%    18.42%    41.24%   (21.77)%   (10.32)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Year (in 000's)                     $42,450   $29,979   $18,091   $10,174    $11,488
Ratio of Expenses to Average Net Assets                   0.97%     0.96%     0.96%     0.96%      0.97%
Ratio of Net Investment Income to Average Net Assets      0.80%     0.60%     0.66%     0.55%      0.45%
Portfolio Turnover                                          27%       18%       35%       37%        38%

                                                                    INTERNATIONAL STOCK FUND
                                                       -------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31,                          2005       2004      2003      2002       2001
-------------------------------                        --------   -------   -------   -------    -------
NET ASSET VALUE, BEGINNING OF YEAR
   INCOME FROM INVESTMENT OPERATIONS:                  $  11.36   $  9.54   $  7.19   $  7.89    $  9.73
                                                       --------   -------   -------   -------    -------
      Net Investment Income*                               0.17      0.12      0.11      0.09       0.07
      Net Realized and Unrealized Gain (Loss)              1.71      1.84      2.30     (0.72)     (1.86)
                                                       --------   -------   -------   -------    -------
   TOTAL FROM INVESTMENT OPERATIONS                        1.88      1.96      2.41     (0.63)     (1.79)
                                                       --------   -------   -------   -------    -------

   DISTRIBUTIONS:
      Distributions from Net Investment Income            (0.15)    (0.14)    (0.05)    (0.07)     (0.01)
      Distributions from Net Realized Gains               (0.71)       --        --        --         --
      Return of Capital                                      --        --     (0.01)       --      (0.04)
                                                       --------   -------   -------   -------    -------
   TOTAL DISTRIBUTIONS                                    (0.86)    (0.14)    (0.06)    (0.07)     (0.05)
                                                       --------   -------   -------   -------    -------
NET ASSET VALUE, END OF YEAR                           $  12.38   $ 11.36   $  9.54   $  7.19    $  7.89
                                                       ========   =======   =======   =======    =======

TOTAL RETURN**                                            16.53%    20.48%    33.61%    (7.98)%   (18.46)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Year (in 000's)                     $108,482   $78,477   $56,606   $19,959    $18,977
Ratio of Expenses to Average Net Assets                    1.21%     1.21%     1.21%     1.21%      1.22%
Ratio of Net Investment Income to Average Net Assets       1.47%     1.16%     1.38%     1.15%      0.78%
Portfolio Turnover                                           52%       46%       33%       38%        47%

*    Based on average shares outstanding during the year.

** These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

(1)  Amount represents less than $0.005 per share.

                 See accompanying Notes to Financial Statements.

                                                 ANNUAL REPORT DECEMBER 31, 2005

                        NOTES TO FINANCIAL STATEMENTS                         67


1.   DESCRIPTION OF THE FUND

     The Ultra Series Fund (the "Fund"), a Massachusetts Business Trust, is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as a diversified, open-end management investment company. The Fund is a series fund with ten investment portfolios (the "funds"), each with different investment objectives and policies. The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of the Trust without par value. As of the date of this report, the trustees have authorized the issuance of one class of shares of the funds designated as Class Z. Class Z shares are offered to separate accounts (the "Accounts") of CUNA Mutual Life Insurance Company and to qualified pension and retirement plans of CUNA Mutual Life Insurance Company or its affiliates ("CUNA Mutual Group"). The Fund may, in the future, offer other share classes to separate accounts of insurance companies and to qualified pension and retirement plans that are not affiliated with CUNA Mutual Group. The Fund does not offer shares directly to the general public.

     The Fund has entered into an agreement with CUNA Mutual Life Insurance Company setting forth the terms and conditions pursuant to which the Accounts purchase and redeem shares of the funds. Investments in the Fund by the Accounts are made through either variable annuity or variable life insurance contracts. Net purchase payments under the variable contracts are placed in one or more subaccounts of the Accounts, and the assets of each subaccount are invested (without sales or redemption charges) in shares of the fund corresponding to that subaccount. Fund shares are sold and redeemed at a price equal to the shares' net asset value. The assets of each fund are held separate from the assets of the other funds.

     The Fund has entered into a management agreement with MEMBERS Capital Advisors, Inc. (the "Investment Advisor"), an affiliated company, whereby the Investment Advisor provides or has arranged to provide directly or through third parties, investment advisory, custody, transfer agency, dividend disbursing, legal, accounting, and administrative services to the funds ("Management Agreement"). The Investment Advisor has entered into subadvisory agreements with certain subadvisors ("Subadvisors") for the management of the investments of the High Income Fund, Multi-Cap Growth Stock Fund, Global Securities Fund, International Stock Fund and a portion of the Mid-Cap Stock Fund.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by each fund in the preparation of its financial statements.

     PORTFOLIO VALUATION

     Securities and other investments are valued as follows: Equity securities and exchange-traded funds listed on any U.S. or foreign stock exchange or quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the last quoted sale price or official closing price on that exchange or NASDAQ on the valuation day (provided that, for securities traded on NASDAQ, the funds utilize the NASDAQ Official Closing Price). If no sale occurs, (a) equities traded on a U.S. exchange or on NASDAQ are valued at the mean between the closing bid and closing asked prices and (b) equity securities traded on a foreign exchange are valued at the official bid price. Debt securities purchased with a remaining maturity of 61 days or more are valued by a pricing service selected by the Fund or on the basis of dealer-supplied quotations. Investments in shares of open-ended mutual funds, including money market funds, are valued at their daily net asset value (NAV) which is calculated as of 3:00 p.m. Central Time on each day on which the New York Stock Exchange is open for business. NAV per share is determined by dividing each fund's total net assets by the number of shares of such fund outstanding at the time of calculation. Total net assets are determined by adding the total current value of portfolio securities, cash, receivables, and other assets and subtracting liabilities. Short-term instruments having maturities of 60 days or less and all securities in the Money Market Fund are valued on an amortized cost basis.

     Over-the-counter securities not quoted on NASDAQ are valued at the last sale price on the valuation day. If no sale occurs on the valuation day, an over-the-counter security is valued at the mean between the last bid and asked prices. Over-the-counter options are valued based upon prices provided by market makers in such securities or dealers in such currencies. Financial futures contracts generally are valued at the settlement price established by the exchange on which the contracts are primarily traded. The Investment Advisor's Securities Valuation Committee ("the Committee") shall estimate the fair value of futures positions affected by the daily limit by using its valuation procedures for determining fair value, when necessary. Forward foreign currency exchange contracts are valued based on quotations supplied by dealers in such contracts.

ANNUAL REPORT DECEMBER 31, 2005

68                  NOTES TO FINANCIAL STATEMENTS (CONTINUED)


     The value of all assets and liabilities denominated in foreign currencies will be converted into U.S. dollar values at the noon (Eastern Standard
     Time) Reuters spot rate.

     All other securities for which either quotations are not readily available, no other sales have occurred, or do not in the Investment Advisor's opinion, reflect the current market value are appraised at their fair values as determined in good faith by the Investment Advisor and under the general supervision of the Board of Trustees.

     A fund's investments will be valued at fair value if in the judgment of the Committee an event impacting the value of an investment occurred between the closing time of a security's primary market or exchange (for example, a foreign exchange or market) and the time the fund's share price is calculated at 3:00 p.m. Central Time. Significant events may include, but are not limited to, the following: (1) significant fluctuations in domestic markets, foreign markets or foreign currencies; (2) occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant government actions; and (3) major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Committee would determine the fair value of affected securities considering factors including, but not limited to: index options and futures traded subsequent to the close; ADRs, GDRs or other related receipts; currency spot or forward markets that trade after pricing or foreign exchange; other derivative securities traded after the close such as WEBs and SPDRs. The Committee may rely on an independent fair valuation service to adjust the valuations of foreign equity securities based on specific market-movement parameters established by the Committee and approved by the Fund.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME

     Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales are determined by the identified cost method. Interest income is recorded on an accrual basis. Dividend income is recorded on ex-dividend date. Amortization and accretion are recorded on the effective yield method.

     FEDERAL INCOME TAXES

     It is each fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 applicable to regulated investment companies and to distribute substantially all its taxable income to its shareholders. Accordingly, no provisions for federal income taxes are recorded in the accompanying financial statements.

     EXPENSES

     Expenses that are directly related to one fund are charged directly to that fund. Other operating expenses are prorated to the funds on the basis of relative net assets.

     REPURCHASE AGREEMENTS

     Each fund may engage in repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The funds will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. As of December 31, 2005, none of the funds had open repurchase agreements.

     The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that the repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, a fund could experience delays in liquidating the underlying securities during the period in which the fund seeks to enforce its rights thereto, possible subnormal levels of income, declines in value of the underlying securities, or lack of access to income during this period and the expense of enforcing it rights.

     FOREIGN CURRENCY TRANSACTIONS

     The books and records are maintained in U.S. dollars. Foreign currency denominated transactions (i.e. market value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange.

     The High Income, Mid-Cap Stock, Multi-Cap Growth Stock, Global Securities and International Stock Funds report certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

                                                 ANNUAL REPORT DECEMBER 31, 2005

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)                 69


     The funds do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that which are due to changes in market prices of securities. Such amounts are categorized as gain or loss on investments for financial reporting purposes.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

     Each fund, except the Money Market Fund, may purchase and sell forward foreign currency exchange contracts for defensive or hedging purposes. When entering into forward foreign currency exchange contracts, the funds agree to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily. The funds' net assets reflect unrealized gains or losses on the contracts as measured by the difference between the forward foreign currency exchange rates at the dates of entry into the contracts and the forward rates at the reporting date. The funds realize a gain or a loss at the time the forward foreign currency exchange contracts are settled or closed out with an offsetting contract. Realized and unrealized gains and losses are included in the Statements of Operations. As of December 31, 2005, none of the funds had open forward foreign currency exchange contracts.

     If a fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose, the fund will be required to place cash or liquid high grade debt securities in a segregated account with the fund's custodian in an amount equal to the value of the fund's total assets committed to the consummation of the forward contract. If the value of the securities in the segregated account declines, additional cash or securities will be placed in the segregated account so that the value of the account will equal the amount of the fund's commitment with respect to the contract.

     FUTURES CONTRACTS

     Each fund, except the Money Market Fund, may purchase and sell futures contracts and purchase and write options on futures contracts. The funds will engage in futures contracts or related options transactions to hedge certain market positions. Upon entering into a futures contract, the fund is required to pledge to the broker an amount of cash, U.S. Government securities or other assets, equal to a certain percentage of the contract (initial margin deposit). Subsequent payments, known as "variation margin," are made or received by the fund each day, depending on the daily fluctuations in the fair value of the futures contract. When a fund enters into a futures contract, the fund segregates in cash or liquid securities, of any type or maturity, equal in value to the fund's commitment. The fund recognizes a gain or loss equal to the daily change in the value of the futures contracts. Should market conditions move unexpectedly, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. As of December 31, 2005, none of the funds have open futures contracts.

     DELAYED DELIVERY SECURITIES

     Each fund may purchase securities on a when-issued or delayed delivery basis. "When-issued" refers to securities whose terms are available and for which a market exists, but that have not been issued. For when-issued or delayed delivery transactions, no payment is made until delivery date, which is typically longer than the normal course of settlement, and often more than a month or more after the purchase. When a fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, the fund segregates in cash or liquid securities, of any type or maturity, equal in value to the fund's commitment. Losses may arise due to changes in the market value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic or other factors. As of December 31, 2005, the Bond Fund, High Income Fund and Balanced Fund entered into such transactions, the market values of which are identified in each fund's Portfolio of Investments.

     RECLASSIFICATION ADJUSTMENTS

     Paid-in capital, undistributed net investment income, and accumulated net realized gain (loss) have been adjusted in the Statements of Assets and Liabilities for permanent book-tax differences for all funds. Differences primarily relate to the tax treatment of net operating losses, paydown gains and losses, foreign currency gains and losses, distributions from real estate investment trusts, and passive foreign investment companies.

3.   ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS

     The Fund has entered into a Management Agreement with the Investment Advisor. For services under the Management Agreement, the Investment Advisor is entitled to receive a management fee, which is calculated daily and paid monthly, at an annual rate based upon the following percentages of average daily net assets: .45% for the Money Market Fund, .55% for the Bond Fund, .75% for the High Income Fund, .70% for the Balanced Fund, .60% for the Growth and Income Stock Fund, .80%

ANNUAL REPORT DECEMBER 31, 2005

70                 NOTES TO FINANCIAL STATEMENTS (CONTINUED)


     for the Capital Appreciation Stock Fund, 1.00% for the Mid-Cap Stock Fund, .85% for the Multi-Cap Growth Stock Fund, .95% for the Global Securities Fund, and 1.20% for the International Stock Fund.

     In addition to the management fee, the Fund is responsible for fees of the disinterested trustees, brokerage commissions and other expenses incurred in connection with the acquisition or disposition of investments, costs of borrowing money, expenses for independent audits, tax, compliance and extraordinary expenses as approved by a majority of the disinterested trustees.

     The Investment Advisor is solely responsible for the payment of all fees to the Subadvisors. The Subadvisors for the funds are Shenkman Capital Management, Inc. for the High Income Fund, Wellington Management Company, LLP for a portion of the Mid-Cap Stock Fund and the entire Multi-Cap Growth Stock Fund, Oppenheimer Funds, Inc. for the Global Securities Fund, and Lazard Asset Management LLC for the International Stock Fund. The Investment Advisor manages the other portion of the Mid-Cap Stock Fund, Bond Fund, Balanced Fund, Capital Appreciation Fund, Growth and Income Fund, and the Money Market Fund.

     Unaffiliated trustees receive from the Fund an attendance fee for each Board or committee meeting attended, with an additional remuneration paid to the "lead" trustee and audit committee chair.

     All shares are distributed through CUNA Brokerage Service, Inc. ("CUNA Brokerage"), an affiliated company, pursuant to a distribution agreement between the Trust and CUNA Brokerage. CUNA Brokerage's principal place of business is located at 5910 Mineral Point Road, Madison, WI 53705.

4.   DIVIDENDS FROM NET INVESTMENT INCOME AND DISTRIBUTIONS OF CAPITAL GAINS

     With respect to the Money Market Fund, dividends from net investment income and net realized gains are declared and reinvested daily in additional full and fractional shares of the Money Market Fund. The Bond Fund, High Income Fund, Balanced Fund, Growth and Income Stock Fund, Capital Appreciation Stock Fund, Mid-Cap Stock Fund, Multi-Cap Growth Stock Fund, Global Securities Fund and the International Stock Fund declare and reinvest dividends from net investment income annually in additional full and fractional shares of the respective funds. Distributions from net realized gains from investment transactions, if any, are distributed and reinvested to shareholders annually.

     Income and capital gain distributions, if any, are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Taxable distributions may differ from book amounts earned during the period due to differences in the timing of capital gains recognition, and due to the reclassification of certain gains or losses from capital to income.

5.   SECURITIES TRANSACTIONS

     For the year ended December 31, 2005, aggregate cost of purchases and proceeds from sales of securities, other than short-term investments, were as follows:

                              U.S. GOVERNMENT SECURITIES   OTHER INVESTMENT SECURITIES
                             ---------------------------   ---------------------------
FUND                           PURCHASES        SALES        PURCHASES        SALES
----                         ------------   ------------   ------------   ------------
Bond                         $274,607,519   $231,543,992   $ 87,178,046   $ 59,321,907
High Income                            --             --    120,772,399     97,662,869
Balanced                      100,197,506    129,296,051    293,330,187    267,071,926
Growth & Income Stock                  --             --    333,488,457    329,302,212
Capital Appreciation Stock             --             --    493,171,234    500,096,085
Mid-Cap Stock                          --             --    103,048,459     68,691,741
Multi-Cap Growth Stock                 --             --    299,422,092    291,580,370
Global Securities                      --             --     16,592,534      8,879,299
International Stock                    --             --     59,766,007     45,100,153

6.   FOREIGN SECURITIES

     Each fund may invest in foreign securities, although only the Multi-Cap Growth Fund, Global Securities Fund, and International Stock Fund anticipate having significant investments in such securities, and the Money Market Fund is limited to U.S. dollar-denominated foreign money market securities. Foreign securities refer to securities that are: (1) issued by companies organized outside the U.S. or whose principal operations are outside the U.S., (2) issued by foreign governments or their agencies or instrumentalities, (3) principally traded outside the U.S., or
     (4) quoted or denominated in a foreign currency. Foreign securities include ADRs, EDRs,

                                                 ANNUAL REPORT DECEMBER 31, 2005

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)                 71


     GDRs, SDRs and foreign money market securities. Dollar-denominated securities that are part of the Merrill Lynch U.S. Domestic Master Index are not considered a foreign security.

     Certain of the funds have reclaim receivable balances, in which the funds are due a reclaim on the taxes that have been paid to some foreign jurisdictions. The values of all reclaims are not significant for any of the funds and are reflected in Other Assets on the Statement of Assets and Liabilities. On a periodic basis, these receivables are reviewed to ensure the current receivable balance is reflective of the amount deemed to be collectible.

7.   SECURITIES LENDING

     Each fund, except the Money Market Fund, entered into a Securities Lending Agreement (the "Agreement") with State Street Bank and Trust Company ("State Street"). Under the terms of the Agreement, the funds may lend portfolio securities to qualified borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash or other liquid assets at least equal to 102% of the value of the securities, which is determined on a daily basis. At December 31, 2005, cash collateral received for funds engaged in securities lending was invested in the State Street Navigator Securities Lending Prime Portfolio. Additionally, the Bond and Balanced Funds received non-cash collateral, which they are not permitted to sell or repledge, in the amounts of $1,463,943 and $292,900, respectively. The value of all cash collateral is included within the Portfolio of Investments with an offsetting liability, payable upon return of securities loaned, reflected on the Statements of Assets and Liabilities.

     Amounts earned as interest on investments of cash collateral, net of rebates and fees, are included in the Statements of Operations. The value of securities on loan at December 31, 2005 is as follows:

                             VALUE OF SECURITIES ON LOAN
                             ---------------------------
Bond                                 $146,582,444
High Income                            16,018,733
Balanced                               80,117,754
Growth and Income Stock                31,558,878
Capital Appreciation Stock             17,116,329
Mid-Cap Stock                          29,638,464
Multi-Cap Growth Stock                 44,002,630
Global Securities                         909,725

     The primary risk associated with securities lending is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the funds could experience delays and costs in recovering securities loaned or in gaining access to the collateral.

8.   TAX INFORMATION

     The tax character of distributions paid during the years ended December 31, 2005 and 2004 was as follows:

                                  ORDINARY INCOME         LONG-TERM CAPITAL GAINS
                             -------------------------   ------------------------
                                 2005          2004          2005         2004
                             -----------   -----------   -----------   ----------
Money Market                 $ 3,569,813   $ 1,221,371   $        --   $       --
Bond                          25,187,481    22,943,666            --           --
High Income                    8,189,568     7,039,140            --           --
Balanced                      17,769,981    17,712,402            --           --
Growth and Income Stock       21,292,637    18,038,982            --           --
Capital Appreciation Stock     6,310,154     4,762,955            --           --
Mid-Cap Stock                  4,471,729     1,964,713    10,474,065    3,150,100
Multi-Cap Growth Stock         4,177,886     2,802,726    29,158,294    7,298,167
Global Securities                281,616        60,400       446,500           --
International Stock            1,689,222       935,800     5,339,322           --

ANNUAL REPORT DECEMBER 31, 2005

72                  NOTES TO FINANCIAL STATEMENTS (CONTINUED)


     As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

                             ORDINARY INCOME   LONG-TERM CAPITAL GAINS
                             ---------------   -----------------------
Money Market                    $       --            $       --
Bond                               407,191                    --
High Income                        120,993                    --
Balanced                           248,343                    --
Growth and Income Stock            351,650                    --
Capital Appreciation Stock         133,823                    --
Mid-Cap Stock                      123,521               318,450
Multi-Cap Growth Stock           1,379,617             4,581,519
Global Securities                  120,223               588,912
International Stock                935,903               420,940

     For federal income tax purposes, the funds listed below have capital loss carryovers as of December 31, 2005, which are available to offset future capital gains, if any:

                             CARRYOVER    CARRYOVER   CARRYOVER    CARRYOVER    CARRYOVER     CARRYOVER    CARRYOVER
                              EXPIRING    EXPIRING     EXPIRING    EXPIRING      EXPIRING     EXPIRING     EXPIRING
                              IN 2007      IN 2008     IN 2009      IN 2010      IN 2011       IN 2012      IN 2013
                             ---------   ----------   ---------   ----------   -----------   ----------   ----------
Bond                          $235,991   $7,577,224      $--      $1,857,702   $   104,606   $1,560,242   $1,445,891
High Income                         --           --       --         127,582            --           --      147,682
Balanced                            --           --       --              --     2,061,005           --           --
Growth & Income Stock               --           --       --              --     1,844,912      918,038           --
Capital Appreciation Stock          --           --       --       2,145,414    58,744,910           --           --

     After October 31, 2005, the following funds had capital and currency losses in the following amounts:

                      POST-OCTOBER CURRENCY LOSSES
                      ----------------------------
Global Securities                $ 4,712
International Stock               24,620

     For federal income tax purposes, these amounts are deferred and deemed to have occurred in the next fiscal year.

     At December 31, 2005, the aggregate gross unrealized appreciation (depreciation) and net unrealized appreciation (depreciation) for all securities as computed on a federal income tax basis for each fund were as follows:

                             APPRECIATION   DEPRECIATION        NET
                             ------------   ------------   ------------
Bond                         $  6,124,781   $ (6,505,023)  $   (380,242)
High Income                     1,710,750     (1,540,436)       170,314
Balanced                      101,184,036    (10,195,644)    90,988,392
Growth and Income Stock       253,399,356    (27,957,547)   225,441,809
Capital Appreciation Stock     69,453,968    (17,406,355)    52,047,613
Mid-Cap Stock                  59,549,519     (4,871,923)    54,677,596
Multi-Cap Growth Stock         63,936,449     (1,738,619)    62,197,830
Global Securities               9,267,420       (471,666)     8,795,754
International Stock            24,142,372     (1,242,965)    22,899,407

     The differences between cost amounts for book purposes and tax purposes are primarily due to the tax deferral of losses.

9.   CONCENTRATION OF RISK

     Investing in certain financial instruments, including forward foreign currency contracts and futures contracts, involves risk other than that reflected in the Statements of Assets and Liabilities. Risks associated with these instruments include potential for an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contracts, changes in the value of foreign currency relative to the U.S. dollar and financial statement volatility resulting from an imperfect correlation between the movements in the prices of the instruments and the prices of the underlying securities and interest rates

                                                 ANNUAL REPORT DECEMBER 31, 2005

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)                 73


     being hedged. The High Income Fund, Multi-Cap Growth Stock Fund, International Stock Fund, and the Global Securities Fund enter into these contracts primarily to protect these funds from adverse currency movements.

     Investing in foreign securities involves certain risks not necessarily found in U.S. markets. These include risks associated with adverse changes in economic, political, regulatory and other conditions, changes in currency exchange rates, exchange control regulations, expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments or capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. Further, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers.

     The High Income Fund invests in securities offering high current income which generally will include bonds in the below investment grade categories of recognized ratings agencies (so-called "junk bonds"). These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities. The fund generally invests at least 80% of its assets in high yield securities.

ANNUAL REPORT DECEMBER 31, 2005

74           REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Shareholders and Board of Trustees of Ultra Series Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of Ultra Series Fund ("the Funds"), comprising Money Market Fund, Bond Fund, High Income Fund, Balanced Fund, Growth and Income Stock Fund, Capital Appreciation Stock Fund, Mid-Cap Stock Fund, Multi-Cap Growth Stock Fund, Global Securities Fund, and International Stock Fund as of December 31, 2005, and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Funds' financial highlights for the periods ended prior to December 31, 2004 were audited by other auditors whose report, dated February 13, 2004, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the Ultra Series Fund as of December 31, 2005, the results of their operations for the year then ended and the changes in their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois
February 14, 2006

                                                 ANNUAL REPORT DECEMBER 31, 2005

                          OTHER INFORMATION (UNAUDITED)                       75


AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available to shareholders at no cost on the SEC's website at www.sec.gov Form N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. More information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by the Fund to vote proxies related to portfolio securities is available to shareholders at no cost on the SEC's website at www.sec.gov or by calling CUNA Mutual Life Insurance Company at 1-800-798-5500. The proxy voting records for the funds for the most recent twelve-month period ended June 30 are available to shareholders at no cost on the SEC's website at www.sec.gov.

BOARD OF TRUSTEES' ANNUAL APPROVAL OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

Under the Investment Company Act, each fund's investment advisory agreement, and any subadvisory agreement, must be approved at least annually by the fund's board of trustees, including a majority of the trustees who are not "interested persons" under the Act.

The board of trustees of Ultra Series Fund's portfolios (the "Funds") reviews the performance of the Funds and their investment advisor and subadvisors at each regular board meeting. At these meetings, the board also receives updates concerning the investment strategies being pursued by the Funds, changes in the Funds' investment processes and portfolio management personnel, the expenses incurred by the Funds, and various other matters which may impact the Funds' performance and that of their investment advisor and subadvisors.

In addition, the board of trustees considers the formal approval of the Funds' investment advisory and subadvisory agreements at an in-person meeting held in December of each year. The most recent such meeting was held December 2, 2005. Prior to this meeting, the board of trustees requested that the Funds' investment advisor and subadvisors provide written information addressing factors to be considered by the trustees in deciding whether or not to approve the agreements. In addition, counsel to the independent trustees provided the trustees with a memorandum reviewing their duties under the Investment Company Act and state law with respect to approval of the agreements, and he discussed the substance of this memorandum with the independent trustees before the December 2 meeting.

At the December 2 meeting, representatives of the investment advisor reviewed the written information it had provided and responded to questions from trustees concerning this information and related matters. In addition, at this meeting representatives of each subadvisor responded to follow-up questions concerning their materials which the trustees and investment advisor provided to them before the meeting. Following these presentations and discussions, the board of trustees unanimously approved the investment advisory agreement and each subadvisory agreement at the December 2 meeting. In determining to approve these agreements, the board of trustees considered the following factors and reached the following conclusions:

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE INVESTMENT ADVISOR AND
SUBADVISORS: The trustees received and considered a variety of information pertaining to the nature, extent and quality of the services provided and proposed to be provided by the investment advisor and subadvisors. This information included professional qualifications and experience of the portfolio management teams for each Fund; the portfolio management processes utilized by these teams; the organization, resources and research capabilities of the investment management companies of which these teams are a part; and the investment advisor's and subadvisors' compliance, regulatory and litigation experience, their portfolio transaction execution policies and practices, and their policies and procedures for allocating transactions among accounts. In the course of this review, the board of trustees particularly noted that the investment advisor retained a new Chief Investment Officer ("CIO") in September 2005, and the board considered enhancements to the advisor's investment processes and personnel which the new CIO has implemented and plans to implement. After reviewing this information and discussing it with representatives of the investment advisor and subadvisors, the board of trustees concluded that it was generally satisfied with the nature, extent and quality of the services provided and to be provided by the investment advisor and subadvisors and that these services compare satisfactorily to those provided by others in the industry.

INVESTMENT PERFORMANCE OF THE FUNDS AND THEIR INVESTMENT ADVISOR AND
SUBADVISORS: As noted above, the Funds' board of trustees reviews the performance of the Funds and their investment advisor and subadvisors at each regular board meeting held throughout the year. In addition, at the board's December 2 meeting, the trustees reviewed the Funds' performance compared to (i) the performance of the Funds' respective unmanaged benchmarks, which also are used for comparative purposes in the Funds' annual

ANNUAL REPORT DECEMBER 31, 2005

76                  OTHER INFORMATION (UNAUDITED) (CONTINUED)


and semi-annual reports to shareholders, and (ii) the performance of the other funds which Morningstar considers to be "peer" funds in its published reports. Morningstar, Inc., an investment research and reporting company, compiles and analyzes stock, mutual fund and variable annuity data, including performance ratings and rankings.

The trustees also considered written discussions which the investment advisor or, in the case of the subadvised funds, the subadvisor provided to them regarding the major elements of each Fund's investment strategy which contributed positively or negatively to the Fund's performance during the preceding year, as well as the steps which have been or will be taken in order to improve performance where appropriate. In the case of the investment advisor, these steps included the enhancements, noted above, which the advisor's CIO has implemented and plans to implement.

Among other things, the trustees noted that six of the ten funds outperformed their Morningstar peer group medians on a trailing one-year basis as of September 30, 2005, and that an additional two funds ranked in the middle third of their Morningstar peer groups for this period. They also noted that eight funds outperformed their Morningstar peer group medians on a calendar year-to-date basis through October 31, 2005, and that a ninth fund was in the middle third of its peer group for this period. The only fund which ranked in the bottom third of its Morningstar peer group for both periods was Capital Appreciation Stock Fund. With respect to this fund, the trustees engaged in a dialogue with the investment advisor's new CIO concerning the advisor's plans for improving its performance. Based on these reviews and discussions, the trustees concluded that they were comfortable with the fund's performance or with the steps which the investment advisor intends to take to improve their performance.

COST OF SERVICES PROVIDED AND PROFITABILITY: At the December 2 meeting, the trustees reviewed a written presentation by the Funds' investment advisor setting forth, on a fund-by-fund basis, the advisor's revenues, expenses, and pre-tax profitability under its investment advisory agreements with the Funds. The trustees also reviewed the methodology which the advisor used to allocate revenues and expenses for purposes of this presentation. In the course of their review, the trustees noted that the pre-tax margins reported by the advisor appeared reasonable and were lower than the margins which have been upheld in reported judicial decisions concerning investment advisory fees. They also noted the advisor's representation that it expects to incur significant new expenses over the coming year as it enhances its investment personnel and systems.

The trustees also considered how each fund's total expense ratio compares to those of the other funds in its Morningstar peer group (excluding, in the case of Capital Appreciation Stock Fund, index funds which the advisor did not deem to be comparable from an expense standpoint). Because the Funds are so-called "unitary fee" funds which pay a single fee which covers both investment advisory and most other administrative services, the trustees did not consider comparative Morningstar data pertaining to investment advisory fees standing alone. The trustees noted that five of the ten funds' total expense ratios ranked in the first or second quintiles of their Morningstar peer groups (with the first quintile including the 20% of funds with the lowest total expense ratios); four funds ranked in the third quintile; and one fund ranked in the fourth quintile. They also noted the advisor's explanation that the latter fund, International Fund, invests a portion of its assets in categories of stocks which are outside the MSCI EAFE index (i.e., emerging markets and small-cap stocks), so that its management fees would be expected to be higher than those of international funds which invest solely in EAFE-type stocks.

In the case of the subadvised funds, the trustees also considered information provided by the subadvisors concerning the management fees they charge to other comparable mutual funds and to other accounts with similar investment objectives and policies. The trustees concluded that the subadvisory fees borne by these funds are generally comparable to those charged by the subadvisors to other comparable funds. They also concluded that where the fees charged by the subadvisors to other, non-fund accounts with similar investment objectives and policies are lower than those charged to the Funds, the non-fund accounts generally require less work on the part of the subadvisor due to less active cash flows, the absence of Investment Company Act regulatory requirements, and other factors.

Based on all this information, the trustees concluded that the total expenses borne by the Funds are reasonable in relation to the services provided, and that the investment advisor's level of profitability from its advisory agreements with the Funds is well within reason.

ECONOMIES OF SCALE: Because the Funds are relatively small (with only one fund exceeding $1 billion in assets at September 30, 2005), the trustees did not request a formal study or analysis of whether the investment advisor experiences economies of scale in their management, or might do so if the Funds grow in the future. However, they did note the advisor's statement that it does not realize significant economies of scale at the Funds' current sizes.

The trustees also noted that the Funds' unitary fee schedules do not presently include "breakpoints" providing for lower fee rates at higher asset levels. In this connection, the trustees took note of the advisor's statement that during the next year, it intends to

                                                 ANNUAL REPORT DECEMBER 31, 2005

                    OTHER INFORMATION (UNAUDITED) (CONTINUED)                 77


examine whether it would be appropriate to add breakpoints to any of the Funds' advisory agreements. The trustees determined not to seek the addition of "breakpoints" to the Funds' unitary fee schedules at the present time, but they also anticipated monitoring this issue going forward.

OTHER BENEFITS TO THE INVESTMENT ADVISOR AND SUBADVISORS FROM THEIR RELATIONSHIPS WITH THE FUNDS: The trustees also considered the nature and extent of other benefits which may flow to the investment advisor and subadvisors from their relationships with the Funds. The trustees noted that the investment advisor and subadvisors execute a portion of the Funds' portfolio transactions on a "soft dollar" basis, pursuant to which the advisor and subadvisors receive research services from or through the executing brokers. In connection with each regular board of trustees meeting, the trustees review a third-party evaluation of the quality of execution of the portfolio transactions executed by the investment advisor on behalf of the Funds. The trustees have also noted that the investment advisor receives only propriety research, and not third-party research, in connection with its soft dollar transactions for the Funds. Finally, the trustees noted that the reported execution and soft dollar benefits received by subadvisors were reasonable in light of the transactions each subadvisor executes on behalf of the Funds. Based on these reviews, the trustees were satisfied with the execution of the Fund's portfolio transactions and did not believe the soft dollar benefits received by the investment advisor and subadvisors were excessive.

Based on the foregoing information, the trustees concluded that while additional benefits flow to the investment advisor and subadvisors from their relationships with the Funds, the nature and extent of these additional benefits are not unreasonable when considered in the context of the overall services provided to, and fees received from, the Funds by these entities.

Board of trustees conclusion: After taking the foregoing information and the other information provided by the investment advisor and subadvisors into account, the board of trustees, acting in the exercise of its business judgment, unanimously approved the investment advisory agreement and the subadvisory agreements referred to above. In doing so, the board did not assign specific weights to the various factors considered, nor did it deem any one factor or set of factors to be decisive. Instead, it considered the total mix of information provided to it in reaching its decisions.

FUND EXPENSES PAID BY SHAREHOLDERS

As a shareholder of the funds, you pay no transaction costs, but do incur ongoing costs which include management fees; disinterested trustees fees; brokerage commissions and other expenses incurred in connection with the acquisition or disposition of investments; costs of borrowing money; expenses for independent audits, taxes, and extraordinary expenses as approved by a majority of the disinterested trustees. The examples in the table that follows are intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period ended December 31, 2005.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for the funds. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table for the fund you own under the heading entitled "Actual" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the funds and other funds. To do so, compare the 5% hypothetical example of the funds you own with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

ANNUAL REPORT DECEMBER 31, 2005

78                  OTHER INFORMATION (UNAUDITED) (CONTINUED)


                                                          ACTUAL              HYPOTHETICAL
                                                   --------------------   --------------------
                                                               EXPENSES               EXPENSES
                             BEGINNING    ANNUAL     ENDING      PAID       ENDING      PAID
                              ACCOUNT    EXPENSE    ACCOUNT     DURING     ACCOUNT     DURING
FUND                           VALUE      RATIO      VALUE      PERIOD*     VALUE      PERIOD*
----                         ---------   -------   ---------   --------   ---------   --------
Money Market                   $1,000     0.46%    $1,016.60     $2.34    $1,022.89     $2.35
Bond                            1,000     0.56        998.40      2.82     1,022.38      2.85
High Income                     1,000     0.76      1,022.90      3.88     1,021.37      3.87
Balanced                        1,000     0.71      1,029.90      3.63     1,021.63      3.62
Growth and Income Stock         1,000     0.61      1,053.60      3.16     1,022.13      3.11
Capital Appreciation Stock      1,000     0.81      1,029.90      4.14     1,021.12      4.13
Mid-Cap Stock                   1,000     1.01      1,066.50      5.26     1,020.11      5.14
Multi-Cap Growth                1,000     0.86      1,097.40      4.55     1,020.87      4.38
Global Securities               1,000     0.97      1,143.60      5.24     1,020.32      4.94
International Stock             1,000     1.21      1,165.40      6.60     1,019.11      6.16

* Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by number of days in most recent fiscal half-year (184) divided by 365 to reflect the one-half year period.

PLEASE NOTE THAT THE EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT YOUR ONGOING COSTS OF THE FUNDS AND DO NOT REFLECT ANY SEPARATE ACCOUNT FEES, CHARGES, OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACTS, OR RETIREMENT AND PENSION PLANS THAT USE THE FUNDS. IF THESE FEES, CHARGES OR EXPENSES WERE INCLUDED, YOUR COSTS WOULD HAVE BEEN HIGHER.Therefore, the information provided in the hypothetical example table is useful in comparing ongoing fund costs only, and will not help you determine the relative total costs of owning different funds.

                                                 ANNUAL REPORT DECEMBER 31, 2005

                              TRUSTEES AND OFFICERS                           79


ULTRA SERIES FUND TRUSTEES AND OFFICERS

Each trustee and officer oversees 19 portfolios in the fund complex, which consists of the Ultra Series Fund with 10 portfolios and the MEMBERS Mutual Funds with 9 portfolios. The address of each trustee and officer is 5910 Mineral Point Road, Madison, WI 53705. The Statement of Additional Information, which includes additional information about the trustees and officers, is available at no cost on the SEC's web site at www.sec.gov or by calling CUNA Mutual Life Insurance Company at 1-800-798-5500.

NAME;
POSITION(S) HELD WITH THE FUND & YEAR ELECTED;   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS;
YEAR OF BIRTH                                    OTHER OUTSIDE DIRECTORSHIPS
----------------------------------------------   -----------------------------------------------
INTERESTED TRUSTEES AND OFFICERS

Michael S. Daubs, CFA                            MEMBERS Capital Advisors, Inc.: Senior Vice President (since Sept. 2005) and
Trustee & Chairman (1997)                        President (1982-August 2005). CUNA Mutual Insurance Society: Chief Officer-
President & Principal Executive Officer (1984)   Investments (1990-August 2005). CUNA Mutual Life Insurance Company:
1943                                             Chief Officer-Investments (1973-August 2005).
                                                 Other Directorships: None

Lawrence R. Halverson, CFA                       MEMBERS Capital Advisors, Inc.: Senior Vice President-Equities (since 1996).
Trustee (1997)                                   Other Directorships: None
Vice President (1988)
1945

Mary E. Hoffmann, CPA                            MEMBERS Capital Advisors, Inc.: Vice President-Finance and Operations (since
Treasurer (1999)                                 January 2006), Assistant Vice President-Finance and Operations (2001-2005) and
1970                                             Product Operations and Finance Manager (1998-2001).
                                                 Other Directorships: None

Holly S. Baggot                                  MEMBERS Capital Advisors, Inc.: Operations Officer-Mutual Funds (since
Secretary and Assistant Treasurer (2003)         July 2005), Senior Manager Product and Fund Operations (2001-June 2005) and
1960                                             Operations and Administration Manager (1998-2001).
                                                 Other Directorships: None

Dan P. Owens                                     MEMBERS Capital Advisors, Inc.: Operations Officer-Investments (since July
Assistant Treasurer (2001)                       2005), Senior Manager Portfolio Operations (2001-June 2005) and Investment
1966                                             Operations Manager (1999-2001).
                                                 Other Directorships: None

Molly Head                                       MEMBERS Capital Advisors, Inc.: Chief Compliance Officer, (since May
Chief Compliance Officer (2005)                  2005); Harris Associates L.P.: Chief Compliance Officer/Advisor (1985-2005).
1962                                             Other Directorships: None

INDEPENDENT TRUSTEES

Rolf F. Bjelland, CLU                            Lutheran Brotherhood Mutual Funds: Chairman and President (1983-2002);
Trustee (2003)                                   Lutheran Brotherhood (now Thrivent Financial) Chief Investment Officer
1938                                             (1983-2002).
                                                 Other Directorships: Regis Corp, Director (since 1982)

Gwendolyn M. Boeke                               Wartburg Theological Seminary Development Association: Development
Trustee (1988)                                   Associate (1997-2003); Evangelical Lutheran Church in America Foundation:
1934                                             Regional Director (1990-2000); Wartburg College: Director (1986-2001).
                                                 Other Directorships: None

Steven P. Riege                                  The Rgroup: Owner/President (since 2001); Robert W. Baird & Company: Senior
Trustee (2005)                                   Vice President Marketing and First Vice President Human Resources (1986-2001).
1954                                             Other Directorships: None

Richard E. Struthers                             Clearwater Capital Management: Chairman and Chief Executive Officer
Trustee (2004)                                   (since 1998).
1952                                             Other Directorships: None

(1) The board of trustees adopted term limits authorizing each independent trustee to serve in such capacity until the first to occur: (1) serving one twelve-year term, or (2) reaching the age of 72; provided however, that no independent trustee serving on the board on the date of adoption of such term limits is required to resign pursuant to the adoption of such limits prior to September 30, 2004.

ANNUAL REPORT DECEMBER 31, 2005

ITEM 2. CODE OF ETHICS.

As of the period ended December 31, 2005, Ultra Series Fund (also referred to herein as the "Registrant," or the "Trust") has adopted a code of ethics ("Code") that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's board of trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Rolf F. Bjelland, who is an "independent" trustee for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)  Audit Fees

     For the fiscal years ended December 31, 2005 and December 31, 2004 respectively, the aggregate fees for professional services rendered by Deloitte & Touche LLP ("Deloitte & Touche"), the Trust's independent registered public accountant, for the audit of the Trust's annual financial statements and services normally provided by such firm in connection with statutory and regulatory filings and engagements for such fiscal years, totaled $111,825 and $105,000 respectively.

(b)  Audit Related Fees

     For the fiscal years ended December 31, 2005 and December 31, 2004 respectively, the aggregate fees for professional services rendered by Deloitte & Touche for assurance and related services by such firm that were reasonably related to the performance of the audit of the Trust's annual financial statements other than those referenced in paragraph (a) above, totaled $0.

(c)  Tax Fees

     For the fiscal years ended December 31, 2005 and December 31, 2004 respectively, the aggregate fees for professional services rendered by Deloitte and Touche for tax compliance, tax advice and tax planning for such fiscal years, totaled $2,553 and $2,400 respectively, in each case 100% of which was pre-approved by the Audit Committee.

     Included in the scope of services comprising the fees disclosed under this
     Item 4(c) were the following services: review excise tax calculations and related distributions for the International Stock, High Income, Global Securities, and Multi-Cap Growth Stock Funds.

(d)  All Other Fees

     For the fiscal years ended December 31, 2005 and December 31, 2004 respectively, the aggregate fees for professional services rendered by Deloitte & Touche for products and services other than those reported in subparagraphs (a) through (c) of this Item 4, for such fiscal years, totaled $0.

(e)(1) Pursuant to Rule 2-01(a)(c)(7) of Regulation S-X, the Audit Committee has established pre-approval policies and procedures with respect to audit, audit-related, tax, and other non-audit services. A copy of such pre-approval policies and procedures is attached hereto as Appendix A.

(e)(2) The Audit Committee has approved, as required by Rule 2-01(c)(7)(i)(C) of Regulation S-X, 100% of the services described in this Item 4(b) through
     (d), which such services are described above.

(f)  Not applicable.

(g) During the Trust's fiscal years ended December 31, 2005 and December 31, 2004, the aggregate non-audit fees billed by Deloitte & Touche for services rendered to the Trust, MEMBERS Capital Advisors, Inc. ("MCA"), the Trust's investment adviser, and to any entity controlling, controlled by, or under common control with MCA that provides ongoing services to the Trust, totaled $0.

(h) The Trust's Audit Committee has considered the provision of the non-audit services that were rendered to MCA, and any entity controlling, controlled by, or under common control with MCA that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph Rule 2-01(c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte & Touche's independence.

ITEMS 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

     The Registrant's Board of Trustees has determined that the Registrant has a separately-designated standing audit committee. The names of the audit committee are Rolf F. Bjelland, Gwendolyn M. Boeke, Steven P. Riege, and Richard Struthers.

ITEMS 6. SCHEDULE OF INVESTMENTS

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees, since those procedures were last disclosed in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) Based on their evaluation of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, the Registrant's principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

     (b) There were no significant changes in the Trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant's most recent second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)  Code of Ethics

     (b) Certifications of the Principal Executive and Principal Financial Officers of the registrant

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ULTRA SERIES FUND


BY: /s/ Michael S. Daubs
    ---------------------------------
    Michael S. Daubs
    President

Date: February 20, 2006

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


BY: /s/ Michael S. Daubs
    ---------------------------------
    Michael S. Daubs
    President, Ultra Series Fund

Date: February 20, 2006


BY: /s/ Mary E. Hoffmann
    ---------------------------------
    Mary E. Hoffmann
    Treasurer, Ultra Series Fund

DATE: February 21, 2006

                                  EXHIBIT INDEX

2(f)(1) - Code of Ethics

10(b)(i) - Certification of Michael S. Daubs, President/Principal Executive Officer, Ultra Series Fund

10(b)(ii) - Certification of Mary E. Hoffmann, Treasurer/Principal Financial Officer, Ultra Series Fund

Appendix A - Audit Committee Policy Regarding Pre-Approval of Services Provided by Independent Auditors